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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

           CONSENT SOLICITATION STATEMENT PURSUANT TO SECTION 14(A)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [_]

Filed by a party other than the registrant [X]

Check the appropriate box:

 [_] Preliminary consent solicitation   [_]    CONFIDENTIAL,FOR USE OF THE
     statement                                 COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14A-6(E)(2))

 [X] Definitive consent solicitation statement

 [_] Definitive additional materials

 [_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                       HOTEL PROPERTIES MANAGEMENT, INC.

  (NAME OF PERSON(S) FILING CONSENT SOLICITATION STATEMENT, IF OTHER THAN THE
                                  REGISTRANT)

Payment of filing fee (Check the appropriate box):
 [_] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

 [_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-
     6(i)(3).

 [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         ____________________________________________________

     (2) Aggregate number of securities to which transaction applies:

         ____________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

         ____________________________________________________

     (4) Proposed maximum aggregate value of transaction:

         ____________________________________________________

     (5) Total fee paid:

         ____________________________________________________

 [_] Fee paid previously with preliminary materials.

 [_] Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

         ____________________________________________________

     (2) Form, schedule or registration statement no.:

         ____________________________________________________

     (3) Filing party:

         ____________________________________________________

     (4) Date filed:

         ____________________________________________________

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* Set forth the amount on which the filing fee is calculated and state how it was determined.

===============================================================================

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP
                              10400 FERNWOOD ROAD
                           BETHESDA, MARYLAND 20817
                                 301/380-2070

                             NOTICE TO UNITHOLDERS

  On November 19, 1996, MHP Acquisition Corp., a Delaware corporation (the "Purchaser") that is a wholly owned direct subsidiary of Host Marriott Corporation ("Parent"), commenced a tender offer (the "Tender Offer") to purchase 450 of the issued and outstanding units of limited partnership interest (the "Units") of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), at a price of $80,000 per Unit, net to the seller in cash without interest thereon. The Tender Offer is subject to and conditioned upon, among other things, (i) the holders of Units (the "Unitholders") tendering to the Purchaser at least 450 Units, and (ii) the approval of certain proposed amendments to the Partnership's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") set forth below. The Tender Offer will expire on Friday, December 20, 1996, unless extended.

  In connection with the Tender Offer, Hotel Properties Management, Inc., the general partner of the Partnership (the "General Partner"), at the request of Parent and the Purchaser, is soliciting the consents of the limited partners of the Partnership (the "Limited Partners") to the following proposed amendments to the Partnership Agreement (the "Required Amendments"), upon the approval of which the Tender Offer is conditioned:

    1. An amendment that would (a) revise the provisions limiting the voting rights of the General Partner and its affiliates to permit the General Partner and its affiliates (including the Purchaser) to have full voting rights with respect to all Units currently held by the General Partner or acquired by its affiliates except on matters where the General Partner or its affiliates have an actual economic interest other than as a Unitholder or general partner (an "Interested Transaction"), and

    1(b) establish special voting standards with respect to Interested Transactions to permit action to be taken only if (i) a majority of Units held by Limited Partners other than the General Partner and its affiliates are present in person or by proxy or consent for the vote on an Interested Transaction and (ii) the Interested Transaction is approved by Limited Partners holding a majority of the outstanding Units, with all Units held by the General Partner and its affiliates being voted in the same manner as a majority of the Units actually voted by Limited Partners other than the General Partner and its affiliates.

    2. An amendment that would amend the definition of "Affiliate" to make clear that a publicly-traded entity (such as Marriott International, Inc.) will not be deemed an affiliate of the General Partner or any of its affiliates unless a person or group of persons directly or indirectly owns twenty percent (20%) or more of the outstanding common stock of both the General Partner (or its affiliates) and such other entity.

    3. An amendment that would revise the provisions relating to the authority of the General Partner to permit the General Partner, without obtaining the consent of the Limited Partners, to (i) sell or otherwise transfer to an independent third party the assets of the Partnership, including the Orlando World Center Hotel and the Partnership's 50.5% general partnership interest in the Lauderdale Beach Association, a general partnership owning the Marriott Harbor Beach Hotel, and (ii) vote its interest in the Lauderdale Beach Association in favor of the sale or other disposition of the Marriott Harbor Beach Hotel to an independent third party.

    4. An amendment that would (i) revise the provision that permits Unit transfers only on the first day of a fiscal quarter, so that (a) the Units tendered pursuant to the Tender Offer and accepted for payment (the "Accepted Units") could be transferred to the Purchaser on the date on which payment for the accepted Units pursuant to the Tender Offer occurs (the "Closing Date") and (b) any subsequent transfer of Units by the Purchaser could occur on the designated closing date, rather than on the first day of a fiscal quarter; and (ii) revise the provision that prohibits Unit transfers that would result in the assignor or assignee owning a fraction of a Unit other than a half-Unit to permit fractions of Units to be purchased by the Purchaser pursuant to the Tender Offer, and the subsequent assignment of such fractional interests, provided that such fractional interests are assigned in their entirety.

    5. An amendment that would revise the provisions relating to the allocation of profits and losses and cash distributions, so that tendering Unitholders will receive allocations of profit and loss with respect to the Accepted Units for periods up to and including, but not beyond, the accounting period ending prior to the Closing Date and will not receive cash distributions with respect to the Accepted Units made after the Closing Date.

    6. Amendments to certain terms and sections of the Partnership Agreement in order to reflect various U.S. Treasury Department Regulations that have been issued subsequent to the formation of the Partnership.

    In addition, the General Partner, at the request of Parent and the Purchaser, is soliciting the consents of the Unitholders to the following additional proposed amendments to the Partnership Agreement (the "Additional Amendments" and, together with the Required Amendments, the "Amendments"), the approval of which is not a condition to the Tender
  Offer:

    7. Amendments to certain terms and sections of the Partnership Agreement in order to (i) reflect the fact that after the division of Marriott Corporation's operations into two separate public companies, Parent, as the successor to Marriott Corporation, no longer owns the management business conducted by Marriott International, Inc., (ii) delete certain obsolete references to entities and agreements that are no longer in existence and
  (iii) update the Partnership Agreement to reflect the passage of time since the formation of the Partnership.

    8. An amendment that would permit the General Partner, without the consent of the Limited Partners, to make any amendment to the Partnership Agreement as is necessary to clarify the provisions thereof so long as such amendment does not affect the rights of the Limited Partners under the Partnership Agreement in any material respect.

  The close of business on November 14, 1996, has been set by the General Partner as the record date for determining Units entitled to vote upon the Amendments. A Consent Solicitation Statement and Consent Form are enclosed with this notice. The Consent Solicitation Statement contains a detailed description of the Amendments. A copy of the Partnership Agreement, as proposed to be amended, is attached as Appendix A to the Consent Solicitation Statement.

  THE GENERAL PARTNER IS A WHOLLY OWNED DIRECT SUBSIDIARY OF HOST MARRIOTT CORPORATION AND AN AFFILIATE OF THE PURCHASER AND, THEREFORE, HAS SUBSTANTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE AMENDMENTS. ACCORDINGLY, THE GENERAL PARTNER MAKES NO RECOMMENDATION TO ANY LIMITED PARTNER AS TO WHETHER TO VOTE FOR OR AGAINST THE AMENDMENTS. EACH LIMITED PARTNER MUST MAKE HIS OR HER OWN DECISION WHETHER OR NOT TO VOTE FOR OR AGAINST THE AMENDMENTS. THE GENERAL PARTNER HAS BEEN INFORMED BY HOST MARRIOTT AND THE PURCHASER THAT THEY BELIEVE THE AMENDMENTS ARE FAIR TO NON-TENDERING UNITHOLDERS.

  Approval of the Amendments will require the affirmative consent of Limited Partners (excluding the General Partner and certain of its affiliates) holding a majority of the issued and outstanding Units. Your vote on this matter is very important. Abstentions or failure to return the enclosed Consent Form will have the same effect as voting AGAINST the Amendments. Therefore, you are requested to complete, sign and return the Consent Form in the enclosed pre-paid envelope at your earliest convenience and, in any event, by 6:00 p.m., New York City time, on Friday, December 20, 1996 to GEMISYS, Inc., Attention:
Proxy Department, 7103 South Revere Parkway, Englewood, Colorado 80112. CONSENT FORMS THAT ARE EXECUTED BUT CONTAIN NO VOTING INSTRUCTIONS WILL BE DEEMED TO HAVE CONSENTED TO ALL OF THE AMENDMENTS.

                                          Hotel Properties Management, Inc.
                                          General Partner

Date: November 19, 1996
Bethesda, Maryland                        /s/ Christopher G. Townsend


                                          Christopher G. Townsend
                                          Secretary

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

                        CONSENT SOLICITATION STATEMENT

  This Consent Solicitation Statement is being furnished to you as a holder of units of limited partnership interest ("Units") of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership (the "Partnership"), in connection with the solicitation of consents by Hotel Properties Management, Inc., the general partner of the Partnership (the "General Partner"), to certain amendments (described below) to the Partnership's Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement"). At the request of Host Marriott Corporation, a Delaware corporation ("Parent" or "Host Marriott") and MHP Acquisition Corp., a Delaware corporation (the "Purchaser"), the General Partner is soliciting your consent to the amendments in connection with a tender offer (the "Tender Offer") that has been commenced by the Purchaser, which is a wholly owned direct subsidiary of Parent and an affiliate of the General Partner, to purchase 450 of the outstanding Units of the Partnership. An Offer to Purchase detailing the terms and conditions of the Tender Offer has been separately furnished to you and should be read in conjunction with this Consent Solicitation Statement. The Tender Offer is conditioned upon, among other things, the approval of the amendments to the Partnership Agreement set forth in Proposal Nos. 1 through 6 below. Only holders of Units ("Unitholders") of record at the close of business on November 14, 1996 (the "Record Date") who have been admitted to the Partnership as limited partners (the "Limited Partners") are entitled to notice of and to vote upon the amendments to the Partnership Agreement. On the Record Date, there were 1,000 Units issued and outstanding, held of record by 1,165 Unitholders. No meeting of Limited Partners will be held in connection with this solicitation of consents.

                                    SUMMARY

THE TENDER OFFER

  The General Partner is a wholly owned direct subsidiary of Parent. The Purchaser has been organized as a wholly owned direct subsidiary of Parent for the purpose of acquiring Units pursuant to the Tender Offer. The Purchaser commenced the Tender Offer on November 19, 1996 at a price of $80,000 per Unit (the "Offer Price"), net to the seller in cash without interest thereon. The Tender Offer is scheduled to expire on Friday, December 20, 1996, unless extended. In the event more than 450 Units are validly tendered and not properly withdrawn on or prior to the Tender Offer's expiration date, the Purchaser will accept for payment, upon the terms and subject to the conditions of the Tender Offer, 450 Units (the "Accepted Units") on a pro rata basis based upon the number of Units properly tendered by the expiration date and not withdrawn. The General Partner is required, pursuant to the terms of the Partnership Agreement, to impose a suspension of any sales or exchanges of Units that would result in tax termination of the Partnership pursuant to
Section 708(b)(1)(B) of the Internal Revenue Code of 1986, as amended (the "Code"). In the event the Tender Offer is consummated and 450 Units are purchased by the Purchaser, the General Partner may be required to impose such suspension (the "Transfer Restriction"). Following consummation of the Tender Offer, it is the Purchaser's current intention to acquire additional Units beginning after the end of a twelve month period. Any such acquisition may be made through private purchases, a future tender offer, or by any other means deemed advisable by the Purchaser. The Purchaser currently anticipates that in acquiring additional Units (other than pursuant to a future tender offer), it will give priority to the acquisition of fractional interests of Units resulting from proration of Units tendered in the Tender Offer and that such acquisitions may be at a price equivalent to the Offer Price on a per Unit basis. However, the Purchaser is not obligated to make any such acquisitions and any acquisitions of additional Units, if made, may be at a price higher or lower than the Offer Price. The Purchaser currently intends to wait until at least twelve months after consummation of the Tender Offer to acquire any additional Units so as to not cause a tax termination of the Partnership. Business conditions existing after the end of the twelve month period following consummation of the Tender Offer may make it impractical or inadvisable for the Purchaser to acquire any additional Units at that time.

  The Tender Offer is conditioned upon, among other things, (i) Unitholders' tendering to the Purchaser at least 450 Units, and (ii) the approval by Limited Partners (excluding the General Partner and certain of its affiliates) holding a majority of the issued and outstanding Units ("Limited Partner Approval") of the proposed Required Amendments (as defined below) to the Partnership Agreement that are described below. Unitholders that have not been admitted as Limited Partners are not entitled to vote. Some or all of the conditions to the Tender Offer may be waived by the Purchaser, in its sole discretion. See "Background--The Tender Offer."

SUMMARY OF THE PROPOSALS

  Pursuant to this Consent Solicitation Statement, the General Partner, at the request of Parent and the Purchaser, is asking Limited Partners to consider and vote upon proposed amendments to the Partnership Agreement (the "Amendments") that would:

    (1)(a) revise the provisions limiting the voting rights of the General Partner and its affiliates (referred to herein as "Affiliates" as defined in the Partnership Agreement) to permit the General Partner and its Affiliates (including the Purchaser) to have full voting rights with respect to all Units currently held by the General Partner or acquired by its Affiliates except on matters where the General Partner or its Affiliates have an actual economic interest other than as a Unitholder or general partner or other than as a result of a person or persons directly or indirectly owning less than twenty percent (20%) of the outstanding common stock of (i) the General Partner or any of its Affiliates and (ii) a publicly traded company (an "Interested Transaction"), and

    (1)(b) establish special voting standards with respect to Interested Transactions to permit action to be taken only if (i) a majority of Units held by Limited Partners other than the General Partner and its Affiliates are present in person or by proxy or consent for the vote on an Interested Transaction and (ii) the Interested Transaction is approved by Limited Partners holding a majority of the outstanding Units, with all Units held by the General Partner and its affiliates being voted in the same manner as a majority of the Units actually voted by Limited Partners other than the General Partner and its affiliates;

    (2) amend the definition of "Affiliate" to make clear that a publicly-traded entity (such as Marriott International, Inc. ("Marriott International")) will not be deemed an Affiliate of the General Partner or any of its Affiliates unless a person or group of persons directly or indirectly owns twenty percent (20%) or more of the outstanding common stock of (i) the General Partner or any of its Affiliates and (ii) such other entity;

    (3) revise the provisions relating to the authority of the General Partner to permit the General Partner, without obtaining the consent of the Limited Partners, to (i) sell or otherwise transfer to an independent third party the assets of the Partnership, including the Orlando World Center Hotel (the "Orlando Hotel") and the Partnership's 50.5% general partnership interest in the Lauderdale Beach Association (the "Harbor Beach Partnership" and, collectively with the Partnership, the "Partnerships"), a general partnership owning the Marriott Harbor Beach Hotel (the "Harbor Beach Hotel"), and (ii) vote its interest in the Harbor Beach Partnership in favor of the sale or other disposition of the Harbor Beach Hotel to an independent third party;

    (4)(a) revise the provision that permits Unit transfers only on the first day of a fiscal quarter, so that (i) the transfer of Accepted Units pursuant to the Tender Offer could occur on the date on which payment for the Accepted Units pursuant to the Tender Offer occurs (the "Closing Date") and (ii) any subsequent transfer of Units by the Purchaser could occur on the designated closing date for such transaction, rather than on the first day of a fiscal quarter; and (b) revise the provision that prohibits Unit transfers that would result in the assignor or assignee owning a fraction of a Unit other than a half-Unit to permit fractions of Units to be purchased by the Purchaser pursuant to the Tender Offer, and the subsequent assignment of such fractional interests, provided that such fractional interests are assigned in their entirety;

    (5) revise the provisions relating to the allocation of profits and losses and cash distributions so that tendering Unitholders whose tenders are accepted will receive allocations of profit and loss with respect to their Accepted Units for periods up to and including, but not beyond, the last day of the Accounting Period (as defined in Section 1.01 of the Partnership Agreement attached hereto as Appendix A) ending prior to the Closing Date (for example, the Accounting Period ending November 29, 1996, if the Tender Offer is consummated on December 26, 1996) and will not receive cash distributions with respect to such Units;

    (6) amend certain terms and sections of the Partnership Agreement in order to reflect various U.S. Treasury Department Regulations that have been issued subsequent to the formation of the Partnership;

    (7) amend certain terms and sections of the Partnership Agreement in order to (a) reflect the fact that after the division of Marriott Corporation's operations into two separate public companies, Parent (formerly Marriott Corporation) no longer owns the management business conducted by Marriott International, (b) delete certain obsolete references to entities and agreements that are no longer in existence and (c) update the Partnership Agreement to reflect the passage of time since the formation of the Partnership; and

    (8) permit the General Partner, without the consent of the Limited Partners, to make any amendment to the Partnership Agreement as is necessary to clarify the provisions thereof so long as such amendment does not affect the rights of Unitholders under the Partnership Agreement in any material respect.

The Amendments described in paragraphs 1 through 6 above are sometimes hereinafter referred to as the "Required Amendments" and the Amendments described in paragraphs 7 and 8 above are sometimes hereinafter referred to as the "Additional Amendments." See Proposal Nos. 1 through 8 for a description, and discussion of the effects, of the proposed Amendments. For the actual text of all the Amendments, see the copy of the Partnership Agreement, as proposed to be amended, attached hereto as Appendix A.

VOTING MATTERS

  Limited Partner Approval of the Amendments requires the affirmative consent of Limited Partners (excluding the General Partner and certain of its Affiliates) holding a majority of the issued and outstanding Units. Accordingly, an abstention or failure to return the enclosed Consent Form will have the same effect as a vote AGAINST the Amendments. For purposes of determining the existence of a quorum, Limited Partners who check the "abstain" box on the Consent Form will be deemed to have voted. The close of business on November 14, 1996 has been fixed by the General Partner as the Record Date for determination of Limited Partners entitled to notice of and to vote upon the Amendments. With the exception of the General Partner and certain of its Affiliates, each Unitholder who has been admitted to the Partnership as a Limited Partner as of the Record Date is entitled to cast one vote for each Unit held of record on each of the proposed Amendments. Holders of half-Units are entitled to cast half a vote for each half-Unit held of record as a Limited Partner. Under the terms of the Partnership Agreement, Units held by the General Partner and its Affiliates (currently a total of 10.5 Units) or by a Unitholder not admitted as a Limited Partner cannot be voted on the Amendments. As of the date hereof, all Unitholders of record have been admitted as Limited Partners. Currently, a total of 3.5 Units are held by Affiliates of the General Partner or their officers and directors. Three of these Units are owned by persons who are not officers or directors of the General Partner or its parent, Host Marriott, and the General Partner has no basis for forming an expectation as to whether or how these Unitholders will vote. The holder of a half-Unit is an officer of Host Marriott and the General Partner believes he will vote his half-Unit in favor of the Amendments.

SOLICITATION PERIOD

  The Solicitation Period is the time during which Limited Partners may vote for or against the Amendments. The Solicitation Period will commence upon delivery of this Consent Solicitation Statement and the Consent Form and will continue until the later of (1) 6:00 p.m., New York City time, on Friday, December 20, 1996 (the expiration date of the Tender Offer), or (2) in the event that the Tender Offer is extended, such later date that coincides with the expiration date of the Tender Offer, and as to which notice is given to Unitholders. The General Partner, in its sole discretion, may elect to extend the Solicitation Period. Notice to Unitholders of such an extension will be by press release and written notice mailed to Unitholders.

EXECUTION AND REVOCATION OF CONSENTS

  All Consent Forms that are properly executed and returned to GEMISYS prior to the expiration of the Solicitation Period will be voted in accordance with the instructions contained therein. ALL PROPERLY EXECUTED CONSENT FORMS THAT CONTAIN NO VOTING INSTRUCTIONS WILL BE DEEMED TO HAVE CONSENTED TO ALL THE AMENDMENTS. Consent Forms will be effective only when actually received by GEMISYS at the address or facsimile number set forth below. Consent Forms may be withdrawn at any time prior to the expiration of the Solicitation Period or any extension thereof. In addition, subsequent to the submission of a Consent Form, but prior to the expiration of the Solicitation Period or any extension thereof, Limited Partners may change their vote. For a withdrawal or change of vote to be effective, Limited Partners must execute and deliver, prior to the expiration of the Solicitation Period or any extension thereof, a subsequently dated Consent Form or a written notice stating that the consent is revoked to GEMISYS, Attention: Proxy Department, 7103 South Revere Parkway, Englewood, Colorado 80112, facsimile number (800) 387-7365.

EFFECTIVE TIME OF AMENDMENTS

  If approved by the Limited Partners, the Amendments will become effective when the General Partner executes and delivers a Second Amended and Restated Agreement of Limited Partnership incorporating the Amendments in accordance with the Partnership Agreement, which will occur as soon as practicable following the expiration date of the Solicitation Period. If for any reason the Tender Offer is not consummated, however, some or all of the Amendments to the Partnership Agreement may not be implemented, even if they receive Limited Partner Approval. The General Partner currently anticipates implementing the Amendments set forth in Proposal Nos. 1, 2, 3, 6, 7 and 8 if they receive Limited Partner Approval, even if the Tender Offer is not consummated.

  For a more detailed discussion of the procedures and requirements for voting, see "Voting Rights and Information."

  THE GENERAL PARTNER IS A WHOLLY OWNED DIRECT SUBSIDIARY OF HOST MARRIOTT AND AN AFFILIATE OF THE PURCHASER AND, THEREFORE, HAS SUBSTANTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE AMENDMENTS. ACCORDINGLY, THE GENERAL PARTNER MAKES NO RECOMMENDATION TO ANY LIMITED PARTNER AS TO WHETHER TO VOTE FOR OR AGAINST THE AMENDMENTS. EACH LIMITED PARTNER MUST MAKE HIS OR HER OWN DECISION WHETHER TO VOTE FOR OR AGAINST THE AMENDMENTS. THE GENERAL PARTNER HAS BEEN INFORMED BY HOST MARRIOTT AND THE PURCHASER THAT THEY BELIEVE THE AMENDMENTS ARE FAIR TO NON-TENDERING UNITHOLDERS.

  YOUR VOTE IN FAVOR OF THE AMENDMENTS DOES NOT REQUIRE THAT YOU TENDER YOUR UNITS PURSUANT TO THE TENDER OFFER. IF YOU DESIRE TO RECEIVE THE CASH PRICE PER UNIT OFFERED PURSUANT TO THE TENDER OFFER, YOU MUST TENDER YOUR UNITS, BUT ARE NOT REQUIRED TO VOTE IN FAVOR OF THE AMENDMENTS.

     THE DATE OF THIS CONSENT SOLICITATION STATEMENT IS NOVEMBER 19, 1996.

                         VOTING RIGHTS AND INFORMATION

  At the request of Parent and the Purchaser, the General Partner is soliciting the consent of the Limited Partners to the proposed Amendments in connection with the Tender Offer. As discussed more fully below under "Background--The Tender Offer," the proposed Required Amendments must receive Limited Partner Approval in order for Unitholders to have the opportunity to receive the cash price per Unit offered pursuant to the Tender Offer. For a discussion of the interests that Parent, the General Partner and their Affiliates have in the Amendments and the Tender Offer, see "Background-- Interests of Certain Persons" below.

RECORD DATE

  The General Partner has set the close of business on November 14, 1996, as the Record Date for the determination of Unitholders entitled to notice of and to vote upon the proposed Amendments. Only Unitholders of record as of the Record Date who have been admitted to the Partnership as Limited Partners will be entitled to vote upon the proposed Amendments. On the Record Date, there were 1,000 Units issued and outstanding, held of record by 1,165 Unitholders. The Partnership has no other class of securities.

REQUIRED VOTE

  Under the Partnership Agreement, Limited Partner Approval of the Amendments requires the affirmative consent of Limited Partners (excluding the General Partner and certain of its Affiliates) holding a majority of the issued and outstanding Units. Accordingly, an abstention or failure to return the enclosed Consent Form will have the same effect as a vote AGAINST the Amendments. For purposes of determining the existence of a quorum, Limited Partners who check the "abstain" box on the Consent Form will be deemed to have voted. With the exception of the General Partner and its Affiliates, each Unitholder who has been admitted to the Partnership as a Limited Partner is entitled to cast one vote for each Unit held of record on each of the proposed Amendments. Holders of half-Units are entitled to cast half a vote for each half-Unit held of record as a Limited Partner. Units held by the General Partner and its Affiliates or by a Unitholder who has not been admitted as a Limited Partner cannot be voted on the Amendments. As of the date hereof, all Unitholders of record have been admitted as Limited Partners. Currently, a total of 3.5 Units are held by Affiliates of the General Partner or their officers and directors. Three of these Units are owned by persons who are not officers or directors of the General Partner or its parent, Host Marriott, and the General Partner has no basis for forming an expectation as to whether or how these Unitholders will vote. The holder of a half-Unit is an officer of Host Marriott and the General Partner believes he will vote his half-Unit in favor of the Amendments.

SOLICITATION PERIOD

  The Solicitation Period is the time during which Limited Partners may vote for or against the Amendments. The Solicitation Period will commence upon delivery of this Consent Solicitation Statement and the Consent Form and will continue until the later of (1) 6:00 p.m., New York City time, on Friday, December 20, 1996 (the expiration date of the Tender Offer), or (2) in the event that the Tender Offer is extended, such later date that coincides with the expiration date of the Tender Offer, and as to which notice is given to Unitholders. The General Partner, in its sole discretion, may elect to extend the Solicitation Period. Notice to Unitholders of such an extension will be by press release and written notice mailed to Unitholders.

EXECUTION AND REVOCATION OF CONSENTS

  A Consent Form is included with this Consent Solicitation Statement. All Consent Forms that are properly executed and returned to GEMISYS prior to the expiration of the Solicitation Period will be voted in accordance with the instructions contained therein. ALL PROPERLY EXECUTED CONSENT FORMS THAT CONTAIN NO VOTING INSTRUCTIONS WILL BE DEEMED TO HAVE CONSENTED TO ALL OF THE AMENDMENTS. Consent Forms will be effective only when actually received by GEMISYS at the address or facsimile number set forth below. Consent Forms may be withdrawn at any time prior to the expiration of the Solicitation Period. In addition, subsequent to the submission of a Consent Form, but prior to the expiration of the Solicitation Period, Limited Partners may change their vote. For a withdrawal or change of vote to be effective, Limited Partners must execute and deliver, prior to the expiration of the Solicitation Period, a subsequently dated Consent Form or a written notice stating that the consent is revoked to GEMISYS, Attention: Proxy Department, 7103 South Revere Parkway, Englewood, Colorado 80112, facsimile number (800) 387-7365. Consent Forms and notices of withdrawal or change of vote dated after the expiration of the Solicitation Period will not be valid. Questions concerning (i) how to complete the Consent Form, (ii) where to remit the Consent Form and (iii) obtaining additional Consent Forms should be directed to Trust Company of America (the "Information Agent"), 7103 South Revere Parkway, Englewood, Colorado 80112-9523, (800) 955-9033. Substantive questions concerning the Consent Form should be directed to Investor Relations at Host Marriott Corporation, at (301) 380-2070.

EFFECTIVE TIME OF AMENDMENTS

  If approved by the Limited Partners, the Amendments will become effective when the General Partner executes and delivers a Second Amended and Restated Agreement of Limited Partnership incorporating the Amendments in accordance with the Partnership Agreement. Assuming the Tender Offer is approved, the General Partner will execute and deliver the Second Amended and Restated Agreement of Limited Partnership as soon as practicable following the expiration date of the Solicitation Period. If for any reason the Tender Offer is not consummated, however, some or all of the Amendments to the Partnership Agreement may not be implemented, even if they receive Limited Partner Approval. The General Partner currently anticipates implementing the Amendments set forth in Proposal Nos. 1, 2, 3, 6, 7 and 8 if they receive Limited Partner Approval, even if the Tender Offer is not consummated.

NO SPECIAL MEETING

  The Partnership Agreement does not require a special meeting of Limited Partners to consider the Amendments or the Tender Offer. Accordingly, no such meeting will be held.

COST OF SOLICITATION

  Parent has retained the Information Agent at an estimated cost of $4,800 plus reimbursement of expenses to assist in the solicitation of consents. The total cost of the solicitation will be approximately $20,000. All expenses of this solicitation, including the cost of preparing and mailing this Consent Solicitation Statement, will be borne by Parent. In addition, consents may be solicited by directors and officers of the General Partner and employees of Parent in person or by mail, telephone, telegram or other means of communication. In conducting these solicitation efforts, however, the directors and officers of the General Partner and employees of Parent will be acting solely in a ministerial capacity and will be making no recommendation to any Limited Partner as to whether to vote for or against the Amendments. These directors and officers will not be additionally compensated, but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. Arrangements also will be made to furnish copies of solicitation materials to custodians, nominees, fiduciaries and brokerage houses for forwarding to beneficial owners of Units. Such persons will be paid for reasonable expenses incurred in connection therewith.

                                  BACKGROUND

THE TENDER OFFER

  The Purchaser, a wholly owned direct subsidiary of Host Marriott and an Affiliate of the General Partner, is offering to purchase 450 of the issued and outstanding Units at an Offer Price of $80,000 per Unit, net to the seller in cash without interest thereon, upon the terms and subject to the conditions set forth in the Offer to Purchase dated November 19, 1996 (the "Offer to Purchase"), which has been separately furnished to you and which should be read in conjunction with this Consent Solicitation Statement. The Tender Offer is scheduled to expire on Friday, December 20, 1996 unless extended. In the event more than 450 Units are validly tendered and not properly withdrawn on or prior to the Tender Offer's expiration date, the Purchaser will accept for payment 450 Units on a pro rata basis based upon the number of Units properly tendered by the expiration date and not withdrawn. The General Partner is required, pursuant to the terms of the Partnership Agreement, to impose a suspension of any sales or exchanges of Units that would result in a tax termination of the Partnership pursuant to Section 708(b)(1)(B) of the Code. In the event the Tender Offer is consummated and 450 Units are purchased by the Purchaser, the General Partner may be required to impose a Transfer Restriction. Following consummation of the Tender Offer, it is the Purchaser's current intention to acquire additional Units beginning after the end of a twelve month period. Any such acquisition may be made through private purchases, a future tender offer, or by any other means deemed advisable by the Purchaser. The Purchaser currently anticipates that in acquiring additional Units (other than pursuant to a future tender offer), it will give priority to the acquisition of fractional interests of Units resulting from proration of Units tendered in the Tender Offer and that such acquisitions may be at a price equivalent to the Offer Price on a per Unit basis. However, the Purchaser is not obligated to make any such acquisitions and any acquisitions of additional Units, if made, may be at a price higher or lower than the Offer Price. The Purchaser currently intends to wait until at least twelve months after consummation of the Tender Offer to acquire any additional Units so as to not cause a tax termination of the Partnership. Business conditions existing after the end of the twelve month period following consummation of the Offer may make it impractical or inadvisable for the Purchaser to acquire any additional Units at that time.

  The Tender Offer is conditioned upon, among other things, (i) there being validly tendered, prior to the expiration of the Tender Offer and not withdrawn, at least 450 Units (the "Minimum Tender Condition"), and

(ii) Limited Partner Approval of the proposed Required Amendments. All conditions to the Tender Offer must be satisfied or waived by the Purchaser before the Tender Offer can be consummated.

  Subject to applicable rules and regulations of the Securities and Exchange Commission, the Purchaser reserves the right, in its sole discretion, at any time to waive any condition to its obligation to acquire Units pursuant to the Tender Offer. If the Purchaser waives either the Minimum Tender Condition or Limited Partner Approval of any of the proposed Required Amendments, it will disseminate additional tender offer materials to Unitholders and allow the Tender Offer to remain open for a sufficient period of time to satisfy the requirements of applicable law, including Rules 14d-4(c) and 14d-6(d) under the Securities Exchange Act of 1934.

  The purpose of the Tender Offer is for the Purchaser and, indirectly, Host Marriott to increase the number of Units owned and their economic interest in the Partnership. Consummation of the Tender Offer will allow the Purchaser and, indirectly, Parent, to have a greater economic interest in, and greater control of, the quality full service lodging properties owned by the Partnership. The increase of the economic interest in the Partnership which would result from the acquisition of 450 Units, together with the approval of certain of the Amendments to the Partnership Agreement, is expected to allow Parent to consolidate for accounting purposes the Partnerships' hotels in Parent's financial statements. Parent and the Purchaser currently intend that, upon consummation of the Tender Offer, the Partnership will continue its businesses and operations substantially as, and in such places as, they are currently being conducted. The Purchaser has no present plans or proposals, regardless of the outcome of the Tender Offer, that would result in an extraordinary transaction, such as a merger, reorganization, liquidation, or sale or transfer of a material amount of assets, involving the Partnership or its subsidiaries, or any material changes in the Partnership capitalization, distribution policy, structure or business. As a result of the consummation of the Tender Offer, tendering Unitholders will not have the opportunity to participate in the future earnings, profits and growth of the Partnership.

  TENDERS OF UNITS MAY BE MADE ONLY BY COMPLYING WITH THE PROCEDURES FOR ACCEPTING THE TENDER OFFER AND TENDERING UNITS CONTAINED IN THE OFFER TO PURCHASE. The Offer to Purchase contains important information and should be read by Unitholders before any decision is made with respect to the tender of Units. If you have not received a copy of the Offer to Purchase, one may be obtained by contacting the Information Agent at (800) 955-9033.

INTERESTS OF CERTAIN PERSONS

  In considering whether to vote for or against the Amendments, Limited Partners should be aware that the General Partner is a wholly owned direct subsidiary of Parent and an Affiliate of the Purchaser. Accordingly, the General Partner has substantial conflicts of interest with respect to this consent solicitation and makes no recommendation to any Limited Partner as to whether to vote for or against the Amendments. Assuming the approval of the Amendments and the consummation of the Tender Offer, Parent is expected to be in a position to influence substantially all decisions with respect to the Partnership (other than Interested Transactions) that require the consent of Limited Partners, such as the timing of the liquidation of the Partnership, a sale of all of the Partnership's properties, a merger or other extraordinary transaction.

PURPOSE OF THE AMENDMENTS

  The General Partner is soliciting the consents of the Limited Partners, at the request of Parent and the Purchaser, in connection with the Tender Offer. The purpose of the Tender Offer, as discussed more fully above, is to permit the Parent, through the Purchaser, to increase its economic and limited partnership voting interest in the Partnership to as much as 46.05% of the limited partnership interests in the Partnership and, consequently, to participate in the future income stream and governance of the Partnership. The Required Amendments have been proposed in order to satisfy a condition to the Tender Offer and the Additional Amendments have been proposed to clarify certain provisions of the Partnership Agreement in connection with its amendment and restatement following Limited Partner Approval of the Required Amendments.

                                PROPOSAL NO. 1
                        AMENDMENTS TO VOTING PROVISIONS

  The Partnership Agreement contains various provisions that inhibit the ability of the General Partner and its Affiliates to vote Units beneficially owned by them. In the event the Tender Offer is completed and such parties become the owners of additional outstanding Units, such parties believe it would be appropriate to amend the voting provisions of the Partnership Agreement to provide such parties with the voting rights described below.

SUMMARY OF THE AMENDMENTS

  Section 10.01.G of the Partnership Agreement currently provides that the General Partner or its Affiliates (including the Purchaser), are not entitled to any voting, determinative or consensual rights with respect to any Units owned or controlled by them and such Units held by the General Partner or certain of its Affiliates (including the Purchaser) are not taken into account in determining the presence or absence of a quorum. The proposed Amendments to this provision and to Section 10.01.B of the Partnership Agreement would (i) revise the provisions limiting the voting rights of the General Partner and its Affiliates to permit the General Partner and its Affiliates (including the Purchaser) to have full voting rights with respect to all Units currently held by the General Partner and its Affiliates on all matters affecting the Partnership (other than Interested Transactions) in the same manner as other Limited Partners are entitled and (ii) establish special voting standards with respect to Interested Transactions to permit action to be taken only if (i) a majority of Units held by Limited Partners other than the General Partner and its Affiliates are present in person or by proxy or consent for the vote on an Interested Transaction and (ii) the Interested Transaction is approved by Limited Partners holding a majority of the outstanding Units, with all Units held by the General Partner and its Affiliates being voted in the same manner as a majority of the Units actually voted by Limited Partners other than the General Partner and its Affiliates.

PURPOSE OF THE AMENDMENTS

  The Tender Offer is conditioned, among other things, upon the ability of the General Partner and its Affiliates (including the Purchaser) to have independent voting control over the Units currently held by the General Partner or acquired by the Purchaser through the Tender Offer (except in the case of Interested Transactions). This condition has been imposed in order to permit Parent, through the Purchaser, to have a voice in the limited number of decisions affecting the Partnership (other than Interested Transactions) upon which Limited Partners are entitled to vote. Accordingly, the General Partner, at the request of Parent and the Purchaser, has proposed the amendment of Sections 10.01.G and 10.01.B, to allow the General Partner and its Affiliates to have full voting rights to vote their Units on all matters affecting the Partnership (other than Interested Transactions) in the same manner as other Limited Partners are entitled.

  The Tender Offer also is conditioned, among other things, upon allowing approval of Interested Transactions by Limited Partners holding a majority of the outstanding Units, with all Units held by the General Partner and its Affiliates being voted in the same manner as a majority of the Units actually voted by Limited Partners other than the General Partner and its Affiliates, provided that a majority of the Units held by Limited Partners other than the General Partner and its Affiliates are present in person or by proxy or consent for the vote on the Interested Transaction. This change has been proposed because, if the Tender Offer is successful, the General Partner and its Affiliates (including the Purchaser) would hold a substantial portion of the outstanding Units, but absent the proposed Amendments would not be permitted to vote such Units on an Interested Transaction. Therefore, it might not be possible to obtain the approval of a majority of the outstanding Units of an Interested Transaction, even if a significant majority of the remaining Limited Partners were strongly in favor of such a transaction. Under the proposed Amendments, the outcome of the Interested Transaction vote would still be determined by the disinterested Limited Partners who vote, because the Units held by the General Partner and its Affiliates (including the Purchaser) would be voted in accordance with the desires of the majority of such disinterested Limited Partners. These quorum requirements would ensure that in order for such Interested Transaction to be acted upon by Limited Partners, a majority of the disinterested Limited Partners must be present or represented at the meeting or in the written consent pursuant to which the action is to be taken.

EFFECTS OF THE AMENDMENTS

  The proposed voting Amendments would affect the voting of the General Partner and its Affiliates with respect to transactions not involving such parties and transactions in which any such party would have a direct or indirect actual economic interest.

  Transactions Not Involving the General Partner or its Affiliates. Under the Partnership Agreement in its current form, the General Partner has substantially all the management discretion over the business of the Partnership. These Amendments would not restrict the authority currently granted to the General Partner under the Partnership Agreement. The Partnership Agreement, however, prevents the General Partner from undertaking certain activities without the consent of Limited Partners holding a majority of the outstanding Units, and prevents the General Partner and certain of its Affiliates (including the Purchaser) from voting the Units they own. The proposed Amendments would permit the General Partner and its Affiliates to vote the Units they own in the same manner as all other Limited Partners are entitled (except in the case of Interested Transactions). Assuming the proposed Amendments are approved and the Tender Offer is completed, the General Partner and the Purchaser together could own as much as 46.05% of the outstanding Units. The effect of the Amendments to the voting requirements, therefore, would be to permit Parent, through the General Partner and the Purchaser, to influence substantially all matters affecting the Partnership (other than Interested Transactions) that require the consent of Limited Partners holding a majority of the Units. (For a discussion of the effects caused by the changes in the authority of the General Partner, see "Proposal No. 5--Amendments to Authority of the General Partner" below.) These matters currently include the following:

    (i) having any of the Partnerships acquire interests in other partnerships or hotel properties in addition to the Partnership's partnership interests in the Harbor Beach Partnership and the interest in the Orlando Hotel (except for additional interests in the Harbor Beach Partnership or partnership interests in the other Harbor Beach General Partner or partners of the other Harbor Beach General Partner);

    (ii) selling or otherwise disposing of or consenting to the sale or disposition of any assets of any of the Partnerships which had an original cost in excess of 25% of the original cost basis of all assets of such Partnership or voting the Partnership's general partnership interest in the Harbor Beach Partnership in favor of the sale or other disposition of any assets of the Harbor Beach Partnership which had an original cost in excess of 25% of the original cost of all assets of the Harbor Beach Partnership to a party other than the General Partner or an Affiliate thereof;

    (iii) voting the Partnership's interest in the Harbor Beach Partnership in favor of any amendment to any agreement, contract or arrangement with any general partner of the Harbor Beach Partnership or any of its Affiliates which reduces the responsibilities or duties of such general partner or which increases the compensation payable to such general partner or any of its Affiliates, or which adversely affects the rights of the Partnership as general partner of the Harbor Beach Partnership;

    (iv) incurring material debt of the Partnership in excess of the limitations set forth in the Partnership Agreement, or voting the Partnership's interests in the Harbor Beach Partnership in favor of the incurrence by the Harbor Beach Partnership of such debt;

    (v) agreeing to the addition of transient guest rooms at any hotel unless
  (a) the hotel has had an average occupancy rate of at least 70% for a consecutive period of at least 12 months and (b) the Partnership has obtained debt financing to finance the costs of the addition on a nonrecourse basis as to all the partners of such partnership and the Partnership (including the General Partner);

    (vi) incurring any debt of a Partnership which does not provide by its terms that it shall be nonrecourse as to all of the partners of the Partnerships;

    (vii) taking any action or failing to take any action which would result in the Partnership withdrawing as a partner of the Harbor Beach
  Partnership;

    (viii) transferring, selling, assigning, pledging, or otherwise disposing of all or any portion of the Partnership's interest in the Harbor Beach Partnership;

    (ix) making any election to continue beyond its term, discontinue or dissolve any of the Partnerships; or

    (x) admitting any other Person as a general partner of the Partnership.

  Although the General Partner currently has no plans to undertake such activities, it may do so in the future if a majority of Units are voted by the Purchaser or any successor thereof (which together with the General Partner could own as much as 46.05% of the outstanding Units if the Tender Offer is successful) and other Limited Partners in favor of such actions.

  Interested Transactions. The Partnership Agreement prohibits the General Partner and its Affiliates from voting and provides that Units owned or controlled by the General Partner and its Affiliates are not taken into account in determining the presence or absence of a quorum. Thus, the General Partner cannot cause the Partnership to engage in an Interested Transaction unless it is approved by Limited Partners (other than the General Partner and its Affiliates) holding a majority of the Units entitled to vote on such matter. The proposed Amendments to the voting requirements would not reduce the percentage of Partners that is required to consent to any Interested Transaction under the Partnership Agreement, but would require the General Partner and its Affiliates (including the Purchaser) to vote all of their Units on Interested Transactions in the same manner as a majority of the Units actually voted by Limited Partners other than the General Partner and its Affiliates, provided that a majority of the Units held by Limited Partners other than the General Partner and its Affiliates are present in person or by proxy or consent for the vote on the Interested Transaction. Accordingly, if Limited Partners (other than the General Partner and its Affiliates) holding a majority of the outstanding Units are present in person or by proxy or consent for the vote on an Interested Transaction and a majority of such Units actually are voted in favor of the Interested Transaction, then the General Partner and its Affiliates would vote all of their Units in favor of the Interested Transaction. Conversely, if Limited Partners holding a majority of the outstanding Units (other than the General Partner and its Affiliates) are present in person or by proxy or consent for the vote on an Interested Transaction and a majority of such Units actually are voted against the Interested Transaction, then the General Partner and its Affiliates would vote all of their Units against the Interested Transaction as well. In the absence of the proposed Amendments, fewer than a majority of the outstanding Units could be entitled to vote on Interested Transaction following the Tender Offer because the Purchaser would hold a substantial portion of the outstanding Units. The proposed Amendments require decisions regarding Interested Transactions to be determined by a majority of the disinterested Limited Partners who vote, because the Units held by the General Partner and its Affiliates would be voted on such transactions in accordance with the desires of the majority of such disinterested Limited Partners. The amendments to the quorum requirements ensure that in order for an Interested Transaction to be acted upon by Limited Partners, a majority of the disinterested Limited Partners must be present or represented at the meeting or in the written consent pursuant to which the action is to be taken. In the event that "Proposal No. 2--Amendment to Definition of Affiliate" is approved by the Limited Partners, transactions between the Partnership and Marriott International would not be Interested Transactions under the Partnership Agreement. (For a more detailed discussion of the effects caused by the change in the definition of Affiliate, see "Proposal No. 2--Amendment to Definition of Affiliate" below.) Examples of Interested Transactions would include:

    (i) selling or otherwise disposing of or consenting to the sale or disposition of any of the Partnerships' hotels to the General Partner or an Affiliate, or selling the Partnership's interest in the Harbor Beach Partnership or consenting to a sale of the Harbor Beach Hotel to the General Partner or an Affiliate;

    (ii) effecting any amendment to any agreement, contract or arrangement with the General Partner or any Affiliate thereof that would reduce the responsibility or duties or would increase the compensation payable to the General Partner or any of its Affiliates or that would otherwise adversely affect the rights of the disinterested Limited Partners;

    (iii) voluntarily withdrawing as a General Partner;

    (iv) causing the Partnership to borrow any funds from the General Partner or an Affiliate except as set forth in the Partnership Agreement; or

    (v) causing the Partnership to acquire any property from the General Partner and any Affiliate of the General Partner in exchange for interests in the Partnership.

  This list of Interested Transactions, however, is not exclusive. Any matter that is required to be presented to the Limited Partners for a vote, depending upon the particular circumstances involved, could constitute an Interested Transaction. The General Partner has no current intention to undertake any of the transactions in examples (i) through (v) above; however, the Partnership currently is evaluating the costs and benefits of a possible expansion of the facilities of the Orlando Hotel. This process is in the preliminary stages and no decision has been made to proceed with any such expansion; however, in the event that the Partnership decides to expand the Orlando Hotel, one potential source of financing would be a loan from the General Partner or one of its Affiliates.

TEXT OF THE AMENDMENTS

  1. Section 10.01.G of the Partnership Agreement would be amended to delete the bracketed language and add the underlined language set forth below:

    If any consents, determinations or votes of Limited Partners, with or without a meeting, are to be requested, made or taken [,] WITH RESPECT TO AN INTERESTED TRANSACTION, UNITS HELD BY the General Partner or any Affiliate shall [not be entitled to any voting, determinative or consensual rights with respect to any Interests owned or controlled by any of them nor shall any such Interests be taken into account in determining the presence or absence of a quorum.] BE VOTED IN THE SAME MANNER AS THE VOTE OF LIMITED PARTNERS HOLDING, IN THEIR CAPACITY AS LIMITED PARTNERS AND NOT AS ASSIGNEES, A MAJORITY OF THE OUTSTANDING UNITS ACTUALLY VOTING ON THE INTERESTED TRANSACTION (OTHER THAN THOSE UNITS HELD BY THE GENERAL PARTNER OR ANY OF ITS AFFILIATES); PROVIDED, HOWEVER, THAT NO INTERESTED TRANSACTION SHALL BE DEEMED TO BE APPROVED UNLESS A MAJORITY OF THE UNITS HELD BY LIMITED PARTNERS OTHER THAN THE GENERAL PARTNER AND ITS AFFILIATES ARE PRESENT IN PERSON OR BY PROXY AT THE MEETING AT WHICH SUCH INTERESTED TRANSACTION IS CONSIDERED, OR, IF WRITTEN CONSENTS ARE SOUGHT WITH RESPECT TO SUCH INTERESTED TRANSACTION, CONSENTS REPRESENTING A MAJORITY OF THE UNITS HELD BY LIMITED PARTNERS OTHER THAN THE GENERAL PARTNER AND ITS AFFILIATES ARE RETURNED AND NOT WITHDRAWN PRIOR TO THE EXPIRATION OF THE CONSENT SOLICITATION PERIOD. WITH RESPECT TO ALL MATTERS OTHER THAN AN INTERESTED TRANSACTION, THE GENERAL PARTNER AND ITS AFFILIATES MAY VOTE UNITS HELD BY THEM AS LIMITED PARTNERS IN THEIR SOLE AND ABSOLUTE DISCRETION.

  2. Section 10.01.B of the Partnership Agreement would be amended to delete the bracketed language and add the underlined language set forth below:

    Notification of any such meeting shall be given not less than 10 days nor more than 60 days before the date of the meeting, to the Limited Partners at their record addresses, or at such other address which they may have furnished in writing to the General Partner. Such Notification shall be in writing, and shall state the place, date, hour and purpose of the meeting, and shall indicate that it is being issued at or by the direction of the Partner or Partners calling the meeting. If a meeting is adjourned to another time or place, and if any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give Notification of the adjourned meeting. The presence in person or by proxy of [holders of] LIMITED PARTNERS HOLDING A MAJORITY OF THE UNITS (WHICH, IN THE CASE OF AN INTERESTED TRANSACTION, MUST INCLUDE A MAJORITY OF THE UNITS HELD BY LIMITED PARTNERS OTHER THAN THE GENERAL PARTNER AND ITS AFFILIATES) shall constitute a quorum at all meetings of the Limited Partners; provided, however, that if there be no such quorum, [holders of] LIMITED PARTNERS HOLDING a majority of the Units so present or so represented may adjourn the meeting from time to time without further notice, until a quorum shall have been obtained. No Notification of the time, place or purpose of any meeting of Limited Partners need be given to any Limited Partner who attends in person or is represented by proxy (except when a Limited Partner attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Limited Partner entitled to such notice who, in a writing executed and filed with the records of the meeting, either before or after the time thereof, waives such Notification.

                                PROPOSAL NO. 2
                     AMENDMENT TO DEFINITION OF AFFILIATE

SUMMARY OF THE AMENDMENTS

  Under the current definition of "Affiliate" in Section 1.01 of the Partnership Agreement, Marriott International, the manager of the Orlando Hotel and the parent of the operating tenant of the Harbor Beach Hotel, would be deemed an Affiliate of the General Partner because Messrs. J.W. Marriott, Jr. and Richard E. Marriott, together with their families (the "Marriott Family"), beneficially own more than 10% of the common stock of both the General Partner (through their ownership in Host Marriott, which owns all of the common stock of the General Partner) and Marriott International. The proposed Amendment would revise this definition to provide that a publicly traded entity such as Marriott International, although an "affiliate" under the Federal securities laws, will not be deemed to be an Affiliate of the General Partner or any of its Affiliates for purposes of the Partnership Agreement unless a person or group of persons directly or indirectly owns twenty percent (20%) or more of the outstanding common stock of the General Partner or its Affiliates and such other entity without regard to the presence or absence of other indices of "control" commonly evaluated in an affiliation analysis.

PURPOSE OF THE AMENDMENTS

  The proposed Amendment to the definition of "Affiliate" in the Partnership Agreement is designed to exclude Marriott International from the definition of an Affiliate of the General Partner unless or until such time as the Marriott Family or some other person or group of persons directly or indirectly owns 20% or more of the outstanding common stock of both the General Partner (through Host Marriott) and Marriott International. The Amendment has been proposed because of the division on October 8, 1993 of Marriott Corporation's operations into two separate companies. Prior to October 8, 1993, Host Marriott was named "Marriott Corporation." In addition to conducting the business now operated by Host Marriott of owning lodging properties and senior living facilities, and operating restaurants, cafeterias, gift shops and related facilities at airports, stadiums, arenas, and tourist attractions and on highway systems, Marriott Corporation engaged in lodging and senior living services management, timeshare resort development and operation, food service and facilities management and other contract service businesses (the "Management Business"). On October 8, 1993, however, Marriott Corporation issued a special dividend consisting of the distribution to holders of its outstanding common stock, on a share-for-share basis, of all of the outstanding shares of its wholly owned subsidiary, Marriott International, which had succeeded to Marriott Corporation's Management Business. Marriott International now conducts that Management Business as a separate publicly traded company.

  Host Marriott and Marriott International share an ongoing relationship. J.W. Marriott, Jr. serves as Chairman of the Board of Directors and President of Marriott International and also serves as a director of Host Marriott. Richard
E. Marriott serves as Chairman of the Board of Directors of Host Marriott and also serves as a director of Marriott International. In addition, the Marriott Family beneficially owned approximately 16.21% of the outstanding common stock of Host Marriott, as of January 31, 1996, and approximately 20.90% of the common stock of Marriott International, as of January 31, 1996. In addition to the lodging management agreements between Host Marriott and Marriott International, the companies also have entered into, among other things, a distribution agreement, a noncompetition agreement, a credit agreement, a mortgage debt agreement, a debt allocation agreement, a consulting agreement and senior living services lease agreements.

  Notwithstanding the foregoing relationship between and mutual ownership of Host Marriott and Marriott International, the two companies operate as separate and distinct organizations with substantially distinct board members, executive officers and stockholders. Because of this independence, each public company has its own business goals and objectives, which are separate and distinct from those of the other. The potential exists for disagreements as to the quality of services provided by Marriott International to the Partnership (the General Partner of which is a direct wholly owned subsidiary of Host Marriott). In addition, the possible desire of the General Partner, from time to time, to finance, refinance or effect a sale of a hotel property managed by Marriott International may result, depending upon the structure of such transactions, in a need to modify the management agreement with respect to such property. Any such modification proposed may not be acceptable to Marriott International, and the lack of consent from Marriott International could adversely affect the ability of the Partnership to consummate such financing or sale. Moreover, subject to certain restrictions imposed by the noncompetition agreement, certain situations could arise in which actions taken by Marriott International in its capacity as manager of competing lodging properties would not necessarily be in the best interests of the Partnership. Because of the independent nature of the operations of the General Partner and Host Marriott, on the one hand, and Marriott International, on the other hand, Host Marriott believes that it would be inappropriate to include Marriott International within the definition of an "Affiliate" of the General Partner until such time that the Marriott Family or some other person or group of persons own at least 20% of the outstanding common stock of the General Partner and Marriott International.

EFFECTS OF THE AMENDMENTS

  The proposed Amendment to the definition of Affiliate would exclude Marriott International from such definition for so long as the Marriott Family or some other person or group of persons does not own 20% or more of the outstanding common stock of the General Partner (through Host Marriott) and Marriott International. Section 10.02.A of the Partnership Agreement currently permits Limited Partners to terminate any agreement (including the Orlando management agreement with Marriott International and the Harbor Beach operating lease with a subsidiary of Marriott International), pursuant to which operating management of any of the Partnership's hotels is vested in the General Partner or an Affiliate, that the Partnership has the right to terminate as a result of the failure of the operation of such hotel to achieve specifically defined objectives. Termination by the Limited Partners under such circumstances can occur without the consent of the General Partner upon the affirmative vote of Limited Partners holding a majority of the outstanding Units. Because the revised definition of Affiliate would exclude Marriott International unless or until the Marriott Family or some other person or persons owns 20% or more of the outstanding common stock of both the General Partner (through Host Marriott) and Marriott International, the Orlando management agreement and the Harbor Beach operating lease would be deemed to be vested in a third party, rather than an Affiliate. However, Section 10.02.A is proposed to be amended to maintain the Limited Partners' right under the Partnership Agreement to terminate a management agreement or operating lease with Marriott International or its Affiliates for cause.

  Section 5.02.B(iii) of the Partnership Agreement currently prohibits the General Partner, without the consent of Limited Partners holding a majority of the outstanding Units, from causing the Partnership to amend any agreement, contract or arrangement with the General Partner or any Affiliate in a manner that reduces the responsibilities or duties of the General Partner as a general partner of the Partnership, or any of its Affiliates, increases the compensation payable to the General Partner or its Affiliates, or adversely affects the rights of the Limited Partners, or voting the Partnership's interest in the Harbor Beach Partnership in favor of any amendment to any agreement, contract or arrangement with any General Partner of the Harbor Beach Partnership or any of its Affiliates which reduces the responsibilities or duties of such General Partner or which increases the compensation payable to such General Partner or any of its Affiliates, or which adversely affects the rights of the Partnership as General Partner of the Harbor Beach Partnership. As discussed above, the proposed Amendment to the definition of Affiliate would exclude Marriott International unless or until the Marriott Family or some other person or group of persons owns 20% or more of the outstanding common stock of both the General Partner (through Host Marriott) and Marriott International. Therefore, the Orlando management agreement and the Harbor Beach operating lease would be deemed to be vested in a third party, rather than an Affiliate, until such time in the future (if ever) that Marriott International becomes an Affiliate under the new definition. Consequently, until such time, the General Partner could cause the Partnership to amend the management agreement or operating lease so as to increase the compensation payable thereunder to Marriott International or otherwise change the terms of such agreements. The General Partner currently has no plans to amend the management agreement or operating lease.

  As discussed below under "Conflicts of Interest--Policies with Respect to Conflicts of Interest," Section 5.01.E of the Partnership Agreement sets forth certain conflict of interest policies which require that agreements, contracts or arrangements between the Partnership and the General Partner or its Affiliates be on commercially reasonable terms and subject to certain other specific criteria. Because the proposed Amendment to the definition of Affiliate would exclude Marriott International, it would not be subject to the conflict of interest policies until such time in the future (if ever) that Marriott International becomes an Affiliate under the new definition. Nevertheless, the General Partner will not enter into any new, or amend any existing, agreement, contract or arrangement with Marriott International on terms that are unfair to the Partnership or commercially unreasonable.

  The General Partner currently intends to enter into an approximately $3 million furniture, fixtures and equipment (collectively, "FF&E") loan with Marriott International or one of its Affiliates in order to cover anticipated shortfalls in the Orlando Hotel's FF&E escrow account as a result of Phase II of the rooms renovation at the Orlando Hotel. This FF&E loan, which the General Partner anticipates will be made during late 1996 or early 1997, will be unsecured and will be repaid from the FF&E escrow account. Other than the FF&E loan described above, the General Partner has no current intention to engage in any transaction with Marriott International or its Affiliates.

TEXT OF THE AMENDMENTS

  1. Section 1.01 of the Partnership Agreement would be amended to add the underlined language set forth below:

    "Affiliate," "AFFILIATES" or "Affiliated Person" means, when used with reference to a specified Person, (i) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities, and (iv) any relative or spouse of the specified Person who makes his or her home with that of the specified Person. Affiliate or Affiliated Person of the Partnership or the General Partner does not include a Person who is a partner of, or in a partnership or joint venture with the Partnership or any other Affiliated Person if such Person is not otherwise an Affiliate or Affiliated Person of the Partnership or the General Partner. NOTWITHSTANDING THE FOREGOING, NO CORPORATION WHOSE COMMON STOCK IS LISTED ON A NATIONAL SECURITIES EXCHANGE OR AUTHORIZED FOR INCLUSION ON THE NASDAQ NATIONAL MARKET, OR ANY SUBSIDIARY THEREOF, SHALL BE AN "AFFILIATE" OF THE GENERAL PARTNER OR ANY AFFILIATE THEREOF UNLESS A PERSON (OR PERSONS IF SUCH PERSONS WOULD BE TREATED AS PART OF THE SAME GROUP FOR PURPOSES OF SECTION 13(D) OR 13(G) OF THE SECURITIES EXCHANGE ACT OF 1934) DIRECTLY OR INDIRECTLY OWNS TWENTY PERCENT (20%) OR MORE OF THE OUTSTANDING COMMON STOCK OF THE GENERAL PARTNER AND SUCH OTHER CORPORATION.

  2. Section 10.02.A of the Partnership Agreement would be amended to delete the bracketed language and add the underlined language set forth below:

    A. If at any time any agreement [(including the Management Agreements and Operating Lease)] pursuant to which operating management of any property of the Partnership[,] or the Harbor Beach [Partnership or the Warner Center] Partnership is vested in the General Partner or any general partner of the other [two Partnerships] PARTNERSHIP which is an Affiliate of the General Partner OR IN MARRIOTT INTERNATIONAL, INC. OR ANY OF ITS AFFILIATES and if pursuant to the terms of such agreement the Partnership[,] or the Harbor Beach [Partnership or the Warner Center] Partnership has a right to terminate such agreement as a result of the failure of the operation of such property to attain any economic objective, the Limited Partners, without the Consent of the General Partner, may, upon the affirmative vote of [the holders of] LIMITED PARTNERS HOLDING a majority of the Units, take action to exercise the right of the Partnership, acting for itself or as a general partner of the Harbor Beach Partnership [or a limited partner of the Warner Center Partnership], to terminate such agreement.

                                PROPOSAL NO. 3
                AMENDMENTS TO AUTHORITY OF THE GENERAL PARTNER

SUMMARY OF THE AMENDMENTS

  Section 5.02B of the Partnership Agreement provides that the General Partner shall not, without the consent of Limited Partners holding a majority of the Units, (i) sell or otherwise dispose of (collectively, to "Sell") or consent to the sale or disposition of (collectively, a "Sale") any assets which had an original cost in excess of 25% of the original cost basis of all assets ("25% Assets") of the Partnership, (ii) vote the Partnership's general partnership interest in the Harbor Beach Partnership (the "Harbor Beach Interest") in favor of the Sale of any 25% Assets of the Harbor Beach Partnership, or (iii) transfer, sell, assign, pledge or otherwise dispose of (collectively, to "Transfer") all or any portion of the Harbor Beach Interest (collectively, the transactions referred to in clauses (i) through (iii) above are sometimes referred to as the "25% Asset Sale Transactions"). The Amendments to Section 5.01C and 5.02B would grant the General Partner the authority, without obtaining the consent of the Limited Partners, to engage in 25% Asset Sale Transactions with persons ("Third Parties") other than the General Partner or any general partner of the Harbor Beach Partnership or any Affiliate of any of the foregoing ("Affiliated Parties"). The Sale of 25% Assets of the Partnership, the vote of the Partnership in favor of the Sale of 25% Assets of the Harbor Beach Partnership, or the Transfer of the Harbor Beach Interest to any Affiliated Party would continue to require the consent of Limited Partners holding a majority of the Units.

PURPOSE OF THE AMENDMENTS

  Although the General Partner, as a result of being the general partner of the Partnership, already effectively controls the Sale of 25% Assets of the Partnership and the Harbor Beach Interest, and the Partnership's voting of the Harbor Beach Interest in favor of the Sale of 25% Assets of the Harbor Beach Partnership the purpose of these Amendments is to permit Parent to consolidate for accounting purposes the Partnerships' hotels in Parent's financial statements.

EFFECTS OF THE AMENDMENTS

  These proposed Amendments would eliminate Limited Partner consent requirements relating to 25% Asset Sale Transactions with Third Parties and vest the sole authority with respect to such transactions in the General Partner. In the event the Tender Offer is consummated and the General Partner and its Affiliates are granted the right to vote their Units pursuant to the proposed Amendments set forth in "Proposal No. 1--Amendment to Voting Provisions," the General Partner and its Affiliates could own as much as 46.05% of the Units, thereby exerting substantial influence on votes by the Limited Partners to approve 25% Asset Sale Transactions with Third Parties. In votes on these transactions with Third Parties, the General Partner's and its Affiliates' interests would be aligned with those of the other Limited Partners, since the General Partner and its Affiliates would benefit or be harmed by these transactions in much the same way as all Limited Partners would be (except as to tax consequences). Moreover, these Amendments would not alter the Limited Partner consent requirements relating to the 25% Asset Sale Transactions with Affiliated Parties. These transactions would be Interested Transactions under the Partnership Agreement and could only be approved with the consent of a majority of the disinterested Limited Partners. (For a discussion of the effects caused by the changes in the voting provisions, see "Proposal No. 1--Amendment to Voting Provisions.") In addition, the General Partner has no current intention of selling any asset of the Partnership, including the Orlando Hotel and the Harbor Beach Interest, or voting the Harbor Beach Interest in favor of the Sale of any asset of the Harbor Beach Partnership, including the Harbor Beach Hotel.

  These Amendments to Sections 5.01C and 5.02B are being sought solely to permit the consolidation of the Partnership's hotels in Parent's financial statements. The General Partner has no current intention to engage in any 25% Asset Sale Transaction.

TEXT OF THE AMENDMENTS

  1. Section 5.01C of the Partnership Agreement would be amended to add new subsections (vi) and (vii) set forth below:

    (vi) sell or otherwise dispose of or consent to the sale or disposition of any assets of the Partnership to any Person provided that, if the assets to be sold or disposed of had an original cost in excess of 25% of the original cost of all assets of the applicable Partnership, such Person is not a general partner of either Partnership or an Affiliate of any such general partner; and

    (vii) transfer, sell, assign, pledge or otherwise dispose of all or any portion of the Partnership's interest in the Harbor Beach Partnership to a Person other than the General Partner or a general partner of the Harbor Beach Partnership or an Affiliate of any of the foregoing.

  2. Section 5.02B(ii) of the Partnership Agreement, would be amended to delete the bracketed language and add the underlined language set forth below:

    sell or otherwise dispose of or consent to the sale or disposition of any assets of [any of] the [Partnerships] Partnership which had an original cost in excess of 25% of the original cost basis of all assets of [such] THE Partnership TO ANY OF THE GENERAL PARTNERS OF THE PARTNERSHIPS OR AN AFFILIATE OF ANY SUCH GENERAL PARTNER or vote the Partnership's general partnership interest in the Harbor Beach Partnership [and the Partnership's limited partnership interest in the Warner Center Partnership] in favor of the sale or other disposition of any assets of the Harbor Beach Partnership [or the Warner Center Partnership] which had an original cost in excess of 25% of the original cost of all assets of the Harbor Beach Partnership [or the Warner Center Partnership] TO ANY OF THE GENERAL PARTNERS OF THE PARTNERSHIPS OR AN AFFILIATE OF ANY SUCH GENERAL PARTNER; provided, however, that if it is proposed that one of the Partnerships sell one of the Hotels to any of the general partners of the Partnerships or an Affiliate of any such general partner the following procedures shall be followed: (a) the General Partner shall first give notice of the proposed sale to the Limited Partners who shall thereafter have 30 days within which to select a nationally recognized appraiser having the approval of [the holders of] LIMITED PARTNERS holding a majority of the Units, (b) the appraiser selected under clause (a) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel in question, (c) the purchaser shall submit to the General Partner an appraisal of the fair market value of the Hotel, such appraisal to be submitted within the time limit provided by clause (b) of this proviso in the case of the appraisal to be submitted by the appraiser selected by the Limited Partners, and (d) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit to the Limited Partners the two appraisals contemplated by clauses (b) and (c) of this proviso; provided further, however, that if the Limited Partners do not select an appraiser as contemplated by clause (a) of this proviso or if such appraiser does not supply an appraisal within the time period required by clause (b) of this proviso, the General Partner will not request Consent to the sale of the Hotel to any of the general partners or any Affiliate of the general partners unless such request is accompanied by three appraisals as to market value of the Hotel, one such appraisal to be prepared by an appraiser selected by the purchaser and the other two appraisals to be prepared by appraisers selected by the first such appraiser, the cost of all such appraisals to be borne by the purchaser;

  3. Section 5.02B(viii) of the Partnership Agreement, would be amended to delete the bracketed language and add the underlined language set forth below:

    transfer, sell, assign, pledge or otherwise dispose of all or any portion of the Partnership's interest in the Harbor Beach Partnership [or the Warner Center Partnership; provided, however, that if the General Partner proposes to sell such Harbor Beach Partnership or Warner Center Partnership interest] to the General Partner or a general partner of the Harbor Beach Partnership or [the Warner Center Partnership or] an Affiliate of any of the foregoing, [then], provided that the appraisal procedure in Section 5.02B(ii) shall be followed;

                                PROPOSAL NO. 4
                       REVISION OF TRANSFER RESTRICTIONS

SUMMARY OF THE AMENDMENTS

  Section 7.01.A of the Partnership Agreement permits the assignment of Units only on the first day of each fiscal quarter. The Amendment to Section 7.01.A would waive this restriction for the transfer of Units to the Purchaser pursuant to the Tender Offer and would exempt the Purchaser from this restriction for any subsequent transfer of Units to another entity. Section 7.01D prohibits transfers of Units that would result in the assignor or assignee owning a fraction of a Unit other than a half-Unit. The Amendment to
Section 7.01D would permit fractions of Units to be purchased by the Purchaser pursuant to the Tender Offer and would permit the subsequent assignment of such fractional interests, provided that such fractional interests are assigned in their entirety.

PURPOSE OF THE AMENDMENTS

  Section 7.01.A of the Partnership Agreement permits the assignment of Units only on the first day of each fiscal quarter (as defined in the Partnership Agreement). January 1, 1997 is the first day of the next fiscal quarter. Without amending the Partnership Agreement to permit the waiver of this requirement, the Closing Date for the Tender Offer would have to fall on January 1, 1997, rather than an earlier or later date that otherwise would be chosen as the Closing Date. Accordingly, the General Partner has proposed, at the request of Parent and the Purchaser, the inclusion in Section 7.01.A of a provision that would waive the Section 7.01.A transfer restrictions for Units transferred pursuant to the Tender Offer. This change would permit the transfer of such Units and the closing of the Tender Offer to occur on the earliest date practicable following the expiration of the Tender Offer, and in any event, on such date as is necessary to facilitate the orderly consummation of the Tender Offer. The General Partner also has proposed, at the request of Parent and the Purchaser, that the Limited Partners exempt the Purchaser from this restriction for all subsequent assignments of its Units to any other entity in order to provide the Purchaser with the flexibility to transfer its Units on such date that may be necessary to facilitate the transfer.

  Section 7.01D prohibits certain transfers of Units that would result in the assignor or assignee owning a fraction of a Unit other than a half-Unit. Since the Tender Offer is for less than all of the outstanding Units of the Partnership, in the event that the Tender Offer is oversubscribed, the Purchaser will need to prorate its purchases of Units. Without the Amendment to Section 7.01D, the Purchaser would be forced to prorate to half-Units, which could result in the Purchaser purchasing slightly different percentages of Units from holders of full Units and holders of half-Units. The Amendment to Section 7.01D would permit the Purchaser to prorate its purchases of Units exactly (i.e., if 100% of the Units are tendered, the Purchaser would purchase 45% of each Unitholder's Units). In addition, this Amendment would permit the subsequent assignment of fractional interests received in the Tender Offer, provided that such fractional interests are assigned in their entirety.

EFFECT OF THE AMENDMENTS

  The effect of the proposed Amendment to the Section 7.01.A transfer restriction would be to permit the closing of the Tender Offer and any subsequent transfer by the Purchaser to another entity to occur on a date that is convenient for the parties concerned, rather than on the first day of a fiscal quarter. Because such transfers would occur in isolated transactions, the General Partner does not believe that as a result of such transfers, the Partnership would be treated as an association taxable as a corporation under
Section 7704 of the Code.

  The effect of the proposed Amendment to Section 7.01D would be to permit the Purchaser to prorate its purchases of Units pursuant to the Tender Offer in exactly the same manner for each Unitholder in the event that the Tender Offer is oversubscribed and would permit Unitholders whose tenders of Units were prorated in the Tender Offer to transfer such prorated Units in subsequent transactions. Therefore, the Purchaser would be able to purchase an identical percentage of Units tendered from each Unitholder who tenders in the Tender Offer.

TEXT OF THE AMENDMENTS

  1. Section 7.01.A of the Partnership Agreement would be revised to add the underlined language set forth below:

    No assignment of any Interest may be made other than on the first day of a Fiscal Quarter; PROVIDED, HOWEVER, THAT THIS RESTRICTION ON THE TIMING OF ASSIGNMENT SHALL NOT APPLY TO (I) ANY TRANSFER OF UNITS (OR FRACTIONS OF UNITS) TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996 OR (II) ANY SUBSEQUENT ASSIGNMENT OF ANY UNITS BY MHP ACQUISITION CORP.

  2. Section 7.01.D of the Partnership Agreement would be revised to delete the bracketed language and add the underlined language set forth below:

    No purported assignment [by a Limited Partner] (i) BY THE HOLDER of any Unit after which the assignor or the assignee would hold a fraction of a Unit (other than a one-half Unit)[,] OR (II) BY THE HOLDER OF A FRACTION OF A UNIT OF LESS THAN ALL OF SUCH HOLDER'S ENTIRE FRACTIONAL INTEREST will be permitted or recognized (except for assignments by gift, inheritance or family dissolution or assignments to Affiliates of the assignor). THE PRECEDING SENTENCE SHALL NOT APPLY TO ANY TRANSFER OF UNITS (OR FRACTIONS OF UNITS) TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996, WHICH TRANSFERS SHALL BE CONSIDERED TO BE IN ACCORDANCE WITH THIS AGREEMENT.

                                PROPOSAL NO. 5
          AMENDMENTS TO PROVISIONS ALLOCATING PROFITS AND LOSSES AND
                              CASH DISTRIBUTIONS

SUMMARY OF THE AMENDMENTS

  Section 4.03 of the Partnership Agreement provides that net profits, gains, net losses or losses attributable to Units transferred during a fiscal year will be allocated between the assignor and assignee according to the number of fiscal quarters during such fiscal year that each owned such Units. This section also provides that transfers of Units other than on the first day of a fiscal quarter in contravention of the Partnership Agreement will be recognized for allocation purposes only if, and to the extent, the Partnership is required to do so in the opinion of legal counsel. The Amendment to this provision would clarify that transfers of Units pursuant to the Tender Offer would be recognized for allocation purposes even if made other than on the first day of a fiscal quarter. In addition, the Amendment to this provision would provide that net profits, gains, net losses or losses attributable to Units transferred during a fiscal year would be allocated between the assignor and the assignee according to the number of Accounting Periods (rather than fiscal quarters) during such fiscal year that each owned such Units. The Amendment to this provision also would provide that Unitholders who transfer Units pursuant to the Tender Offer would be treated as holding such Units up to and including, but not beyond, the last day of the Accounting Period ending immediately prior to the Closing Date and, therefore, would receive allocations of profit (or loss) on such Units for periods through, but not beyond, such date.

  Section 4.09 of the Partnership Agreement provides that distributions by the Partnership are made in accordance with the number of Units owned as of the end of the fiscal quarter with respect to which the distribution is being made. This section also provides that transfers of Units other than on the first day of a fiscal quarter in contravention of the Partnership Agreement will be recognized for distribution purposes only if, and to the extent, the Partnership is required to do so in the opinion of legal counsel. The Amendment to this provision would provide that transfers of Units pursuant to the Tender Offer would be recognized for distribution purposes even if made other than on the first day of a fiscal quarter. The Amendment to this provision also would provide that Unitholders who transfer Units pursuant to the Tender Offer would not receive distributions with respect to such Units made after the Closing Date (other than distributions of any sale or refinancing proceeds made with respect to fiscal quarters ending before such Units are transferred). As a result of amending Section 4.09, each Unitholder of record as of September 6, 1996 whose Units are tendered and accepted for payment in the Tender Offer received his or her final cash distribution as to such Accepted Units on November 1, 1996 and will not receive any additional cash distributions with respect to such Accepted Units. In this regard, note that the Partnership anticipates that there will be no cash available for distribution during the period from the November 1, 1996 distribution date through the Closing Date due to this period being the cyclical slow period for the Hotels.

PURPOSE OF THE AMENDMENTS

  Pursuant to Sections 4.03 and 4.09 of the Partnership Agreement, if a transfer of Units occurs other than on the first day of a fiscal quarter, the Partnership cannot recognize such transfer for allocation and distribution purposes unless it obtains an opinion of counsel providing that the Partnership is required to do so. Since this is an unsettled issue of state law, the General Partner has not received, and does not plan to request, such an opinion. In addition, these sections are unclear regarding (i) the allocation of net profits, gains, net losses or losses and (ii) the distribution of cash available for distribution and refinancing and sale proceeds, respectively, with respect to Units transferred other than on the first day of a fiscal quarter. It is unlikely that Units transferred pursuant to the Tender Offer will be transferred on the first day of a fiscal quarter. Accordingly, the General Partner, at the request of Parent and the Purchaser, has proposed that Sections 4.03 and 4.09 of the Partnership Agreement be amended to clarify that the Partnership shall recognize such transfers without receiving an opinion of counsel that it is required to do so. In addition, the General Partner, at the request of Parent and the Purchaser, has proposed that Sections 4.03 and 4.09 of the Partnership Agreement be amended to clarify the manner in which allocations of net profits, gains, net losses or losses and distributions with respect to Units transferred pursuant to the Tender Offer shall be made.

EFFECTS OF THE AMENDMENTS

  The Amendment to Section 4.03 would provide that transfers of Units pursuant to the Tender Offer would be recognized for allocation purposes and treated for such purposes as if they took place on the first day of the Accounting Period in which they occur. Accordingly, with respect to Accepted Units, the Partnership would be required to allocate profits (and losses) for the entire Accounting Period containing the Closing Date to the Purchaser. This would prevent Unitholders from receiving an allocation of profits (or losses) for any portion of this Accounting Period, which could be as long as 35 days--even though they could have beneficially owned the transferred Units for a majority of such period. Because the Partnership currently is generating net income for holders of Units, the Amendment would result in less taxable income being allocated to tendering Unitholders than would be the case currently under the Partnership Agreement.

  The Amendment to Section 4.09 would provide that transfers of Units pursuant to the Tender Offer would be recognized for distribution purposes and treated for such purposes as if such transfers took place on the date of transfer. As a result of the Amendment, with respect to Accepted Units, the Partnership would be required to make all distributions (other than distributions of sale or refinancing proceeds made with respect to fiscal quarters ending before the Closing Date) to the Purchaser if such distributions were made after the Closing Date. All distributions with respect to Accepted Units made before the Closing Date would be made to the tendering Unitholder.

  As a result of amending Section 4.09, each Unitholder of record as of September 6, 1996 whose Units are tendered and accepted for payment in the Tender Offer received his or her final cash distribution as to such Accepted Units on November 1, 1996 and will not receive any additional cash distributions as to such Accepted Units. This distribution was with respect to the period of June 1995 through October 1996 from operations of the Orlando Hotel and for the period of April 1996 through October 1996 from operations of the Harbor Beach Hotel.

TEXT OF THE AMENDMENTS

  1. Section 4.03 of the Partnership Agreement would be amended to delete the bracketed language and add the underlined language set forth below:

    [Any] SUBJECT TO THE PROVISIONS OF SECTION 4.13, any Net Profits or Net Losses for any Fiscal Year allocable to the Limited Partners under Section
  4.01 or 4.02 shall be allocated among the Limited Partners pro rata in accordance with the number of Units owned by each as of the end of such Fiscal Year; provided that if any Unit is assigned during the Fiscal Year in accordance with this Agreement, the Net Profits or Net Losses that are so allocable to such Unit shall be allocated between the assignor and assignee of such Unit according to the number of [Fiscal Quarters] ACCOUNTING PERIODS in such Fiscal Year each owned such Unit. Any Gains or Losses allocable to the Limited Partners shall be allocated among the Limited Partners who held Units on the last day of the Fiscal Quarter in which the sale or disposition giving rise to such Gains or Losses occurred, pro rata in accordance with the number of Units owned by each such Limited Partner. If any Unit is assigned by a Limited Partner other than on the first day of a Fiscal Quarter (in contravention of the Agreement), then the Partnership shall recognize such assignment for the purposes of allocating Net Profits, Gains, Net Losses or Losses if, and to the extent, it is legally required to do so in the opinion of legal counsel. THE PRECEDING SENTENCE SHALL NOT APPLY TO THE UNITS (OR FRACTIONS OF UNITS) TRANSFERRED TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996, WHICH TRANSFERS SHALL BE CONSIDERED TO BE IN ACCORDANCE WITH THIS AGREEMENT, SHALL BE DEEMED TO OCCUR FOR PURPOSES OF THIS SECTION 4.03 ON THE FIRST DAY OF THE ACCOUNTING PERIOD IN WHICH THE TRANSFER OF SUCH UNITS OCCURS AND SHALL BE GOVERNED BY THE FIRST TWO SENTENCES OF THIS SECTION 4.03.

  2. Section 4.09 of the Partnership Agreement would be amended to add the underlined language set forth below:

    Cash Available for Distribution distributable with respect to any Fiscal Quarter to the Limited Partners pursuant to Section 4.06, shall be distributed to the Limited Partners pro rata in accordance with the number of Units owned by each as of the end of such Fiscal Quarter; provided that if a Unit is assigned during the Fiscal Year in accordance with this Agreement, then the amount so distributable with respect to such Unit shall be divided between the assignor and the assignee of such Unit according to the number of Fiscal Quarters in such Fiscal Year each owned such Unit. Proceeds distributable to the Limited Partners pursuant to Section 4.07 or 4.08A shall be distributed to the Limited Partners pro rata in accordance with the number of Units owned by each such Limited Partner on the last day of the Fiscal Quarter in which the transaction giving rise to such proceeds was completed. If a Unit is assigned by a Limited Partner other than on the first day of a Fiscal Quarter (in contravention of this Agreement), then the Partnership shall recognize such assignment for the purpose of distributing amounts pursuant to Sections 4.06, 4.07 and 4.08 if, and to the extent, it is legally required to do so in the opinion of legal counsel. THE PRECEDING SENTENCE SHALL NOT APPLY TO THE UNITS (OR FRACTIONS OF UNITS) TRANSFERRED TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996, WHICH TRANSFERS SHALL BE CONSIDERED TO BE IN ACCORDANCE WITH THIS AGREEMENT, AND, FOR PURPOSES OF THIS SECTION 4.09, SHALL BE DEEMED TO OCCUR ON THE DATE OF TRANSFER OF SUCH UNITS FOR THE PURPOSE OF DISTRIBUTING AMOUNTS PURSUANT TO SECTIONS 4.06,
  4.07 AND 4.08 (WHICH SHALL RESULT IN MHP ACQUISITION CORP. BECOMING THE LIMITED PARTNER OF RECORD ON SUCH DATE OF TRANSFER). NOTWITHSTANDING THE FIRST SENTENCE OF THIS SECTION 4.09, ANY DISTRIBUTIONS PURSUANT TO SECTION
  4.06 WITH RESPECT TO SUCH TRANSFERRED UNITS MADE BEFORE THE DATE OF TRANSFER OF SUCH UNITS BUT AFTER THE LAST DAY OF THE FISCAL QUARTER ENDING BEFORE SUCH DATE OF TRANSFER SHALL BE MADE TO THE TRANSFERRING LIMITED PARTNER, AND ANY DISTRIBUTION PURSUANT TO SECTION 4.06 WITH RESPECT TO SUCH TRANSFERRED UNITS AFTER SUCH DATE OF TRANSFER BUT BEFORE THE FIRST DAY OF THE FIRST FISCAL QUARTER COMMENCING AFTER SUCH DATE OF TRANSFER SHALL BE MADE TO MHP ACQUISITION CORP.

                                PROPOSAL NO. 6
                                TAX AMENDMENTS

SUMMARY OF THE AMENDMENTS

  Amendments to certain terms and sections of the Partnership Agreement would be made in order to reflect various U.S. Treasury Department Regulations that have been issued subsequent to the formation of the Partnership. The General Partner does not believe that these amendments will affect the rights of the Unitholders in any material respect. These changes are included, along with the other proposed Amendments, in the copy of the Partnership Agreement, as proposed to be amended, which is attached as APPENDIX A to this Consent Solicitation Statement. These changes are located predominantly in Articles I and IV of the Partnership Agreement. The amended Partnership Agreement is marked to indicate the revisions made to the existing Partnership Agreement and should be read in its entirety. Deleted provisions are contained in brackets and struck through, and added provisions are in bold type and underlined.

                                PROPOSAL NO. 7
                             CLARIFYING AMENDMENTS

SUMMARY OF THE AMENDMENTS

  Amendments to certain terms and sections of the Partnership Agreement would be made in order to (i) reflect the fact that after the division of Marriott Corporation's operations into two separate public companies, Parent, as the successor to Marriott Corporation, no longer owns the management business conducted by Marriott International, (ii) delete certain obsolete references to entities and agreements that are no longer in existence and (iii) update the Partnership Agreement to reflect the passage of time since the formation of the Partnership. The General Partner does not believe that these amendments would affect the rights of the Unitholders in any material respect. These changes are included, along with the other proposed Amendments, in the copy of the Partnership Agreement, as proposed to be amended, which is attached as APPENDIX A to this Consent Solicitation Statement. The amended Partnership Agreement is marked to indicate the revisions made to the existing Partnership Agreement and should be read in its entirety. Deleted provisions are contained in brackets and struck through, and added provisions are in bold type and underlined.

                                PROPOSAL NO. 8
                       AMENDMENT TO AMENDMENT PROVISIONS

SUMMARY OF THE AMENDMENT

  In addition to certain amendments specifically authorized in the Partnership Agreement, the Partnership Agreement may be amended from time to time by the General Partner with the consent of Limited Partners holding a majority of Units. Thus, Limited Partner approval is required to amend that Partnership Agreement in any manner, even if the amendment would not have a material effect on the rights of the Unitholders. The General Partner believes that it would be beneficial to have the ability to amend the Partnership Agreement from time to time, without the consent of the Limited Partners, to reflect the occurrence of events that render provisions of the Partnership Agreement unclear or obsolete, provided that any such amendment would not affect the rights of the Unitholders in any material respect. The General Partner would determine whether any such amendment satisfies this test. In making this determination there may be conflicts of interest between the General Partner and the Limited Partners, however, the General Partner would be bound by, and intends to fulfill, its fiduciary duties to the Partnership and the Limited Partners, including its duties of good faith and loyalty.

PURPOSE OF THE AMENDMENT

  This proposed Amendment would give the General Partner the ability to amend the Partnership Agreement from time to time, without the consent of the Limited Partners, to reflect the occurrence of events that render provisions of the Partnership Agreement unclear or obsolete, provided that any such amendment would not affect the rights of the Unitholders under the Partnership Agreement in any material respect. The General Partner believes that this type of provision is contained in the partnership agreements of many widely-held limited partnerships, including certain other Host Marriott sponsored limited partnerships, and would enhance the ability of the General Partner in keeping the Partnership Agreement updated.

EFFECTS OF THE AMENDMENT

  This proposed Amendment would give the General Partner the ability to amend the Partnership Agreement from time to time, without the consent of the Limited Partners, in order to clarify provisions of the Partnership Agreement, provided that any such amendment would not affect the rights of Unitholders under the Partnership Agreement in any material respect. For example, if the Partnership Agreement, as currently in effect, contained this proposed Amendment, the Amendments set forth in Proposal Nos. 6 and 7 would not require the consent of the Limited Partners. The General Partner would still be required to seek the consent of Limited Partners in order to amend the Partnership Agreement (i) as specifically set forth in the Partnership Agreement and (ii) in any way which would affect the rights of the Unitholders under the Partnership Agreement in any material respect.

TEXT OF THE AMENDMENTS

  Section 11.02 of the Partnership Agreement would be amended to add a new subsection 11.02F, the text of which is set forth below:

    F. The General Partner may, without the Consent of the Limited Partners, make any amendment to this Agreement as is necessary to clarify the provisions hereof so long as such amendment does not affect the rights of the Limited Partners or assignees of their Interests under this Agreement in any material respect.

                             CONFLICTS OF INTEREST

  Because Parent and its affiliates own hotels other than those owned by the Partnership and the Harbor Beach Partnership, potential conflicts of interest exist. With respect to these potential conflicts of interest, Parent and its affiliates retain a free right to compete with the Partnership's and the Harbor Beach Partnership's hotels, including the right to develop competing hotels now and in the future, in addition to those existing hotels that may compete directly or indirectly. As the owner of 46.05% of the outstanding Units, Parent, through the Purchaser, could substantially influence the action taken by the Partnership with respect to all matters requiring the consent of Limited Partners that do not fully reflect the interests of all Limited Partners of the Partnership.

  Under Delaware law, the General Partner has unlimited liability for obligations of the Partnership, unless those obligations are, by contract, without recourse to the partners thereof. Since the General Partner is entitled to manage and control the business and operations of the Partnership, this control could lead to a conflict of interest.

POLICIES WITH RESPECT TO CONFLICTS OF INTEREST

  The Partnership Agreement permits the General Partner, without the consent of the Limited Partners, to engage in various transactions with its Affiliates in conducting the business and affairs of the Partnership. Such transactions include, subject to certain restrictions, borrowing money from itself or any Affiliate, engaging in business with, or providing services to and receiving compensation from, persons or entities that have provided or may in the future provide various services to the General Partner or its Affiliates, and entering into agreements to employ agents, attorneys, accountants, engineers, appraisers or other consultants or contractors who may be Affiliates of the General Partner to provide services to the General Partner. Section 5.01.E of the Partnership Agreement provides that agreements, contracts or arrangements between the Partnership and the General Partner or its Affiliates, other than arrangements for rendering legal, tax, accounting, financial, engineering, and procurement services to the Partnership by the General Partner or its Affiliates, shall be on commercially reasonable terms, and shall be subject to the following conditions:

    (i) the General Partner or any such Affiliate must be actively engaged in the business of rendering such services or selling or leasing such goods independently of its dealings with the Partnerships and as an ordinary ongoing business or must enter into and engage in such business with Marriott system hotels or hotel owners generally and not exclusively with the Partnerships;

    (ii) any such agreements, contracts or arrangements must be fair to the Partnerships and reflect commercially reasonable terms and shall be embodied in a written contract that precisely describes the subject matter thereof and all compensation to be paid therefor;

    (iii) no rebates or give-ups may be received by the General Partner or any such Affiliate, nor may the General Partner or any such Affiliate participate in any reciprocal business arrangements which would have the effect of circumventing any of the provisions of the Partnership Agreement or the Harbor Beach Partnership Agreement;

    (iv) no such agreement, contract or arrangement as to which the Limited Partners had previously given approval may be amended in such manner as to increase the fees or other compensation payable to the General Partner or any such Affiliate or to decrease the responsibilities or duties of the General Partner or any Affiliate in the absence of the consent of Limited Partners holding a majority of the Units; and

    (v) any such agreement, contract or arrangement that relates to or secures any funds advanced or loaned to the Partnerships by the General Partner or any such Affiliate must reflect commercially reasonable terms.

  The foregoing policies with respect to conflicts of interest would not be changed by any of the Amendments except that such policies would not apply to Marriott International under the proposed Amendment to the definition of Affiliate until such time in the future (if ever) that Marriott International becomes an Affiliate under the new definition. Nevertheless, the General Partner will not enter into any new, or amend any existing, agreement, contract or arrangement with Marriott International on terms that are unfair to the Partnership or commercially unreasonable. Furthermore, the General Partner currently has no plans to amend the Orlando management agreement or the Harbor Beach operating lease.

                                 OTHER MATTERS

OPINION OF COUNSEL

  The General Partner will obtain an opinion of counsel from Hogan & Hartson L.L.P., counsel to Parent and the Purchaser, that the assignment of the Units in connection with the Tender Offer will not result in the Partnership being treated as an association taxable as a corporation.

ADMISSION OF THE PURCHASER AS SUBSTITUTED LIMITED PARTNER

  In the event transfer of the Units to the Purchaser occurs pursuant to the Tender Offer and the Required Amendments receive Limited Partner Approval, the Purchaser will be admitted to the Partnership as a substituted limited partner in accordance with Section 7.02.D of the Partnership Agreement effective as of the Closing Date. In order for the Purchaser to be admitted as a substituted limited partner, the General Partner, in its sole and absolute discretion, must consent to the admission in writing, the Purchaser and the tendering Limited Partners must execute certain documents satisfactory to the General Partner to effectuate such admission, the Purchaser must execute the Partnership Agreement and a power of attorney, and the Purchaser must bear the reasonable expenses of being admitted as a substituted limited partner. The General Partner will consent in writing to the Purchaser's admission as a substituted limited partner, and the Purchaser will execute all required documents and pay all required fees.

OPERATIONS AFTER THE AMENDMENTS

  Parent and the Purchaser currently intend that upon the effectiveness of the Amendments and the consummation of the Tender Offer, the Partnership will continue its businesses and operations substantially as, and in such places as, they are currently being conducted. The Purchaser has no present plans or proposals regardless of the outcome of the Amendments or the Tender Offer that would result in an extraordinary transaction, such as a merger, reorganization, liquidation, or sale or transfer of a material amount of assets, involving the Partnership or its subsidiaries, or any material changes in the Partnership capitalization, distribution policy, structure or business.

                                          Hotel Properties Management, Inc.
                                          General Partner

Date: November 19, 1996                   /s/ Bruce F. Stemerman

                                             Bruce F. Stemerman
                                          President, Director, Treasurer and
                                             Chief Accounting Officer

                                                                      APPENDIX A



                          SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

                               TABLE OF CONTENTS

                                                                           PAGE
                                                                           ----
ARTICLE ONE DEFINED TERMS.................................................  D-1
ARTICLE TWO FORMATION, NAME, PLACE OF BUSINESS, PURPOSE AND TERM..........  D-8
  SECTION  2.01. Formation................................................  D-8
  SECTION  2.02. Name and Offices.........................................  D-8
  SECTION  2.03. Purpose..................................................  D-8
  SECTION  2.04. Term.....................................................  D-8
  SECTION  2.05. Agent for Service of Process.............................  D-8
ARTICLE THREE PARTNERS AND CAPITAL........................................  D-9
  SECTION  3.01. General Partner..........................................  D-9
  SECTION  3.02. [Initial Limited Partner.] [INTENTIONALLY OMITTED].......  D-9
  SECTION  3.03. Limited Partners.........................................  D-9
  SECTION  3.04. Capital Contributions by General Partner.................  D-9
  SECTION  3.05. Capital Contributions by Limited Partners................  D-9
  SECTION  3.06. [Partnership] Capital ACCOUNTS........................... D-11
  SECTION  3.07. Liability of the Limited Partners........................ D-12
  SECTION  3.08. Liability of the General Partner......................... D-12
ARTICLE FOUR ALLOCATION OF PROFITS AND LOSSES; DISTRIBUTIONS OF CASH AND
 CERTAIN PROCEEDS......................................................... D-12
  SECTIOn  4.01. Allocation of Net Profits................................ D-12
  SECTION  4.02. Allocation of Net Losses and Losses...................... D-12
  SECTION  4.03. Allocation Among Limited Partners of Net Profits, Gains,
                   Net Losses and Losses.................................. D-13
  SECTION  4.04. Allocation of Gain....................................... D-13
  SECTION  4.05. Allocation of Recapture Income........................... D-14
  SECTION  4.06. Distribution of Cash Available for Distribution.......... D-14
  SECTION  4.07. Distribution of Refinancing Proceeds..................... D-14
  SECTION  4.08. Distribution of Sale Proceeds............................ D-14
  SECTION  4.09. Allocation among Limited Partners of Cash Available for
                   Distribution, Refinancing Proceeds and Sale Proceeds... D-14
  SECTION  4.10. Section 754 Adjustments.................................. D-15
  SECTION  4.11. [Special Allocation of] Selling Commissions.............. D-15
  SECTION  4.12. Contingent Adjustments................................... D-15
  SECTION  4.13. Special Allocations [in Event of Advances by]............ D-16
  SECTION  4.14. ADVANCES BY THE General Partner.......................... D-17
  SECTION  4.15. OPERATING RULES.......................................... D-17
ARTICLE FIVE RIGHTS, POWERS AND DUTIES OF THE GENERAL PARTNER............. D-17
  SECTION  5.01. Authority of the General Partner to Manage the
                   Partnership............................................ D-17
  SECTION  5.02. Restrictions on Authority of the General Partner......... D-20
  SECTION  5.03. Duties and Obligations of the General Partner............ D-22
  SECTION  5.04. Compensation of General Partner.......................... D-23
  SECTION  5.05. Other Business of Partners............................... D-23
  SECTION  5.06. Limitation on Liability of General Partner;
                   Indemnification........................................ D-24
  SECTION  5.07. Designation of Tax Matters Partner and Designated Person
                   for Purposes of Investor List.......................... D-25
ARTICLE SIX WITHDRAWAL AND REMOVAL OF GENERAL PARTNER..................... D-26
  SECTION  6.01. Limitation on Voluntary Withdrawal....................... D-26
  SECTION  6.02. Bankruptcy or Dissolution of the General Partner......... D-26

                                                                            PAGE
                                                                            ----
  SECTION  6.03. Liability of Withdrawn General Partner.................... D-26
  SECTION  6.04. Removal of General Partner................................ D-26
  SECTION  6.05. Substitute General Partner................................ D-26
ARTICLE SEVEN ASSIGNABILITY OF UNITS....................................... D-26
  SECTION  7.01. Restrictions on Assignments............................... D-26
  SECTION  7.02. Assignees and Substituted Limited Partners................ D-28
ARTICLE EIGHT DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP............... D-29
  SECTION  8.01. Events Causing Dissolution................................ D-29
  SECTION  8.02. Liquidation............................................... D-29
ARTICLE NINE BOOKS AND RECORDS, ACCOUNTING, REPORTS,
 TAX ELECTIONS, ETC........................................................ D-30
  SECTION  9.01. Books and Records......................................... D-30
  SECTION  9.02. Accounting and Fiscal Year................................ D-30
  SECTION  9.03. Bank Accounts and Investments............................. D-30
  SECTION  9.04. Reports................................................... D-30
  SECTION  9.05. Tax Depreciation and Elections............................ D-31
  SECTION  9.06. Interim Closing of the Books.............................. D-31
ARTICLE TEN MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS................. D-31
  SECTION 10.01. Meetings.................................................. D-31
  SECTION 10.02. Special Voting Rights of Limited Partners................. D-33
ARTICLE ELEVEN MISCELLANEOUS PROVISIONS.................................... D-33
  SECTION 11.01. Appointment of General Partner as Attorney-in-Fact........ D-33
  SECTION 11.02. Amendments................................................ D-34
  SECTION 11.03. General Partner Representation and Warranties............. D-35
  SECTION 11.04. Binding Provision......................................... D-35
  SECTION 11.05. Applicable Law............................................ D-35
  SECTION 11.06. Counterparts.............................................. D-35
  SECTION 11.07. Separability of Provisions................................ D-35
  SECTION 11.08. Article and Section Titles................................ D-35
  SECTION 11.09. Short Form Filings........................................ D-35
  Exhibit A      Limited Partner Note

        SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF
                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

  This SECOND Amended and Restated Agreement of Limited Partnership, dated as
of [November 27, 1985]       , 1996, is made and entered into by and among
[Marriott] Hotel Properties MANAGEMENT, Inc., a Delaware corporation, as general partner (the "General Partner"), and those persons who have BEEN ADMITTED AS LIMITED PARTNERS OF THE PARTNERSHIP IN ACCORDANCE WITH THE PROVISIONS OF THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF [executed this Agreement and are identified in the books and records of the Partnership as the Limited Partners.] Marriott Hotel Properties Limited Partnership (the "Partnership") DATED AS OF NOVEMBER 27, 1985 (THE "ORIGINAL AGREEMENT") OR THIS AGREEMENT AND ARE IDENTIFIED IN THE BOOKS AND RECORDS OF THE PARTNERSHIP AS THE LIMITED PARTNERS.

  THE PARTNERSHIP was formed pursuant to a Certificate and Agreement of Limited Partnership filed with the Secretary of State of Delaware on August 22, 1984. An Amended and Restated Certificate of Limited Partnership was duly executed and filed in accordance with Section 17-210 of the Delaware Revised Uniform Limited Partnership Act on November 1, 1985. ON NOVEMBER 27, 1985, THE GENERAL PARTNER, AIRLINE FOODS, INC., AS INITIAL LIMITED PARTNER, AND THE LIMITED PARTNERS WHO PURCHASED UNITS OF LIMITED PARTNERSHIP INTEREST (THE "UNITS") IN THE PARTNERSHIP IN THE PRIVATE PLACEMENT EFFECTED PURSUANT TO THE PRIVATE PLACEMENT MEMORANDUM ENTERED INTO THE ORIGINAL AGREEMENT. ON NOVEMBER 19, 1996, MHP ACQUISITION CORP., AN AFFILIATE OF THE GENERAL PARTNER, MADE AN OFFER TO THE LIMITED PARTNERS TO PURCHASE THEIR UNITS ON THE TERMS AND CONDITIONS SET FORTH IN MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996 (THE "OFFER"). IN CONNECTION WITH, AND AS A CONDITION TO CONSUMMATION OF, THE OFFER, THE PARTNERS ARE ADOPTING THIS SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP.

  In consideration of the mutual agreements made herein, the parties hereby agree to [constitute] CONTINUE THE PARTNERSHIP AS a limited partnership UNDER THE DELAWARE REVISED UNIFORM LIMITED PARTNERSHIP ACT (6 DEL. C. (S) 17-101, ET SEQ.), AS AMENDED FROM TIME TO TIME (THE "ACT"), as follows:

                                  ARTICLE ONE
                                 DEFINED TERMS

  SECTION 1.01.

  The defined terms used in this Agreement shall, unless the context otherwise requires, have the respective meanings specified in this Section 1.01.

  ["Adjustments" means the after-tax present values to the General Partner and the Limited Partners of the Affected Losses and Net Losses, as determined by the Expert.]

  "ACCOUNTING PERIODS" MEANS THE FOUR-WEEK ACCOUNTING PERIODS (EACH, AN "ACCOUNTING PERIOD") HAVING THE SAME BEGINNING AND ENDING DATES AS THE GENERAL PARTNER'S FOUR-WEEK ACCOUNTING PERIODS, EXCEPT THAT AN ACCOUNTING PERIOD MAY OCCASIONALLY CONTAIN FIVE WEEKS WHEN NECESSARY TO CONFORM THE ACCOUNTING SYSTEM TO THE CALENDAR.

  ["Affected Losses or Net Losses" means those Losses or Net Losses otherwise allocable to the Limited Partners that, because of the Proposed Regulations, are allocable instead to the General Partner pursuant to Section 4.12.]

  "ACT" MEANS THE DELAWARE REVISED LIMITED UNIFORM PARTNERSHIP ACT (6 DEL. C.
(S) 17-101, ET SEQ.), AS AMENDED FROM TIME TO TIME.

  ["Affected Year" means any Fiscal Year of the Partnership in which there are Affected Losses or Net Losses.]

  "ADJUSTED BASIS" MEANS THE BASIS FOR DETERMINING GAIN OR LOSS FOR FEDERAL INCOME TAX PURPOSES FROM THE SALE OR OTHER DISPOSITION OF PROPERTY, AS DEFINED IN SECTION 1011 OF THE CODE.

  "ADJUSTED CAPITAL ACCOUNT DEFICIT" MEANS WITH RESPECT TO ANY PARTNER, THE DEFICIT BALANCE, IF ANY, IN THE PARTNER'S CAPITAL ACCOUNT AS OF THE END OF THE RELEVANT FISCAL YEAR, AFTER GIVING EFFECT TO THE FOLLOWING ADJUSTMENTS:

    (I) CREDIT TO SUCH CAPITAL ACCOUNT ANY AMOUNTS THAT THE PARTNER IS OBLIGATED TO RESTORE PURSUANT TO ANY PROVISION OF THIS AGREEMENT OR PURSUANT TO SECTION 1.704-1(B)(II)(C) OF THE TREASURY REGULATIONS, OR IS DEEMED OBLIGATED TO RESTORE PURSUANT TO THE PENULTIMATE SENTENCES OF SECTIONS 1.704-2(G)(1) AND 1.704-2(I)(5) OF THE TREASURY REGULATIONS (DETERMINED AFTER TAKING INTO ACCOUNT ANY CHANGES DURING SUCH YEAR IN MINIMUM GAIN); AND

    (II) DEBIT TO SUCH CAPITAL ACCOUNT THE ITEMS DESCRIBED IN SECTIONS 1.704-1(B)(2)(II)(D)(4), (5), AND (6) OF THE TREASURY REGULATIONS.

  THE FOREGOING DEFINITION OF ADJUSTED CAPITAL ACCOUNT DEFICIT IS INTENDED TO COMPLY WITH THE PROVISIONS OF SECTION 1.704-1(B)(2)(II)(D) OF THE TREASURY REGULATIONS AND SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

  "Affiliate," "AFFILIATES" or "Affiliated Person" means, when used with reference to a specified Person, (i) any Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (ii) any Person that is an officer of, partner in or trustee of, or serves in a similar capacity with respect to, the specified Person or of which the specified Person is an officer, partner or trustee, or with respect to which the specified Person serves in a similar capacity, (iii) any Person that, directly or indirectly, is the beneficial owner of 10% or more of any class of equity securities of the specified Person or of which the specified Person is directly or indirectly the owner of 10% or more of any class of equity securities, and (iv) any relative or spouse of the specified Person who makes his or her home with that of the specified Person. Affiliate or Affiliated Person of the Partnership or the General Partner does not include a Person who is a partner of, or in a partnership or joint venture with the Partnership or any other Affiliated Person if such Person is not otherwise an Affiliate or Affiliated Person of the Partnership or the General Partner. NOTWITHSTANDING THE FOREGOING, NO CORPORATION WHOSE COMMON STOCK IS LISTED ON A NATIONAL SECURITIES EXCHANGE OR AUTHORIZED FOR INCLUSION ON THE NASDAQ NATIONAL MARKET, OR ANY SUBSIDIARY THEREOF, SHALL BE AN "AFFILIATE" OF THE GENERAL PARTNER OR ANY AFFILIATE THEREOF UNLESS A PERSON (OR PERSONS IF SUCH PERSONS WOULD BE TREATED AS PART OF THE SAME GROUP FOR PURPOSES OF
SECTION 13(D) OR 13(G) OF THE SECURITIES EXCHANGE ACT OF 1934) DIRECTLY OR INDIRECTLY OWNS TWENTY PERCENT (20%) OR MORE OF THE OUTSTANDING COMMON STOCK OF THE GENERAL PARTNER AND SUCH OTHER CORPORATION.

  "Agreement" means this SECOND Amended and Restated Agreement of Limited Partnership, as originally executed and as hereafter amended or modified from time to time.

  ["Airline Foods" means Airline Foods, Inc., a Delaware corporation and wholly owned subsidiary of Marriott, in its capacity as the seller of the limited partnership interest in the Warner Center Partnership. Airline Foods is also the Initial Limited Partner of the Partnership.]

  "Capital Account" or "Capital Accounts" means, with respect to a Partner, such Partner's total Capital Contribution, increased or decreased as provided for in this Agreement, as provided for in Section 3.06 and elsewhere.

  "Capital Contribution" or "Capital Contributions" means, with respect to any Partner, the total amount of money contributed or agreed to be contributed to the Partnership (prior to the deduction of any selling commissions or expenses) by such Partner; provided, however, that as and to the extent any placement agent retained by the General Partner to assist in the private placement of the Units [foregoes] AGREED TO FOREGO any portion of its fees or selling commission with a consequent reduction in the offering price of any Units so placed, the Limited Partners [purchasing] WHO PURCHASED any such Units shall nevertheless be deemed to have contributed to the Partnership the full amount of the offering price without deduction on account of such reduced purchase price.

  "Capital Receipts" means Sale Proceeds and/or Refinancing Proceeds.

  "Cash Available for Distribution" means, with respect to any fiscal period, the revenues of the Partnership from all sources during such fiscal period less (i) all cash expenditures of the Partnership during such fiscal period, including, without limitation, debt service, any fees for management services and administrative expenses and (ii) such reserves as may be determined by the General Partner, in its sole discretion, to be necessary to provide for the foreseeable needs of the Partnership, but shall not include Capital Receipts.

  "Code" means the Internal Revenue Code of [1954] 1986, as amended (or any corresponding provision or provisions of succeeding law).

  "Consent" means either (a) the consent given by vote at a meeting called and held in accordance with the provisions of Section 10.01, or (b) a prior written consent required or permitted to be given pursuant to this Agreement or the act granting such consent, as the context may require.

  "Defaulting Limited Partner" means a Limited Partner who fails to pay all or any portion of any installment of his Capital Contribution for a period of ten days after the date such installment was due.

  "Defaulting Limited Partner Allocation" means allocations of Net Losses, Net [Profits,] Profits, Gains, Losses, and Tax Credits to a Defaulting Limited Partner.

  "Default Notice" means the notice given by the General Partner to the Partnership of its desire to purchase all or a portion of a Defaulting Limited Partner's Interest in the Partnership.

  "Deferred Purchase Debt" means the Orlando Deferred Purchase Debt, the Harbor Beach Deferred Purchase Debt and [the Warner Center] CERTAIN OTHER DEFERRED PURCHASED DEBT. THE Deferred Purchase Debt HAS BEEN PAID IN FULL AND IS NO LONGER OUTSTANDING.

  "Designated Person" means the General Partner.

  ["Development Agreements" means the Orlando Development Agreement and the Warner Center Development Agreement.]

  ["Expert" means that independent expert retained by the General Partner who will determine the respective after-tax present values to the General Partner and the Limited Partners of the Affected Losses and Net Losses.]

  "FF&E" means (i) furniture, fixtures and furnishings and equipment and (ii) routine repairs and maintenance undertaken subsequent to the opening date of a Hotel, the cost of which would not be expensed under generally accepted accounting principles.

  "Fiscal Quarter" means, for the respective fiscal periods in any year, (i) the period beginning on January 1, and having the same ending date as the General Partner's 12 week fiscal first quarter, (ii) the same period of time as the General Partner's second fiscal quarter, (iii) the same period of time as the General Partner's third fiscal quarter, and (iv) the period from the end of the General Partner's third fiscal quarter through December 31 in such Fiscal Year.

  "Fiscal Year" means the fiscal year of the Partnership as established in
Section 9.02.

  "Gain" or "Gains" means the gain or gains recognized by the Partnership (or allocated to the Partnership) for Federal income tax purposes upon the sale or disposition of Partnership[,] OR Harbor Beach [Partnership or Warner Center] Partnership property other than the routine sale of used FF&E being replaced at the Hotels.

  "General Partner" means [Marriott] Hotel Properties MANAGEMENT, Inc., a Delaware corporation and wholly owned subsidiary of Host, PREVIOUSLY KNOWN AS MARRIOTT HOTEL PROPERTIES, INC., and its successors or permitted assigns.

  "Harbor Beach Deferred Purchase Debt" means Partnership Debt incurred by the Partnership pursuant to [the Harbor Beach Purchase Agreement] THAT PURCHASE AGREEMENT entered into between the Partnership and Host [as of the date of this Agreement.] INTERNATIONAL, INC. AS OF NOVEMBER 27, 1985 FOR THE PURCHASE OF HOST INTERNATIONAL, INC.'S 49% GENERAL PARTNERSHIP INTEREST IN THE HARBOR BEACH PARTNERSHIP AND A RECEIVABLE OF APPROXIMATELY $3.5 MILLION FROM THE HARBOR BEACH PARTNERSHIP. THE HARBOR BEACH DEFERRED PURCHASE DEBT HAS BEEN PAID IN FULL AND IS NO LONGER OUTSTANDING.

  "Harbor Beach Hotel" means Marriott's Harbor Beach Resort located in Fort Lauderdale, Florida.

  "Harbor Beach Mortgage Debt" means the loan provided to the Harbor Beach Partnership by Great Western Savings and Loan Association for the construction and operation of the Harbor Beach Hotel, WHICH LOAN WAS ASSIGNED TO THE AETNA LIFE INSURANCE CO. IN JUNE 1986.

  "Harbor Beach Partnership" means Lauderdale Beach Association, a Florida general partnership, the owner of the Harbor Beach Hotel.

  "Harbor Beach Partnership Agreement" means the Lauderdale Beach Association Partnership Agreement, as amended.

  ["Harbor Beach Purchase Agreement" means that purchase agreement to be entered into between the Partnership and Host for the purchase of Host's 49% general partnership interest in the Harbor Beach Partnership and a receivable of approximately $3.5 million from the Harbor Beach Partnership.]

  "Host" means Host [International, Inc.] MARRIOTT CORPORATION, a Delaware corporation [and wholly owned subsidiary of Marriott].

  "Hotels" means the Orlando Hotel[,] AND the Harbor Beach Hotel [and the Warner Center Hotel]. Reference to "a Hotel" means any one of the Hotels.

  ["Initial Limited Partner" means Airline Foods in its capacity as the initial limited partner of the Partnership.]

  "Interest" means the entire interest of a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement.

  "INTERESTED TRANSACTION" MEANS ANY MATTER IN WHICH THE GENERAL PARTNER OR ITS AFFILIATES HAS AN ACTUAL ECONOMIC INTEREST, OTHER THAN AN INTEREST SOLELY AS A RESULT OF ITS OR AN AFFILIATE'S OWNERSHIP OF UNITS OR A GENERAL PARTNER INTEREST OR AS A RESULT OF ITS OR AN AFFILIATE'S (AND ANY GROUP OF WHICH IT IS A PART FOR PURPOSES OF SECTION 13(D) OR 13(G) OF THE SECURITIES EXCHANGE ACT OF 1934) DIRECT OR INDIRECT OWNERSHIP OF LESS THAN TWENTY PERCENT (20%) OF THE OUTSTANDING COMMON STOCK OF BOTH THE GENERAL PARTNER AND A CORPORATION WHOSE COMMON STOCK IS LISTED ON A NATIONAL SECURITIES EXCHANGE OR AUTHORIZED FOR INCLUSION IN THE NASDAQ NATIONAL MARKET, OR ANY SUBSIDIARY THEREOF.

  "Invested Capital" means the excess, if any, of paid in Capital
Contributions of a Partner over cumulative distributions to him of Capital Receipts.

  "Investor List" means that list, required by [the Tax Reform Act of 1984]
SECTION 6112 OF THE CODE, identifying Persons to whom Interests in the Partnership were sold, such Persons' addresses and taxpayer identification numbers, the dates on which the Interests were acquired [and], the name and tax shelter registration number of the Partnership, AND SUCH OTHER INFORMATION AS MAY BE REQUIRED BY TREASURY REGULATIONS TO BE INCLUDED THEREIN.

  "IRS" means the Internal Revenue Service.

  "Limited Partner" means any Person admitted to the Partnership pursuant to
Section 3.03, or any Person who, at the time of reference thereto, has been admitted as a limited partner of the Partnership pursuant to this Agreement OR THE ORIGINAL AGREEMENT.

  "Loss" or "Losses" means the loss or losses recognized by the Partnership (or allocated to the Partnership) for Federal income tax purposes upon the sale or disposition of Partnership[,] OR Harbor Beach [Partnership or Warner Center] Partnership property other than the routine sale of used FF&E being replaced at the Hotels.

  "Manager" means Marriott [Hotels] INTERNATIONAL, Inc., a Delaware corporation or any Person who may from time to time act as manager of the Orlando Hotel [or the Warner Center Hotel.].

  ["Marriott" means Marriott Corporation, a Delaware corporation.]

  "MANAGEMENT AGREEMENT" MEANS THE HOTEL MANAGEMENT AGREEMENT BETWEEN THE PARTNERSHIP AND THE MANAGER PROVIDING FOR THE MANAGEMENT OF THE ORLANDO HOTEL, AS SUCH AGREEMENT MAY BE MODIFIED OR AMENDED IN ACCORDANCE WITH ITS TERMS.

  ["Management Agreements" means the Orlando Management Agreement and the Warner Center Management Agreement pursuant to which the Manager operates the Orlando Hotel and the Warner Center Hotel.]

  "MHP ACQUISITION CORP." MEANS MHP ACQUISITION CORP., A DELAWARE CORPORATION AND A WHOLLY OWNED SUBSIDIARY OF HOST.

  "MINIMUM GAIN" MEANS THE AMOUNT DETERMINED BY COMPUTING, WITH RESPECT TO EACH PARTNERSHIP NONRECOURSE LIABILITY, THE AMOUNT OF GAIN, IF ANY, THAT WOULD BE REALIZED BY THE PARTNERSHIP IF IT DISPOSED OF (IN A TAXABLE TRANSACTION) THE PARTNERSHIP PROPERTY SUBJECT TO SUCH LIABILITY IN FULL SATISFACTION THEREOF (AND FOR NO OTHER CONSIDERATION), AND BY THEN AGGREGATING THE AMOUNTS SO COMPUTED. IT IS THE INTENT THAT MINIMUM GAIN BE DETERMINED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 1.704-2(D) OF THE TREASURY REGULATIONS. MINIMUM GAIN WITH RESPECT TO ANY PARTNER NONRECOURSE DEBT SHALL BE DETERMINED IN A MANNER CONSISTENT WITH THE FOREGOING.

  "Mortgage Debt" means the Orlando Mortgage Debt[,] AND the Harbor Beach Mortgage Debt [and the Warner Center Mortgage Debt].

  "Net Profits" or "Net Losses" means, for any period, the net profits or net losses of the Partnership for Federal income tax purposes during such period as determined under section 702 of the Code, excluding recapture income realized pursuant to section 1245 or section 1250 of the Code and ITEMS SPECIALLY ALLOCATED UNDER SECTION 4.11 OR SECTION 4.13, AND including gain or loss on the routine sale of used FF&E not in connection with the sale of a Hotel.

  "NONRECOURSE LIABILITY" MEANS ANY PARTNERSHIP DEBT (OR PORTION THEREOF) FOR WHICH NO PARTNER BEARS (OR IS DEEMED TO BEAR) THE ECONOMIC RISK OF LOSS WITHIN THE MEANING OF SECTION 1.752-2 OF THE TREASURY REGULATIONS.

  "Note" or "Notes" means the promissory note or notes given to the Partnership by the Limited Partners pursuant to Section 3.05.

  "Notification" means a written notice, containing the information required by this Agreement to be communicated to any Person, sent by registered, certified or regular mail to such Person at the last known address of such Person; provided, however, that any communication containing such information sent to such Person and actually received by such Person shall constitute Notification for all purposes of this Agreement.

  "Operating Lease" means that lease by which MARRIOTT Hotel Services, Inc., a Delaware corporation and wholly owned subsidiary of [Marriott] THE MANAGER, leases the Harbor Beach Hotel from the Harbor Beach Partnership.

  "ORIGINAL LIMITED PARTNER" MEANS ANY LIMITED PARTNER WHO ACQUIRED UNITS IN THE INITIAL OFFERING OF UNITS PURSUANT TO THE PRIVATE PLACEMENT MEMORANDUM.

  "Orlando Deferred Purchase Debt" means Partnership Debt incurred by the Partnership pursuant to [the Orlando Purchase Agreement] THAT PURCHASE AGREEMENT entered into between the Partnership and AIRLINE FOODS, INC. AS OF NOVEMBER 27, 1985 FOR THE REDEMPTION BY PURCHASE OF AIRLINE FOODS INC.'S 99% LIMITED PARTNERSHIP INTEREST IN [the Initial Limited Partner as of the date of this Agreement. "Orlando Development Agreement" means that agreement between] the Partnership and [Willmar Distributors, Inc., a wholly owned subsidiary of Marriott, by which Willmar has agreed to complete construction of and the furnishing and equipping of the Orlando hotel.] CERTAIN RELATED MATERIALS AND PERSONAL PROPERTY INCLUDING FF&E. THE ORLANDO DEFERRED PURCHASE DEBT HAS BEEN PAID IN FULL AND IS NO LONGER OUTSTANDING.

  "Orlando Hotel" means Marriott's Orlando World Center Hotel located in Orlando, Florida.

  ["Orlando Management Agreement" means the hotel management agreement between the Partnership and the Manager providing for the managing of the Orlando Hotel, as such agreement may be modified or amended in accordance with its terms.]

  "Orlando Marriott World Center Limited Partnership" means the previous name of the Partnership.

  "Orlando Mortgage Debt" means the loans provided to the Partnership pursuant to that loan agreement between California Federal Savings and Loan Association and Home Federal Savings and Loan Association as lenders and the Partnership as borrower, to provide financing for the construction and operation of the Orlando Hotel, WHICH DEBT WAS REFINANCED ON JUNE 16, 1987 WITH THE SANWA BANK LIMITED.[.]

  ["Orlando Purchase Agreement" means that purchase agreement to be entered into between the Partnership and the Initial Limited Partner for the redemption by purchase of the Initial Limited Partner's 99% limited partnership interest in the Partnership and certain related materials and personal property including FF&E.]

  "PARTNER NONRECOURSE DEBT" MEANS ANY PARTNERSHIP DEBT THAT IS CONSIDERED NONRECOURSE FOR PURPOSES OF SECTION 1.1001-2 OF THE TREASURY REGULATIONS BUT FOR WHICH A PARTNER BEARS (OR IS DEEMED TO BEAR) THE ECONOMIC RISK OF LOSS WITHIN THE MEANING OF SECTION 1.752-2 OF THE TREASURY REGULATIONS.

  "Partners" means, collectively, the Limited Partners as constituted from time to time and the General Partner.

  "Partnership" means the limited partnership formed UNDER THE ACT AND CONTINUED pursuant to this Agreement by the parties hereto, as said Partnership may from time to time be constituted. The Partnership was formed as Orlando Marriott World Center Limited Partnership, but has since changed its name to Marriott Hotel Properties Limited Partnership.

  "Partnership Agreements" means the Agreement[,] AND the Harbor Beach Partnership Agreement [and the Warner Center Partnership Agreement].

  "Partnerships" means the Partnership[,] AND the Harbor Beach Partnership [and the Warner Center Partnership].

  "Partnership Debt" means any indebtedness for borrowed money incurred by the Partnership.

  "Person" means any individual, partnership, LIMITED LIABILITY COMPANY, corporation, trust or other legal entity.

  "Prime Rate" means the prime rate of interest announced from time-to-time by The Bankers Trust Company, New York, New York, charged to its best commercial customers.

  "Private Placement Memorandum" means the Partnership's confidential private placement memorandum dated November 1, 1985 concerning the offering of the Units.

  ["Proposed Regulations" means regulations proposed by the Department of the Treasury as directed by section 79 of the Tax Reform Act of 1984.]

  ["Purchase Agreements" means the Orlando Purchase Agreement, the Harbor Beach Purchase Agreement and the Warner Center Purchase Agreement.]

  "Refinancing Proceeds" means the net proceeds from any refinancing or borrowing by any of the Partnerships, the proceeds of which are applied to the repayment of previously incurred debt of any of the Partnerships, or borrowed for distributions to the partners of any of the Partnerships including sale and leasebacks on which no taxable gain is recognized for Federal income tax purposes.

  "SAFE HARBORS" HAS THE MEANING SET FORTH IN SECTION 5.03I.

  "Sale Proceeds" means (a) any proceeds received by the Partnership from (i) the exchange, condemnation, eminent domain taking, casualty, sale or other disposition of all or a portion of the Partnership's assets, (ii) the sale or other disposition of all or a portion of the partnership interests of the Partnership in the Harbor Beach Partnership or [the Warner Center Partnership or] (iii) the liquidation of the Partnership's property in connection with a dissolution of the Partnership (in excess of the outstanding indebtedness and other liabilities of the Partnership) and (b) any proceeds (i) received by the Harbor Beach [Partnership or the Warner Center] Partnership from (A) the exchange, condemnation, eminent domain taking, casualty, sale or other disposition of the Harbor Beach Hotel or [the Warner Center Hotel or] all or a portion of all of the Harbor Beach Partnership's [or the Warner Center Partnership's] assets or (B) the liquidation of the Harbor Beach Partnership's [or the Warner Center Partnership's] property following a dissolution of the Harbor Beach [Partnership or the Warner Center] Partnership and (ii) distributed to the Partnership. Sale Proceeds shall not include the proceeds from the routine sale of used FF&E not in connection with the disposition of a Hotel.

  "Substituted Limited Partner" means any Person admitted to the Partnership as a Limited Partner pursuant to the provisions of Section 7.02.

  "Tax Matters Partner" means the General Partner.

  "Total Partnership Distributions" means the total amount of cash and the fair market value of any property (net of any associated liabilities) distributed to the Partners pursuant to Sections 4.06 through 4.09.

  "TREASURY REGULATIONS" MEANS THE INCOME TAX REGULATIONS PROMULGATED BY THE DEPARTMENT OF THE TREASURY.

  "Unit" means the Interest of a Limited Partner represented by a Capital Contribution of $100,000.

  ["Warner Center Deferred Purchase Debt" means Partnership Debt incurred by the Partnership pursuant to the Warner Center Purchase Agreement entered into between the Partnership and Airline Foods as of the date of this agreement.]

  ["Warner Center Development Agreement" means that agreement between the Warner Center Partnership and Willmar Distributors, Inc., a wholly owned subsidiary of Marriott, by which Willmar has agreed to complete construction of and the furnishing and equipping of the Warner Center Hotel.]

  ["Warner Center Hotel" means the Warner Center Marriott Hotel located in Los Angeles, California.]

  ["Warner Center Management Agreement" means the hotel management agreement between the Warner Center Partnership and the Manager providing for the managing of the Warner Center Hotel, as such agreement may be modified or amended in accordance with its terms.]

  ["Warner Center Mortgage Debt" means the Loans provided to the Warner Center Partnership by Connecticut General Life Insurance Company for the construction and operation of the Warner Center hotel.]

  ["Warner Center Partnership" means the Warner Center Marriott Hotel Limited Partnership, a Delaware limited partnership, the owner of the Warner Center hotel.]

  ["Warner Center Partnership Agreement" means the Warner Center Partnership Agreement, as amended.]

  ["Warner Center Purchase Agreement" means that purchase agreement to be entered into between the Partnership and Airline Foods, for the purchase of Airline Foods' 99% limited partnership interest in the Warner Center Partnership and certain related materials and personal property including FF&E.]

  ["Willmar" means Willmar Distributors, Inc., a Delaware corporation and wholly owned subsidiary of Marriott.]

                                  ARTICLE TWO
             FORMATION, NAME, PLACE OF BUSINESS, PURPOSE AND TERM

  SECTION 2.01. FORMATION.

  The parties do hereby [form and] continue the Partnership FORMED AS OF AUGUST 22, 1984 pursuant to the provisions of the [Delaware Revised Uniform Limited Partnership] Act.

  SECTION 2.02. NAME AND OFFICES.

  The name of the Partnership is and shall be Marriott Hotel Properties Limited Partnership. The principal offices of the Partnership shall be located at 10400 Fernwood Road, Bethesda, Maryland [20058] 20817 or at such other place or places as the General Partner may from time to time determine. The address of the registered office of the Partnership in the State of Delaware is at 1013 Centre Road, Wilmington, County of NEW CASTLE, DELAWARE 19805.

  SECTION 2.03. PURPOSE.

  The purpose of the Partnership is, without limitation, to (i) acquire, develop, own, and operate the Orlando Hotel as part of the Marriott hotel system and sell or otherwise dispose of the Orlando Hotel, (ii) acquire, own and sell or otherwise dispose of a general partnership interest in the Harbor Beach Partnership; [(iii) acquire, own and sell or otherwise dispose of a limited partnership interest in the Warner Center Partnership and (iv) to] AND
(III) engage in any other activities related or incidental thereto as more fully set forth in Section 5.01 hereof.

  SECTION 2.04. TERM.

  The term of the Partnership shall continue in full force and effect from the date of the filing of the original Certificate and Agreement of Limited Partnership until January 1, 2106 or until dissolution prior thereto pursuant to the provisions of Article Eight.

  SECTION 2.05. AGENT FOR SERVICE OF PROCESS.

  The name and address of the agent for service of process of the Partnership is The Prentice Hall Corporation System, Inc., 1013 Centre Road, Wilmington, County of New Castle, Delaware 19805.

                                 ARTICLE THREE
                             PARTNERS AND CAPITAL

  SECTION 3.01. GENERAL PARTNER.

  The General Partner of the Partnership is and shall be [Marriott] Hotel Properties MANAGEMENT, Inc., a Delaware corporation and wholly owned subsidiary of Host, having its principal executive offices at 10400 Fernwood Road, Bethesda, Maryland [20058.] 20817.

  SECTION 3.02. [Initial Limited Partner.] [INTENTIONALLY OMITTED]

  [The Initial Limited Partner who is hereby admitted as the initial limited partner of the Partnership is Airline Foods, Inc., a Delaware corporation and wholly owned subsidiary of Marriott. Upon admission to the Partnership of the Limited Partners, the Initial Limited Partner will sell its limited partnership interest to the Partnership pursuant to the terms of the Orlando Purchase Agreement and shall be deemed to have been withdrawn and shall withdraw from the Partnership.]

  SECTION 3.03. LIMITED PARTNERS.

  The names and addresses of the Limited Partners, the amount of their agreed upon Capital Contributions and the number of Units held by them are set forth in the books and records of the Partnership and a Person shall be deemed to be admitted as a Limited Partner when the General Partner has accepted such Person as a Limited Partner of the Partnership, the books and records reflect such Person as admitted to the Partnership as a Limited Partner and such Person has executed this Agreement.

  SECTION 3.04. CAPITAL CONTRIBUTIONS BY GENERAL PARTNER.

  The General Partner has made Capital Contributions in the amount of $1,010,000.

  SECTION 3.05. CAPITAL CONTRIBUTIONS BY LIMITED PARTNERS.

  A. The number of Units subscribed for by each Limited Partner is set forth in the subscription documents executed and delivered by such Limited Partner. Each ORIGINAL Limited Partner's contribution in respect of the Units subscribed for [shall be] WAS MADE in cash and a fully recourse promissory[,] note (the "Note") of such Limited Partner payable as set forth in Section 3.05B. No Partner shall be paid interest on any Capital Contribution.

  [The Partnership may pledge the aforesaid Notes and its interests in the Units to Marriott, Airline Foods and Host as security for payment of the Deferred Purchase Debt and may not further pledge or assign such Note.]

  B. The ORIGINAL Limited Partners [shall make] MADE Capital Contributions totaling $100 million for which each such Limited Partner [shall subscribe] SUBSCRIBED in Units of $100,000 [each] unless the General Partner in its sole discretion [shall accept] ACCEPTED subscriptions for less than a full Unit. For each Unit purchased, [a] AN ORIGINAL Limited Partner [shall make] MADE a Capital Contribution in the following installments: (i) a first installment in the amount of $10,000 payable on execution of the subscription documents; (ii) a second installment in the amount of $12,000 payable on May 15, 1986; (iii) a third installment in the amount of $20,500 payable on May 15, 1987; (iv) a fourth installment in the amount of $19,500 payable on May 15, 1988; (v) a fifth installment of $19,000 payable on May 15, 1989; and (vi) a sixth installment of $19,000 payable on May 15, 1990. ORIGINAL Limited Partners [purchasing] WHO PURCHASED more or less than a full Unit [shall be] WERE required to make proportionate installments on the dates aforesaid. ORIGINAL Limited Partners [may] COULD prepay, without any reduction in the amount thereof, the foregoing installments, in whole or in part, at any time prior to their respective due date.

  C. The obligation of each ORIGINAL Limited Partner to pay the installments required by Section 3.05B, other than the first installment, [shall be] WAS evidenced by the delivery to the Partnership concurrently with payment of the first installment of the Note in the form of Exhibit A attached hereto payable to the Partnership in the amount of $90,000 for each Unit purchased (adjusted if less than a full Unit is purchased) representing the amount of the remaining unpaid Capital Contribution of such ORIGINAL Limited Partner. ORIGINAL Limited Partners [may] COULD prepay in whole, or in part, all of the installments. If [a] AN ORIGINAL Limited Partner [prepays] PREPAID all installments due at the time he [delivers] DELIVERED an executed Subscription Agreement, then there [shall be] WAS no obligation to deliver a Note to the Partnership.

  D. Each ORIGINAL Limited Partner [pledges] PLEDGED to the Partnership his Interest as security for payment of the installments payable under such ORIGINAL Limited Partner's Note. The Partnership, acting through the General Partner, shall have all rights and remedies granted to a secured party under the Uniform Commercial Code as adopted in Delaware, including, but not limited to, the right to sell such Interest, and each Limited Partner agrees to execute such instruments, including, without limitation, a financing statement on Form UCC-1, as the General Partner may from time to time require to perfect such security interest. For purposes of the said Uniform Commercial Code, this Agreement shall also be deemed to be a security agreement.

  E. The following provisions [shall apply] APPLIED in the event a Limited Partner [fails] FAILED to make installment payments when due:

    (i) A Limited Partner who [fails] FAILED to pay when due all or any portion of any installment for a period of ten days (a "Defaulting Limited Partner") shall be in default hereunder and the Defaulting Limited Partner shall be required to pay the Partnership a late payment charge equal to five percent (5%) of such unpaid installment or portion thereof. At any time prior to any sale of all or any portion of the Defaulting Limited Partner's Interest as provided in this subsection E, the General Partner may but shall not be obligated to accept full payment from the Defaulting Limited Partner of any unpaid installment then overdue. The acceptance of such payment by the General Partner shall extinguish the further right (as hereafter defined) of the General Partner to purchase the Defaulting Limited Partner's Interest. If a default shall continue for more than 30 days after notice to the Defaulting Limited Partner, in addition to the aforesaid late charge, the unpaid portion of such installment or portion thereof shall bear interest from the date due until paid in full at a rate equal to the lesser of (a) four percentage points in excess of the Prime Rate or (b) the maximum rate permitted by law. If the late charge is deemed to be interest under law, it may only be imposed to the extent it does not cause total interest to exceed the rate permitted by law. A Defaulting Limited Partner shall have no voting rights with respect to his Interest for so long as any unpaid installments plus any late charge or interest attributable to such unpaid installment or portion thereof remains unpaid.

    (ii) If a default shall continue for more than 30 days after notice to the Defaulting Limited Partner, the General Partner shall have the option of accelerating the payment of the entire unpaid balance of the Note of the Defaulting Limited Partner and the additional option of purchasing (for the price set forth below) all or a portion of the Defaulting Limited Partner's Interest. Such option may be exercised by the General Partner by giving the Partnership notice of its desire to purchase all or a portion of the Defaulting Limited Partner's Interest specifying the percentage of the Defaulting Limited Partner's Interest which it desires to purchase ("Default Notice"). The purchase price to be paid to the Defaulting Limited Partner shall be an amount equal to the greater of (x) 80% of the amount of the paid in Capital Contribution of the Defaulting Limited Partner in respect of the Interest being purchased less the sum of (i) the total amount of cash distributions, if any, theretofore made to the Defaulting Limited Partner in respect of the Interest being purchased, (ii) any reasonable expenses incurred by the Partnership and by the General Partner in connection with such purchase, (iii) all tax credits previously reported by the Partnership for all Fiscal Years then ended allocable to the Interest being purchased, and (iv) 50% of the Net Losses previously reported by the Partnership for all Fiscal Years then ended allocable to the Interest being purchased, or (y) three percent (3%) of the amount of the paid-in Capital Contribution of the Defaulting Limited Partner in respect of the Interest being purchased. Such purchase price shall be paid in cash within thirty days after the date of the consummation of the purchase. The General Partner shall also pay to the Partnership an amount equal to all Capital Contribution installments in respect of the Interest being purchased then due and not theretofore paid by the Defaulting Limited Partner (including the unpaid installment giving rise to the default) and shall assume all other obligations of the Defaulting Limited Partner in respect of the Interest being purchased, if any, to the Partnership.

    (iii) In the event that the General Partner does not acquire all of the Interest of a Defaulting Limited Partner and after the exercise of due diligence, the General Partner is unable to find a purchaser for all or the balance of the Defaulting Limited Partner's Interest for the price set forth in clause (ii) above, then the Defaulting Limited Partner shall sell such Interest or the balance of such Interest, as the case may be, on such terms and conditions as the General Partner deems reasonable under the circumstances; provided that any purchaser shall be required to agree to assume the obligation of the Defaulting Limited Partner to make payment of the unpaid balance of the installments to the extent of the Interest so acquired. At the closing of any purchase and sale pursuant to this clause
  (iii), the purchaser shall pay to the Partnership the unpaid balance of the installments then due and owing by the Defaulting Limited Partner and shall agree to thereafter make payment of any future installments as and when the same shall become due and payable. The Defaulting Limited Partner shall pay all of the Partnership's and General Partner's costs and expenses incurred in connection with any purchase and sale of a Defaulting Limited Partner's Interest pursuant to this clause (iii).

    (iv) A purchaser of all or any part of the Interest of a Defaulting Limited Partner will receive all of the cash allocable to such Interest from and after the date of default and not actually distributed to the Defaulting Limited Partner prior to default. All Net Profits and Net Losses that would otherwise be allocated in accordance with Section 4.03 to a Defaulting Limited Partner ("Defaulting Limited Partner Allocation") shall be allocated, from and after the date of default to, but not including, the date, if any, on which the Interest of such Defaulting Limited Partner shall be purchased, among the non-Defaulting Partners in proportion to the number of Units owned by each. All Defaulting Limited Partner Allocations from and after the date of purchase of the Defaulting Limited Partner's Interest until the expiration of the Fiscal Year in which such purchase date falls shall be allocated to the purchaser. In the following Fiscal Year, all Profits and Losses of the Partnership allocable to the Partners under Section 4.03 shall first be allocated to the purchaser until the purchaser's capital account balance shall be equal in amount to the capital account balance of a non-Defaulting Partner owning the same number of Units as the purchaser.

    (v) Notwithstanding the foregoing provisions of this Section 3.05E, the obligations of the Defaulting Limited Partner hereunder shall not be extinguished by the existence of any option of the General Partner to purchase the Interest of the Defaulting Limited Partner, or by its exercise, or by any agreement by any person to purchase such Interest, but only to the extent of payment of the unpaid installments together with interest thereon made in the Defaulting Limited Partner's stead by any purchaser of such Interest.

    (vi) In addition to the other rights of the Partnership against the Defaulting Limited Partner, the Partnership may avail itself of appropriate legal remedies at law or equity to compel payment of any portion of the installments remaining unpaid together with any interest thereon remaining unpaid, together with reasonable court costs and legal fees in the event of litigation against the Defaulting Limited Partner.

  SECTION 3.06. [Partnership] CAPITAL ACCOUNTS.

  A. The Capital Contribution of each Limited Partner and from the General Partner shall be credited to each such Partner's Capital Account; provided, however, that the deemed increase in the Capital Contribution of any Partner due to any relinquished selling commission with respect to such Partner shall not be credited to such Partner's Capital Account. A Partner's Capital Account shall also be credited with the amount of Net Profits or Gain allocable to the Partner, and shall be debited with (x) such Partner's share of Total Partnership Distributions and (y) the amount of Net Losses or Losses allocated to such Partner. Capital Accounts shall be maintained in accordance with [Federal income tax accounting principles.] SECTION 1.704-1(B)(2)(IV) OF THE TREASURY REGULATIONS.

  B. For purposes of this Section 3.06, upon a distribution in kind of Partnership property, the Capital Accounts of the Partners will be debited or credited as though the property had been sold for an amount equal to its fair market value, and gain or loss which would have been recognized for Federal income tax purposes had the property actually been sold will be allocated to the Partners under Article Four.

  SECTION 3.07. LIABILITY OF THE LIMITED PARTNERS.

  Except as otherwise required by Delaware law, no Limited Partner shall be liable for the debts, liabilities, contracts or any other obligations of the Partnership. Limited Partners shall be liable only to make their Capital Contributions and shall not be required to lend any funds to the Partnership or, after their Capital Contributions have been paid, to make any further Capital Contributions to the Partnership or to repay to the Partnership, any Partner or to any creditor of the Partnership any portion or all of any negative balance of a Limited Partner's Capital Account.

  SECTION 3.08. LIABILITY OF THE GENERAL PARTNER.

  The General Partner shall be subject to the liabilities of a partner in a partnership without limited partners except as may otherwise be provided herein. This Agreement shall not be amended to limit such liability of the General Partner.

                                 ARTICLE FOUR
                       ALLOCATION OF PROFITS AND LOSSES;
                  DISTRIBUTIONS OF CASH AND CERTAIN PROCEEDS

  SECTION 4.01. ALLOCATION OF NET PROFITS.

  SUBJECT TO THE PROVISIONS OF SECTION 4.13, Net Profits for each Fiscal Year shall be allocated to the Partners in the following order of priority:

    (i) Net Profits up to the amount of Cash Available for Distribution in such Fiscal Year, whether or not actually distributed, shall be allocated in the same ratio as Cash Available for Distribution would be distributed for such Fiscal Year pursuant to Section 4.06; and

    (ii) any remaining Net Profits shall be allocated (a) to eliminate the negative Capital Account balances of the Partners, if any, in proportion to the respective negative Capital Account balances, and (b) then in the same ratio as an equivalent amount of Cash Available for Distribution would have been distributable for such Fiscal Year.

  SECTION 4.02. ALLOCATION OF NET LOSSES AND LOSSES.

  SUBJECT TO THE PROVISIONS OF SECTION 4.13, Net Losses and Losses for each Fiscal Year shall be allocated as follows:

    (i) first, through and including the end of the Fiscal Quarter during which the General Partner and the Limited Partners shall have received cumulative distributions of Capital Receipts equal to 50% of their Capital Contributions, 1% to the General Partner and 99% to the Limited Partners;

    (ii) next, through and including the end of the Fiscal Quarter during which the General Partner and the Limited Partners have received cumulative distributions of Capital Receipts equal to their Capital Contributions, 15% to the General Partner and 85% to the Limited Partners; and

    (iii) thereafter, 30% to the General Partner and 70% to the Limited
  Partners.

  Provided, however, that Net Losses and Losses [shall not be allocated to any Limited Partner to the extent that all or any portion of such allocation would cause such Limited Partner's negative Capital Account balance, if any, to exceed his share of "minimum gain," as defined in Proposed Treasury Regulation section 1.704-1(b)(4), at the end of such Fiscal Year and, in such event, any amount of such] ALLOCATED PURSUANT TO THIS SECTION 4.02 SHALL NOT EXCEED THE MAXIMUM AMOUNT OF LOSSES THAT CAN BE SO ALLOCATED WITHOUT CAUSING ANY

PARTNER TO HAVE AN ADJUSTED CAPITAL ACCOUNT DEFICIT AT THE END OF THE FISCAL YEAR. IN THE EVENT SOME BUT NOT ALL OF THE PARTNERS WOULD HAVE ADJUSTED CAPITAL ACCOUNT DEFICITS AS A CONSEQUENCE OF AN ALLOCATION OF Net Losses or Losses [not allocated to a Limited Partner on account of the preceding clause] PURSUANT TO THIS SECTION 4.02, THE LIMITATION SET FORTH IN THIS PARAGRAPH SHALL BE APPLIED ON A PARTNER BY PARTNER BASIS SO AS TO ALLOCATE THE MAXIMUM PERMISSIBLE NET LOSSES AND LOSSES TO EACH PARTNER UNDER SECTION 1.704-1(B)(2)(II)(D) OF THE TREASURY REGULATIONS. ALL NET LOSSES AND LOSSES IN EXCESS OF THE LIMITATIONS SET FORTH IN THIS PARAGRAPH shall be allocated to the General Partner.

  SECTION 4.03. ALLOCATION AMONG LIMITED PARTNERS OF NET PROFITS, GAINS, NET LOSSES AND LOSSES.

  [Any] SUBJECT TO THE PROVISIONS OF SECTION 4.13, ANY Net Profits or Net Losses for any Fiscal Year allocable to the Limited Partners under Section
4.01 or 4.02 shall be allocated among the Limited Partners pro rata in accordance with the number of Units owned by each as of the end of such Fiscal Year; provided that if any Unit is assigned during the Fiscal Year in accordance with this Agreement, the Net Profits or Net Losses that are so allocable to such Unit shall be allocated between the assignor and assignee of such Unit according to the number of [Fiscal Quarters] ACCOUNTING PERIODS in such Fiscal Year each owned such Unit. Any Gains or Losses allocable to the Limited Partners shall be allocated among the Limited Partners who held Units on the last day of the Fiscal Quarter in which the sale or disposition giving rise to such Gains or Losses occurred, pro rata in accordance with the number of Units owned by each such Limited Partner. If any Unit is assigned by a Limited Partner other than on the first day of a Fiscal Quarter (in contravention of the Agreement), then the Partnership shall recognize such assignment for the purposes of allocating Net Profits, Gains, Net Losses or Losses if, and to the extent, it is legally required to do so in the opinion of legal counsel. THE PRECEDING SENTENCE SHALL NOT APPLY TO THE UNITS (OR FRACTIONS OF UNITS) TRANSFERRED TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996, WHICH TRANSFERS SHALL BE CONSIDERED TO BE IN ACCORDANCE WITH THIS AGREEMENT, SHALL BE DEEMED TO OCCUR FOR PURPOSES OF THIS SECTION 4.03 ON THE FIRST DAY OF THE ACCOUNTING PERIOD IN WHICH THE TRANSFER OF SUCH UNITS OCCURS AND SHALL BE GOVERNED BY THE FIRST TWO SENTENCES OF THIS SECTION 4.03.

  SECTION 4.04. ALLOCATION OF GAIN.

  SUBJECT TO THE PROVISIONS OF SECTION 4.13, Gain (other than gain from the routine sale of used FF&E not in connection with the sale of a Hotel or Hotels) recognized by the Partnership, or recognized by the Harbor Beach [Partnership or the Warner Center] Partnership and allocated to the Partnership, shall be allocated (after giving effect to the allocations referred to in Sections 4.01 and 4.02 and all distributions other than distributions pursuant to Section 4.08 with respect to any Fiscal Year) in the following order of priority:

    (i) first, to all Partners whose Capital Accounts have a negative balance, in the ratio of such negative balance until such negative balances are brought to zero;

    (ii) second, to all Partners up to the amount necessary to bring their respective Capital Account balances to an amount equal to their respective Invested Capital;

    (iii) third, in the case of Gain arising from the sale or other disposition (or from a related series of sales or dispositions) of substantially all the assets of the Partnership (including for this purpose the Partnership's allocable share of Gain from the last Hotel sold when sold by the Harbor Beach Partnership or [the Warner Center Partnership or] from a related series of sales or dispositions by such partnership leading to the sale of the last Hotel), (a) to the Limited Partners in an amount equal to the excess, if any, of (1) the sum of 15% times the weighted average of the Limited Partners' Invested Capital each year, over (2) the sum of distributions to the Limited Partners of Cash Available for Distribution each year; (b) next, to the General Partner until it has been allocated an amount equal to 30/70 times the amount allocated to the Limited Partners under clause (a); and

    (iv) thereafter, 30% to the General Partner and 70% to the Limited
  Partners.

  SECTION 4.05. ALLOCATION OF RECAPTURE INCOME.

  "Recapture income," if any, realized by the Partnership pursuant to section 1245 or section 1250 of the Code directly or allocated to the Partnership from the [Warner Center Partnership or the] Harbor Beach Partnership shall be allocated to the Partners to whom the Net Profits or Net Losses which included the prior corresponding depreciation deductions were allocated, such allocations to be made pro rata to the Partners in accordance with the manner in which such Net Profits or Net Losses were allocated.

  SECTION 4.06. DISTRIBUTION OF CASH AVAILABLE FOR DISTRIBUTION.

  Cash Available for Distribution with respect to each Fiscal Year shall be distributed at least annually as follows:

    (i) first, through and including the end of the Fiscal Quarter during which the General Partner and the Limited Partners shall have received cumulative distributions of Capital Receipts equal to 50% of their Capital Contributions, 1% to the General Partner and 99% to the Limited Partners;

    (ii) next, through and including the end of the Fiscal Quarter during which the General Partner and the Limited Partners shall have received cumulative distributions of Capital Receipts equal to their Capital Contributions, 15% to the General Partner and 85% to the Limited Partners; and

    (iii) thereafter, 30% to the General Partner and 70% to the Limited
  Partners.

  SECTION 4.07. DISTRIBUTION OF REFINANCING PROCEEDS.

  Refinancing Proceeds shall, unless the General Partner, in its sole discretion, shall determine to retain any such amounts in the Partnership, be distributed as follows:

    (i) first, 1% to the General Partner and 99% to the Limited Partners, until the General Partner and the Limited Partners shall have received cumulative distributions of Capital Receipts equal to their Capital Contributions; and

    (ii) thereafter, 30% to the General Partner and 70% to the Limited
  Partners.

  SECTION 4.08. DISTRIBUTION OF SALE PROCEEDS.

  A. Sale Proceeds from the sale or other disposition of less than substantially all of the assets of the Partnership shall be distributed:

    (i) first, until the Limited Partners have received cumulative distributions of Capital Receipts equal to their Capital Contributions, 1% to the General Partner and 99% to the Limited Partners; and

    (ii) thereafter, 30% to the General Partner and 70% to the Limited
  Partners.

  B. Sale Proceeds from the sale or other disposition (or from a related series of sales or dispositions) of substantially all of the assets of the Partnership (including for this purpose the Partnership's allocable share of Sale Proceeds from the last Hotel sold when sold by the Harbor Beach Partnership or [the Warner Center Partnership or] from a related series of sales or dispositions by such [partnerships] PARTNERSHIP leading to the sale of the last Hotel) shall be distributed in accordance with Article 8.

  SECTION 4.09. ALLOCATION AMONG LIMITED PARTNERS OF CASH AVAILABLE FOR
              DISTRIBUTION, REFINANCING PROCEEDS AND SALE PROCEEDS.

  Cash Available for Distribution distributable with respect to any Fiscal Quarter to the Limited Partners pursuant to Section 4.06, shall be distributed to the Limited Partners pro rata in accordance with the number of Units owned by each as of the end of such Fiscal Quarter; provided that if a Unit is assigned during the Fiscal Year in accordance with this Agreement, then the amount so distributable with respect to such Unit shall be divided between the assignor and the assignee of such Unit according to the number of Fiscal Quarters in such Fiscal Year each owned such Unit. Proceeds distributable to the Limited Partners pursuant to Section 4.07 or

4.08A shall be distributed to the Limited Partners pro rata in accordance with the number of Units owned by each such Limited Partner on the last day of the Fiscal Quarter in which the transaction giving rise to such proceeds was completed. If a Unit is assigned by a Limited Partner other than on the first day of a Fiscal Quarter (in contravention of this Agreement), then the Partnership shall recognize such assignment for the purpose of distributing amounts pursuant to Sections 4.06, 4.07 and 4.08 if, and to the extent, it is legally required to do so in the opinion of legal counsel. THE PRECEDING SENTENCE SHALL NOT APPLY TO THE UNITS (OR FRACTIONS OF UNITS) TRANSFERRED TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996, WHICH TRANSFERS SHALL BE CONSIDERED TO BE IN ACCORDANCE WITH THIS AGREEMENT, AND, FOR PURPOSES OF THIS SECTION 4.09, SHALL BE DEEMED TO OCCUR ON THE DATE OF TRANSFER OF SUCH UNITS FOR THE PURPOSE OF DISTRIBUTING AMOUNTS PURSUANT TO SECTIONS 4.06, 4.07 AND 4.08 (WHICH SHALL RESULT IN MHP ACQUISITION CORP. BECOMING THE LIMITED PARTNER OF RECORD ON SUCH DATE OF TRANSFER). NOTWITHSTANDING THE FIRST SENTENCE OF THIS SECTION 4.09, ANY DISTRIBUTIONS PURSUANT TO SECTION 4.06 WITH RESPECT TO SUCH TRANSFERRED UNITS MADE BEFORE THE DATE OF TRANSFER OF SUCH UNITS BUT AFTER THE LAST DAY OF THE FISCAL QUARTER ENDING BEFORE SUCH DATE OF TRANSFER SHALL BE MADE TO THE TRANSFERRING LIMITED PARTNER, AND ANY DISTRIBUTION PURSUANT TO SECTION 4.06 WITH RESPECT TO SUCH TRANSFERRED UNITS AFTER SUCH DATE OF TRANSFER BUT BEFORE THE FIRST DAY OF THE FIRST FISCAL QUARTER COMMENCING AFTER SUCH DATE OF TRANSFER SHALL BE MADE TO MHP ACQUISITION CORP.

  SECTION 4.10. SECTION 754 ADJUSTMENTS.

  Appropriate adjustments shall be made in the allocations to Limited Partners under this Article Four in order to reflect adjustments in the basis of Partnership property permitted pursuant to any election under section 754 of the Code. The Partnership will make the basis adjustments and, upon request by the transferee Limited Partner, calculate depreciation deductions in accordance with such adjustments for those transferee Limited Partners who supply information to the Partnership that enables the Partnership to determine when, and at what price, such transferee Limited Partners acquired Units. In the case of a transferee Limited Partner who does not supply such information to the Partnership, the Partnership will attempt to supply such Limited Partner with reasonably available information that will permit such Limited Partner to make the required basis adjustment calculation.

  SECTION 4.11. [Special Allocation of] SELLING COMMISSIONS.

  Any selling commissions or other fees paid by the Partnership in any Fiscal Year in respect of any Unit shall be specially allocated to the Limited Partner owning such Unit during such Fiscal Year.

  SECTION 4.12. CONTINGENT ADJUSTMENTS.

  A. If prior to 1990, regulations shall have been proposed by the Department of the Treasury, as directed by section 79 of the Deficit Reduction Act of 1984 (the "Proposed Regulations"), and the General Partner [(l)](I) is of the opinion (based upon advice of counsel) that the Proposed Regulations require for any Fiscal Year of the Partnership (an "Affected Year") that all or a portion of the Losses or Net Losses that would otherwise be allocable to the Limited Partners pursuant to Section 4.02 be allocated instead to the General Partner (the "Affected Losses or Net Losses") and (ii) shall have taken such steps to ameliorate the potential adverse effect of the Proposed Regulations on the tax consequences of an investment in the Partnership by Limited Partners, that the General Partner (upon advice of counsel) shall consider to be reasonable under the circumstances (taking into account economic, financial, accounting, regulatory and any other facts or circumstances existing at the time), then to the extent that a change in the allocations is still required, the adjustments required by the Proposed Regulations shall be made and the General Partner shall retain a qualified expert (the "Expert"), the fees and expenses of which shall be paid by the Partnership, who will be requested to determine at the beginning of each Affected Year the respective after-tax present values to the General Partner and the Limited Partners of the Affected Losses or Net Losses for such Affected Year (the "Adjustments").

  B. In determining such Adjustments the Expert shall (i) assume that the Hotels will be sold in 2000 for an amount equal to their original cost, and that the Limited Partners and the General Partner are subject to Federal income tax at the highest marginal tax rates (for individual taxpayers in the case of the Limited Partners and for corporate taxpayers in the case of the General Partner) in effect at the times relevant to such determination and
(ii) use such cash flow forecasts and other economic data that the General Partner shall provide to assist the Expert in making such determination. For each Affected Year, the General Partner will make a Capital Contribution to the Partnership at the end of the Affected Year equal to the Adjustment to the General Partner or to the Limited Partners, whichever is less. Each such Capital Contribution made by the General Partner shall be promptly distributed to the Limited Partners in accordance with the ratios in which Net Loses would be allocated pursuant to Section 4.02 for such Affected Year; and provided further that, notwithstanding the foregoing proviso, if the Proposed Regulations shall be promulgated in a form other than the form in which they shall have been proposed then the General Partner shall make such reasonable adjustments to the amount of any such Capital Contribution as it shall consider appropriate under the circumstances. Any contribution or distribution of cash required by this Section 4.12 shall be appropriately reflected in the Capital Accounts of the Partners but shall not affect the amount or computation of Capital Contributions or Invested Capital for purposes of Article Four of this Agreement.

  SECTION 4.13. SPECIAL ALLOCATIONS [IN EVENT OF ADVANCES BY].

  THE FOLLOWING PROVISIONS SHALL APPLY NOTWITHSTANDING THE PROVISIONS OF SECTIONS 4.01, 4.02, 4.03, AND 4.04. IN THE EVENT THAT THERE IS A CONFLICT BETWEEN ANY OF THE FOLLOWING PROVISIONS, THE EARLIER LISTED PROVISIONS SHALL GOVERN.

  A. IF THERE IS A NET DECREASE IN THE MINIMUM GAIN ATTRIBUTABLE TO NONRECOURSE LIABILITIES DURING ANY FISCAL YEAR, EACH PARTNER SHALL BE SPECIALLY ALLOCATED ITEMS OF PARTNERSHIP INCOME AND GAIN FOR SUCH YEAR (AND, IF NECESSARY, FOR SUBSEQUENT YEARS) IN PROPORTION TO, AND TO THE EXTENT OF, AN AMOUNT EQUAL TO SUCH PARTNER'S SHARE OF THE NET DECREASE IN SUCH MINIMUM GAIN DURING SUCH YEAR (AS SUCH SHARE IS DETERMINED PURSUANT TO SECTION 1.704-2(G)(2) OF THE TREASURY REGULATIONS. IT IS INTENDED THAT ITEMS TO BE SO ALLOCATED SHALL BE DETERMINED IN ACCORDANCE WITH, AND THE ALLOCATIONS MADE ONLY TO THE EXTENT OF, THE MINIMUM GAIN CHARGEBACK REQUIREMENT OF SECTION 1.704-2(F) OF THE TREASURY REGULATIONS (TAKING INTO ACCOUNT THE EXCEPTIONS SET FORTH IN PARAGRAPHS (2), (3), (4) AND (5) THEREOF) AND THIS SECTION 4.10A SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

  B. IF THERE IS A NET DECREASE IN THE MINIMUM GAIN ATTRIBUTABLE TO PARTNER NONRECOURSE DEBTS DURING ANY FISCAL YEAR, EACH PARTNER WHO HAS A SHARE OF THE MINIMUM GAIN (DETERMINED IN ACCORDANCE WITH SECTION 1.704-2(I)(5) OF THE TREASURY REGULATIONS) ATTRIBUTABLE TO SUCH PARTNER NONRECOURSE DEBTS AS OF THE BEGINNING OF SUCH YEAR SHALL BE SPECIALLY ALLOCATED ITEMS OF PARTNERSHIP INCOME AND GAIN FOR SUCH YEAR (AND, IF NECESSARY, FOR SUBSEQUENT YEARS) IN PROPORTION TO, AND TO THE EXTENT OF, AN AMOUNT EQUAL TO SUCH PARTNER'S SHARE OF THE NET DECREASE IN MINIMUM GAIN. IT IS INTENDED THAT ITEMS TO BE SO ALLOCATED SHALL BE DETERMINED IN ACCORDANCE WITH, AND THE ALLOCATIONS MADE ONLY TO THE EXTENT OF THE MINIMUM GAIN CHARGEBACK REQUIREMENT OF SECTION 1.704-2(I)(4) OF THE TREASURY REGULATIONS (INCLUDING, WITHOUT LIMITATION, THE EXCEPTIONS SET FORTH THEREIN AND IN PARAGRAPHS (2), (3), (4) AND (5) OF
SECTION 1.704-2(F) OF THE TREASURY REGULATIONS) AND THIS SECTION 4.10B SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

  C. IN THE EVENT A PARTNER UNEXPECTEDLY RECEIVES IN ANY TAXABLE YEAR ANY ADJUSTMENTS, ALLOCATIONS, OR DISTRIBUTIONS DESCRIBED IN SECTION 1.704-1(B)(2)(II)(D)(4), (5), OR (6) OF THE TREASURY REGULATIONS THAT CAUSE OR INCREASE AN ADJUSTED CAPITAL ACCOUNT DEFICIT OF SUCH PARTNER, ITEMS OF PARTNERSHIP INCOME AND GAIN SHALL BE SPECIALLY ALLOCATED TO SUCH PARTNER IN SUCH TAXABLE YEAR (AND, IF NECESSARY, IN SUBSEQUENT TAXABLE YEARS) IN AN AMOUNT AND MANNER SUFFICIENT TO ELIMINATE, TO THE EXTENT REQUIRED BY THE TREASURY REGULATIONS, THE ADJUSTED CAPITAL ACCOUNT DEFICIT OF SUCH PARTNER AS QUICKLY AS POSSIBLE. IT IS INTENDED THAT THE ALLOCATIONS MADE PURSUANT TO THIS
SECTION 4.10C CONSTITUTE A "QUALIFIED INCOME OFFSET" UNDER SECTION 1.704-1(B)(2)(II)(D) OF THE TREASURY REGULATIONS AND SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

  D. IF IN ANY FISCAL YEAR THERE IS A NET INCREASE DURING SUCH YEAR IN THE AMOUNT OF MINIMUM GAIN ATTRIBUTABLE TO A PARTNER NONRECOURSE DEBT, ANY PARTNER BEARING THE ECONOMIC RISK OF LOSS WITH RESPECT TO

SUCH DEBT (WITHIN THE MEANING OF SECTION 1.752-2 OF THE TREASURY REGULATIONS) SHALL BE SPECIALLY ALLOCATED ITEMS OF PARTNERSHIP LOSS OR DEDUCTION IN AN AMOUNT EQUAL TO THE EXCESS OF (I) SUCH PARTNER'S SHARE OF THE AMOUNT OF SUCH NET INCREASE, OVER (II) THE AGGREGATE AMOUNT OF ANY DISTRIBUTIONS DURING SUCH YEAR TO SUCH PARTNER OF THE PROCEEDS OF SUCH DEBT THAT ARE ALLOCATED TO SUCH INCREASE IN MINIMUM GAIN. IT IS INTENDED THAT ITEMS TO BE SO ALLOCATED SHALL BE DETERMINED AND THE ALLOCATIONS MADE IN ACCORDANCE WITH THE REQUIRED ALLOCATION OF "PARTNER NONRECOURSE DEDUCTIONS" PURSUANT TO SECTION 1.704-2(I)(1) AND (2) OF THE TREASURY REGULATIONS AND THIS SECTION 4.10D AND SHALL BE INTERPRETED CONSISTENTLY THEREWITH.

  SECTION 4.14. ADVANCES BY THE GENERAL PARTNER.

  Notwithstanding any other provision of this Article, in the event the General Partner makes an advance which is deemed to be a loan under Section 5.06C then before any Net Losses or Losses attributable to the Fiscal Quarter in which such an advance is made, or any subsequent Fiscal Quarter, are allocated pursuant to Section 4.02, there shall first be allocated to the General Partner an amount of Net Losses or Losses equal to the amount of any such advance; provided, however, that this Section [4.13] 4.14 shall not apply to allocate Losses or Net Losses away from any Limited Partner to the extent that such Limited Partner has a positive Capital Account balance.

  SECTION 4.15. OPERATING RULES.

  A. SOLELY FOR PURPOSES OF DETERMINING A PARTNER'S PROPORTIONATE SHARE OF THE "EXCESS NONRECOURSE LIABILITIES" OF THE PARTNERSHIP WITHIN THE MEANING OF
SECTION 1.752-1(A)(3) OF THE TREASURY REGULATIONS, A PARTNER'S INTEREST IN PARTNERSHIP PROFITS SHALL BE ITS PERCENTAGE INTEREST AS OF SUCH TIME.

  B. EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED IN THIS AGREEMENT, THE DISTRIBUTIVE SHARE OF A PARTNER OF EACH SPECIFIC DEDUCTION AND ITEM OF INCOME, LOSS, AND CREDIT OF THE PARTNERSHIP FOR FEDERAL INCOME TAX PURPOSES SHALL BE THE SAME AS SUCH PARTNER'S SHARE OF NET PROFITS, GAINS, NET LOSSES, OR LOSSES, AS THE CASE MAY BE, FOR SUCH FISCAL YEAR.

  C. FOR PURPOSES OF THIS AGREEMENT, ANY AMOUNT OF TAXES REQUIRED TO BE WITHHELD BY THE PARTNERSHIP WITH RESPECT TO ANY PARTNER OR REQUIRED TO BE PAID BY THE PARTNERSHIP IN RESPECT OF ANY PARTNER'S TAX OBLIGATION SHALL BE DEEMED TO BE A DISTRIBUTION OR PAYMENT TO SUCH PARTNER AND SHALL REDUCE THE AMOUNT OTHERWISE DISTRIBUTABLE TO SUCH PARTNER PURSUANT TO THIS AGREEMENT.

  D. FOR PURPOSES OF DETERMINING THE BALANCES IN THE CAPITAL ACCOUNTS OF THE PARTNERS IN ORDER TO ALLOCATE NET PROFITS PURSUANT TO SECTION 4.01, NET LOSSES OR LOSSES (FROM A SALE OR DISPOSITION OF LESS THAN SUBSTANTIALLY ALL OF THE ASSETS OF THE PARTNERSHIP) PURSUANT TO SECTION 4.02, AND/OR GAIN (FROM A SALE OR DISPOSITION OF LESS THAN SUBSTANTIALLY ALL OF THE ASSETS OF THE PARTNERSHIP) PURSUANT TO SECTION 4.04, EACH PARTNER'S CAPITAL ACCOUNT BALANCE SHALL BE DEEMED TO INCLUDE ANY AMOUNT THAT SUCH PARTNER IS DEEMED OBLIGATED TO RESTORE PURSUANT TO THE PENULTIMATE SENTENCE OF SECTION 1.704-2(G)(1) AND 1.704-2(I)(5) OF THE TREASURY REGULATIONS (DETERMINED AFTER TAKING INTO ACCOUNT ANY CHANGES DURING SUCH YEAR IN MINIMUM GAIN, INCLUDING CHANGES IN MINIMUM GAIN RESULTING FROM SUCH SALE OR OTHER DISPOSITION). FOR PURPOSES OF DETERMINING THE CAPITAL ACCOUNTS IN ORDER TO ALLOCATE NET LOSSES OR SUCH LOSSES PURSUANT TO SECTION 4.02, EACH PARTNER'S CAPITAL ACCOUNT SHALL BE REDUCED BY THE ITEMS DESCRIBED IN SECTIONS 1.704-1(B)(2)(II)(D)(4), (5), AND
(6).

                                 ARTICLE FIVE
                         RIGHTS, POWERS AND DUTIES OF
                              THE GENERAL PARTNER

  SECTION 5.01. AUTHORITY OF THE GENERAL PARTNER TO MANAGE THE PARTNERSHIP.

  A. Subject to the Consent of the Limited Partners where required by this Agreement, the General Partner shall have the exclusive right and power to conduct the business and affairs of the Partnership and to do all things necessary to carry on the business of the Partnership, and is hereby authorized to take any action of any kind and to do anything and everything it deems necessary or appropriate in accordance with the provisions of this Agreement and applicable law. Except as expressly provided herein, the authority of the General Partner to conduct the business of the Partnership shall be exercised only by the General Partner.

  B. No Limited Partner shall participate in or have any control whatsoever over the Partnership's business or have any authority or right to act for or bind the Partnership. The Limited Partners hereby Consent to the exercise by the General Partner of the powers conferred on it by this Agreement.

  C. Except to the extent otherwise provided herein, the General Partner, for and in the name and on behalf of the Partnership acting for itself, OR as a general partner of the Harbor Beach [partnership or as a limited partner of the Warner Center Partnership to the extent permitted by the Warner Center partnership Agreement] PARTNERSHIP, is hereby authorized to:

    (i) execute any and all agreements [(including the Purchase Agreements)], contracts, documents, certifications and instruments necessary or convenient in connection with the development, financing management, maintenance, operation, sale or other disposition of the Partnerships' properties and assets except as otherwise limited by this Agreement;

    (ii) borrow money from itself or others (including Affiliates of any general partner of any of the Partnerships) and issue evidences of indebtedness necessary, convenient or incidental to the accomplishment of the purposes of the Partnerships and to secure the same by mortgage, pledge or other lien on the assets of the Partnerships only with respect to the following: (a) any of the Deferred Purchase Debt, (b) any amounts advanced by the general partner of any of the Partnerships or an Affiliate of such general partner (which amounts may or may not be secured) or any other lender to enable the Partnerships to satisfy any of their obligations arising in the normal course of their business or to make payments of principal, interest, premium or penalty on any debt of the Partnerships,
  (c) any indebtedness of the Partnerships to each other, (d) the Mortgage Debt, (e) amounts incurred exclusively for the purpose of a distribution to the partners of the Partnerships, (f) any indebtedness the [incurrence] INCURRING of which has been specifically Consented to by the Limited Partners under Section 5.02B, and (g) any indebtedness incurred to refinance (and thereafter further refinance as often as shall be necessary) the unamortized portion of any of the foregoing from time to time outstanding. In connection with the borrowing of money on a nonrecourse basis, [with the exception of the repayment fee to the lender of the Warner Center Mortgage Debt] no lender shall be granted or acquire, at any time as a result of making such a loan, any direct or indirect interest in the profits, capital or property of the Partnerships, other than as a secured creditor;

    (iii) prepay in whole or in part, refinance (to the extent permitted by clause (ii) above), recast, modify or extend any mortgage debt affecting or encumbering any of the Partnerships' property and in connection therewith to execute any extensions, consolidations, modifications or renewals of mortgages on any assets of the Partnerships;

    (iv) deal with, or otherwise engage in business with, or provide services to and receive compensation therefor from, any Person who has provided or may in the future provide any services, lend money or sell property to or purchase property from the General Partner or any Affiliate of the General Partner. No such dealing, engaging in business or providing of services may involve any direct or indirect payment by the Partnerships of any rebate or any reciprocal arrangement for the purpose of circumventing any restriction set forth herein upon dealings with the General Partner or any Affiliate of the General Partner. The General Partner may on behalf of any of the Partnerships enter into agreements to employ agents, attorneys, accountants, engineers, appraisers, or other consultants or contractors who may be Affiliates of the General Partner and may enter into agreements to employ Affiliates of the General Partner to provide further or additional services to the Partnerships; provided that any employment of such Persons is on terms not less favorable to the Partnerships than those offered by persons who are not Affiliates of the General Partner for comparable services;

    (v) engage in any kind of activity and perform and carry out contracts of any kind necessary to, or in connection with, or incidental to the accomplishment of the purposes of the respective Partnerships, as may be lawfully carried on or performed by a partnership under the laws of the States of Delaware[,] AND Florida [and California], as the case may be, and in each state where the Partnerships have been formed or have been qualified to do business;

    (VI) SELL OR OTHERWISE DISPOSE OF OR CONSENT TO THE SALE OR DISPOSITION OF ANY ASSETS OF THE PARTNERSHIP TO ANY PERSON PROVIDED THAT, IF THE ASSETS TO BE SOLD OR DISPOSED OF HAD AN ORIGINAL COST IN EXCESS OF 25% OF THE ORIGINAL COST OF ALL ASSETS OF THE PARTNERSHIP, SUCH PERSON IS NOT A GENERAL PARTNER OF EITHER PARTNERSHIP OR AN AFFILIATE OF ANY SUCH GENERAL PARTNER; AND

    (VII) TRANSFER, SELL, ASSIGN, PLEDGE OR OTHERWISE DISPOSE OF ALL OR ANY PORTION OF THE PARTNERSHIP'S INTEREST IN THE HARBOR BEACH PARTNERSHIP TO A PERSON OTHER THAN THE GENERAL PARTNER OR A GENERAL PARTNER OF THE HARBOR BEACH PARTNERSHIP OR AN AFFILIATE OF ANY OF THE FOREGOING.

  D. Any Person dealing with the Partnership or the General Partner may rely upon a certificate signed by the Secretary or Assistant Secretary of the General Partner, thereunto duly authorized, as to:

    (i) the identity of the General Partner or any Limited Partner;

    (ii) the existence or non-existence of any fact or facts which constitute a condition precedent to the acts by the General Partner or in any other manner germane to the affairs of the Partnership;

    (iii) the Persons who are authorized to execute and deliver any instrument or document of the Partnership; AND

    (iv) any act or failure to act by the Partnership or as to any other matter whatsoever involving the Partnership or any Partner.

  E. Any agreements, contracts and arrangements between any of the Partnerships and any general partner of the Partnership or any of their Affiliates, except for rendering legal, tax, accounting and engineering services by employees of the General Partner and Affiliates of the General Partner and [except for arrangements between the Partnership and Marriott's time share subsidiary which owns a time share project near the Orlando Hotel,] which agreements will be on commercially reasonable terms, shall be subject to the following additional conditions:

    (i) the general partner or any such Affiliate must be actively engaged in the business of rendering such services or selling or leasing such goods, independently of its dealings with the Partnerships and as an ordinary ongoing business or must enter into and engage in such business with Marriott system hotels or hotel owners generally and not exclusively with the Partnerships;

    (ii) such agreements, contracts or arrangements must be fair to the Partnerships and reflect commercially reasonable terms and shall be embodied in a written contract which precisely describes the subject matter thereof and all compensation to be paid therefor;

    (iii) no rebates or give-ups may be received by the general partner or any such Affiliate, nor may the general partner or any such Affiliate participate in any reciprocal business arrangements which would have the effect of circumventing any of the provisions of this Agreement[,] OR the Harbor Beach Partnership Agreement [or the Warner Center Partnership Agreement];

    (iv) no such agreement, contract or arrangement as to which the Limited Partners had previously given approval may be amended in such manner as to increase the fees or other compensation payable to the general partner or any such Affiliate or to decrease the responsibilities or duties of the general partner or any such Affiliate in the absence of the Consent contemplated by Section 5.02B(iii); and

    (v) any such agreement, contract or arrangement which relates to or secures any funds advanced or loaned to any of the Partnerships by the general partner or any such Affiliate must reflect commercially reasonable terms.

  SECTION 5.02. RESTRICTIONS ON AUTHORITY OF THE GENERAL PARTNER.

  A. Without the Consent of all the Limited Partners, the General Partner shall not have authority on behalf of the Partnership acting for itself, OR as a general partner of the Harbor Beach Partnership [or as a limited partner of the Warner Center Partnership to the extent permitted by the Warner Center Partnership Agreement], to:

    (i) do any willful act in contravention of this Agreement[,] OR the Harbor Beach Partnership Agreement [or the Warner Center Partnership Agreement];

    (ii) do any willful act which would make it impossible to carry on the ordinary business of any of the Partnerships;

    (iii) confess a judgment in a material amount against any of the Partnerships;

    (iv) convert property of any of the Partnerships to its own use, or assign any rights in specific property of any of the Partnerships for other than a purpose of the respective Partnership;

    (v) admit any other Person as a General Partner or withdraw as a General Partner except as necessary to alleviate the negative effect of any Affected Losses pursuant to Section 4.12 in which case the vote of the majority of the Units shall be required;

    (vi) admit a Person as a Limited Partner, except as provided in this Agreement;[ or]

    (vii) knowingly perform any act that would subject any Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided for herein or under the [Delaware Revised Uniform Limited Partnership] ACT;

    (VIII) LIST, RECOGNIZE, OR FACILITATE THE TRADING OF THE INTERESTS (OR ANY INTEREST THEREIN) ON ANY "ESTABLISHED SECURITIES MARKET" WITHIN THE MEANING OF SECTION 7704 OF THE CODE, OR PERMIT ANY OF ITS AFFILIATES TO TAKE SUCH ACTIONS, IF AS A RESULT THEREOF THE PARTNERSHIP WOULD BE TAXED FOR FEDERAL INCOME TAX PURPOSES AS AN ASSOCIATION TAXABLE AS A CORPORATION; OR

    (IX) CREATE FOR THE INTERESTS (OR ANY INTEREST THEREIN) A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF
  SECTION 7704 OF THE CODE OR OTHERWISE PERMIT, RECOGNIZE OR FACILITATE THE TRADING OF THE INTERESTS (OR ANY INTEREST THEREIN) ON ANY SUCH MARKET, OR PERMIT ANY OF ITS AFFILIATES TO TAKE SUCH ACTIONS, IF AS A RESULT THEREOF THE PARTNERSHIP WOULD BE TAXED FOR FEDERAL INCOME TAX PURPOSES AS AN ASSOCIATION TAXABLE AS A CORPORATION.

  B. Without the Consent of [the holders of] LIMITED PARTNERS HOLDING a majority of the Units, the General Partner shall not have the authority on behalf of the Partnership acting for itself, OR as a general partner of the Harbor Beach Partnership [or as a limited partner of the Warner Center Partnership to the extent permitted by the Warner Center Partnership Agreement], to:

    (i) have any of the Partnerships acquire interests in other partnerships or hotel properties in addition to the Partnership's partnership [interests] INTEREST in the Harbor Beach Partnership and the [Warner Center Partnership and the] interest in the Orlando Hotel except for additional interests in the Harbor Beach [Partnership, the Warner Center] Partnership or partnership interests in the other Harbor Beach General Partner or partners of the other Harbor Beach General Partner;

    (ii) sell or otherwise dispose of or consent to the sale or disposition of any assets of [any of] the [Partnerships] PARTNERSHIP which had an original cost in excess of 25% of the original cost basis of all assets of [such Partnership ] THE PARTNERSHIP TO ANY OF THE GENERAL PARTNERS OF THE PARTNERSHIPS OR AN AFFILIATE OF ANY SUCH GENERAL PARTNER or vote the Partnership's general partnership interest in the Harbor Beach Partnership [and the Partnership's limited partnership interest in the Warner Center Partnership] in favor of the sale or other disposition of any assets of the Harbor Beach Partnership [or the Warner Center Partnership] which had an original cost in excess of 25% of the original cost of all assets of the Harbor Beach Partnership [or the Warner Center Partnership] TO ANY OF THE GENERAL PARTNERS OF THE PARTNERSHIPS OR AN AFFILIATE OF ANY SUCH GENERAL PARTNER; provided, however, that if it is proposed that one of the Partnerships sell one of the Hotels to any of the general partners of the Partnerships or an Affiliate of any such general partner the following procedures shall be followed: (a) the General Partner shall first give notice of the proposed sale to the Limited Partners who shall thereafter have 30 days within which to select a nationally recognized appraiser having the approval of [the holders of] LIMITED PARTNERS HOLDING a majority of the Units, (b) the appraiser selected under clause (a) of this proviso shall have 30 days from the date of selection to prepare and submit to the General Partner an appraisal of the fair market value of the Hotel in question, (c) the purchaser shall submit to the General Partner an appraisal of the fair market value of the Hotel, such appraisal to be submitted within the time limit provided by clause (b) of this proviso in the case of the appraisal to be submitted by the appraiser selected by the Limited Partners, and (d) the General Partner shall thereafter make formal request for the required Consent and in connection therewith shall submit to the Limited Partners the two appraisals contemplated by clauses (b) and
  (c) of this proviso; provided further, however, that if the Limited Partners do not select an appraiser as contemplated by clause (a) of this proviso or if such appraiser does not supply an appraisal within the time period required by clause (b) of this proviso, the General Partner will not request Consent to the sale of the Hotel to any of the general partners or any Affiliate of the general partners unless such request is accompanied by three appraisals as to market value of the Hotel, one such appraisal to be prepared by an appraiser selected by the purchaser and the other two appraisals to be prepared by appraisers selected by the first such appraiser, the cost of all such appraisals to be borne by the purchaser;

    (iii) effect any amendment to any agreement, contract or arrangement with the General Partner or any Affiliate which reduces the responsibilities or duties of the General Partner as a general partner of the Partnership, or any of its Affiliates or which increases the compensation payable to the General Partner, or any of its Affiliates, or which adversely affects the rights of the Limited Partners, or vote the Partnership's interest in [either] the Harbor Beach [Partnership or the Warner Center] Partnership in favor of any amendment to any agreement, contract or arrangement with any general partner of [either] the Harbor Beach Partnership or [the Warner Center Partnership or] any of its Affiliates which reduces the responsibilities or duties of such general partner or which increases the compensation payable to such general partner or any of its Affiliates, or which adversely affects the rights of the Partnership as general partner of the Harbor Beach Partnership [or limited partner of the Warner Center Partnership];

    (iv) incur material debt of the Partnership in excess of the limitations set forth in Section 5.01C(ii), or vote the Partnership's [interests] INTEREST in the Harbor Beach Partnership [or Warner Center Partnership] in favor of the incurrence by the Harbor Beach [Partnership or Warner Center] Partnership of such debt;

    (v) agree to the addition of transient guest rooms at any Hotel unless
  (a) the Hotel has had an average occupancy rate of at least 70% for a consecutive period of at least 12 months and (b) the partnership has obtained debt financing to finance the costs of the addition on a nonrecourse basis as to all the partners of such partnership and the Partnership (including the General Partner);

    (vi) incur any debt of a partnership which does not provide by its terms that it shall be nonrecourse as to all of the partners of the Partnerships;

    (vii) take any action or fail to take any action which would result in the Partnership withdrawing as a partner of the Harbor Beach Partnership [or Warner Center Partnership];

    (viii) transfer, sell, assign, pledge or otherwise dispose of all or any portion of the Partnership's interest in the Harbor Beach Partnership [or the Warner Center Partnership; provided, however, that if the General Partner proposes to sell such Harbor Beach Partnership or Warner Center Partnership interest] to the General Partner or a general partner of the Harbor Beach Partnership or [the Warner Center Partnership or] an Affiliate of any of the foregoing, [then] PROVIDED THAT the appraisal procedure in
  Section 5.02B(ii) shall be followed;

    (ix) make any election to continue beyond its term, discontinue or dissolve any of the Partnerships; or

    (x) admit any other Person as a general partner of the Partnership [or the Warner Center Partnership].

  C. Without the Consent of [the holders of] LIMITED PARTNERS HOLDING a majority of the Units, the General Partner shall not have the authority to use the cash flow of any one of the Partnerships on behalf of any other one of the Partnerships unless necessary to pay any partnership obligation (except to pay management fees) which is not required to be funded by a guarantee of [Marriott] HOST or an Affiliate of [Marriott] HOST, or if required to be funded by [Marriott] HOST or an Affiliate of [Marriott] HOST, such guarantee has expired or [Marriott] HOST or its Affiliate has not funded its guarantee with respect to such obligation.

  SECTION 5.03. DUTIES AND OBLIGATIONS OF THE GENERAL PARTNER.

  A. The General Partner shall take all action which may be necessary or appropriate for the development, maintenance, preservation and operation of the properties and assets of any of the Partnerships in accordance with the provisions of this Agreement and applicable laws and regulations (it being understood and agreed, however, that the direct performance of day-to-day management services for the Hotels and other properties of the Partnerships is not an obligation of the General Partner as general partner of the Partnership).

  B. Except as provided in Section 4.12, the General Partner shall not (i) directly or through a subsidiary engage in any business other than that of acting as general partner of the Partnership [or general partner of the Warner Center Partnership], (ii) pay dividends or make other distributions or payments on its stock or incur any obligations if, as a result, its net worth would be reduced below the requirement of Section 5.03C, (iii) merge or consolidate with another corporation except [Marriott] HOST or a wholly owned direct or indirect subsidiary of [Marriott] HOST, (iv) dissolve, or (v) borrow any funds or become liable for any obligations of third parties except to the extent that any such borrowings or liabilities are directly related to meeting the financial needs of the Partnerships. Except as may be necessary to alleviate the negative effect of any Affected Losses pursuant to Section 4.12, the General Partner further agrees that so long as the General Partner is the general partner of the Partnership, its parent company, Host, will not transfer its stock of the General Partner except to a wholly owned, direct or indirect, subsidiary of [Marriott and that Marriott will not sell the stock of Host unless the stock of the General Partner is thereafter owned by Marriott or a wholly owned, direct or indirect, subsidiary of Marriott.] HOST.

  The General Partner shall devote to the Partnership such time as may be necessary for the proper performance of its duties hereunder, but the officers and directors of the General Partner shall not be required to devote their full time to the performance of duties of the General Partner.

  C. The General Partner shall use its reasonable best efforts to maintain at all times a net worth at a level sufficient to meet all requirements of the Code and applicable regulations, rulings and revenue procedures of the IRS and to meet any future requirements set by Congress, the IRS, any agency of the Federal government or the courts the decisions of which are binding on the Partnership, to assure that the Partnership will be classified for Federal income tax purposes as a partnership and not as an association taxable as a corporation. These provisions are designed to ensure that the equity capitalization of the General Partner will be available to meet any legal obligations which the General Partner may have in its role as the general partner of the Partnership.

  D. The General Partner shall take such action as may be necessary or appropriate in order to form or qualify the Partnership under the laws of any jurisdiction in which the Partnership is doing business or owns property or in which such formation or qualification is necessary in order to protect the limited liability of the Limited Partners or in order to continue in effect such formation or qualification. If required by law, the General Partner shall file or cause to be filed for recordation in the office of the appropriate authorities of the State of Delaware, and in the proper office or offices in each other jurisdiction in which the Partnership is formed or qualified, such certificates (including limited partnership and fictitious name certificates) and other documents as are required by the applicable statutes, rules or regulations of any such jurisdiction or as are necessary to reflect, if required to reflect the identity of the Partners and the amounts of their respective Capital Contributions.

  E. The General Partner shall at all times conduct its affairs and the affairs of the Partnership and all of its Affiliates in such a manner that neither the Partnership nor any Partner nor any Affiliate of any Partner will have any personal liability on any Partnership Debt, unless in the opinion of the General Partner it would be in the best interests of the Limited Partners for the General Partner to incur such personal liability for itself except where Consent of a majority of the Limited Partners is required hereby. The General Partner shall use its best efforts, in the conduct of the Partnership's business, to put all suppliers and other Persons with whom the Partnership does business on notice that the Limited Partners are not liable for Partnership obligations, and all agreements to which the Partnership is a party shall include a statement to the effect that the Partnership is a limited partnership organized under the [Delaware Revised Uniform Limited Partnership] Act; but the General Partner shall not be liable to any Limited Partner for any failure to give such notice to such suppliers or other Persons or to have any such agreement fail to contain such statement.

  F. The General Partner shall prepare or cause to be prepared and shall file on or before the due date (or any extension thereof) any Federal, state or local tax returns required to be filed by the Partnership. The General Partner shall cause the Partnership to pay any taxes payable by the Partnership.

  G. The General Partner shall be under a fiduciary duty to conduct the affairs of the Partnership in accordance with the terms of this Agreement and in a manner consistent with the purposes set forth in Section 2.03. The General Partner shall be under a fiduciary duty to conduct the affairs of the Partnership[,] OR the Harbor Beach Partnership [or the Warner Center Partnership, to the extent permitted by the Warner Center Partnership Agreement,] in the best interests of the Partnerships.

  H. The General Partner shall use its best efforts to assure that the Partnership shall not be deemed an investment company as such term is defined in the Investment Company Act of 1940.

  I. THE GENERAL PARTNER SHALL MONITOR THE TRANSFERS OF INTERESTS TO DETERMINE
(I) IF SUCH INTERESTS ARE BEING TRADED ON AN "ESTABLISHED SECURITIES MARKET" OR A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704 OF THE CODE, AND (II) WHETHER ADDITIONAL TRANSFERS OF INTERESTS WOULD RESULT IN THE PARTNERSHIP BEING UNABLE TO QUALIFY FOR AT LEAST ONE OF THE "SAFE HARBORS" SET FORTH IN IRS NOTICE 88-75 (OR SUCH OTHER GUIDANCE SUBSEQUENTLY PUBLISHED BY THE IRS SETTING FORTH SAFE HARBORS UNDER WHICH INTERESTS WILL NOT BE TREATED AS "READILY TRADABLE ON A SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)" WITHIN THE MEANING OF SECTION 7704 OF THE CODE) (THE "SAFE HARBORS"). THE GENERAL PARTNER SHALL TAKE (AND CAUSE ITS AFFILIATES TO TAKE) ALL STEPS REASONABLY NECESSARY OR APPROPRIATE TO PREVENT ANY TRADING OF INTERESTS OR ANY RECOGNITION BY THE PARTNERSHIP OF TRANSFERS MADE ON SUCH MARKETS AND, EXCEPT AS OTHERWISE PROVIDED HEREIN, TO ENSURE THAT AT LEAST ONE OF THE SAFE HARBORS IS MET.

  SECTION 5.04. COMPENSATION OF GENERAL PARTNER.

  The General Partner shall not in such capacity receive any salary, fees, profits or distributions except for such allocations to which it may be entitled under Article Four, Section 5.06 or Article Eight [or pursuant to the Warner Center Partnership Agreement]. Notwithstanding the foregoing, however, the Partnership shall reimburse the General Partner for the cost of providing any administrative or other services required or contemplated by this Agreement.

  SECTION 5.05. OTHER BUSINESS OF PARTNERS.

  Any Limited Partner may engage independently or with others in other business ventures of every nature and description. Nothing in this Agreement shall be deemed to prohibit any Affiliate of the General Partner from dealing, or otherwise engaging in business with Persons transacting business with the Partnership[,] OR the Harbor Beach [Partnership or the Warner Center] Partnership or from providing services relating to the purchase, sale, financing, management, development or operation of hotels, motels, restaurants or other food and lodging facilities and receiving compensation therefor. Neither the Partnership[,] NOR the Harbor Beach [Partnership or the Warner Center] Partnership nor any Partner shall have any right by virtue of this Agreement or the partnership relationship created hereby in or to such other ventures or activities or to the income or proceeds derived therefrom, and the pursuit of such venture, even if competitive with the business of the Partnership, shall not be deemed wrongful or improper. Neither the General Partner nor any Affiliate of the General Partner shall be obligated to present any particular opportunity to the Partnership even if such opportunity is of a character which, if presented to the Partnership[,] OR the Harbor Beach [Partnership or the Warner Center] Partnership, could be taken by the Partnership[,] OR the Harbor Beach Partnership [or the Warner Center Partnership], and any Affiliate of the General Partner shall have the right to take for its own account (individually or as a trustee, partner or fiduciary) or to recommend to others any such particular opportunity.

  SECTION 5.06. LIMITATION ON LIABILITY OF GENERAL PARTNER; INDEMNIFICATION.

  A. The General Partner shall not be liable to the Partnership or any Limited Partner because any taxing authority disallows or adjusts any deductions or credits in the Partnership income tax return. The General Partner shall not be liable for the return of the Capital Contributions of the Limited Partners or for any portion thereof, it being expressly understood that any return of capital shall be made solely from the assets of the Partnership; nor shall the General Partner be required to pay to the Partnership or to any Limited Partner any deficit in the Capital Account of any Partner upon dissolution or otherwise.

  B. The General Partner shall have no liability, responsibility or accountability in damages or otherwise to any other Partner or to the Partnership for, and the Partnership agrees to indemnify, pay, protect and hold harmless the General Partner (on the demand of and to the satisfaction of the General Partner and to the extent permitted by law) from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses and disbursements of any kind or nature whatsoever (including, without limitation, all costs and expenses of defense, appeal and settlement of any and all suits, actions or proceedings threatened or instituted against the General Partner or the Partnership and all costs of investigations in connection therewith) which may be imposed on, incurred by, or asserted against the General Partner or the Partnership in any way relating to or arising out of, or alleged to relate to or arise out of, any action or inaction on the part of the Partnership, or on the part of the General Partner as the General Partner of the Partnership including any action or inaction in connection with the General Partner acting as Tax Matters Partner or Designated Person under Section 5.07; provided, that the General Partner shall be liable, responsible and accountable, and the Partnership shall not be liable to the General Partner for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, proceedings, costs, expenses or disbursements (including, without limitation, all costs and expenses of defense, appeal and settlement of any and all suits, actions or proceedings threatened or instituted against the General Partner or the Partnership and all costs of investigation in connection therewith) which a court of competent jurisdiction shall have determined resulted primarily from the General Partner's own fraud, negligence, or other breach of fiduciary duty to any of the Partnerships or any partner of any of the Partnerships. The satisfaction of the obligations of the Partnership under this Section 5.06 shall be from and limited to the assets of the Partnership and no Limited Partner shall have any personal liability on account thereof. The provisions of this indemnification shall also extend to the officers, directors, employees or shareholders of the General Partner for any action taken by them on behalf of the General Partner pursuant to this Agreement.

  C. The General Partner shall have no liability or responsibility hereunder to make loans, advances or additional Capital Contributions to the Partnership except as specified in Section 3.04 or Section 4.12 and except as may otherwise be provided as a matter of law. However, to the extent the General Partner advances any funds to meet any liabilities or obligations of the Partnership, any such advances shall be deemed loans to the Partnership by the General Partner and shall accrue interest per annum at one percentage point in excess of the Prime Rate payable in arrears on the first day of each Fiscal Quarter and such amounts shall be due and payable upon that date which is the fifth anniversary of the date on which any such advances were made; provided, however, that any and all such advances shall be prepaid out of any Cash Available for Distribution to the Partners, upon the liquidation or dissolution of the Partnership, or the sale of a Hotel and the receipt by the Partnership of the proceeds of such sale.

  D. Notwithstanding the foregoing, the General Partner shall not be indemnified by the Partnership or any Limited Partner for liabilities arising under Federal and state securities laws unless (i) there has been a successful adjudication in favor of the General Partner on the merits of each count involving securities law violations; or (ii) such claims against the General Partner have been dismissed with prejudice on the merits by a court of competent jurisdiction.

  SECTION 5.07. DESIGNATION OF TAX MATTERS PARTNER AND DESIGNATED PERSON FOR
              PURPOSES OF INVESTOR LIST.

  A. The General Partner shall act as the Tax Matters Partner of the Partnership, as provided in regulations pursuant to Section 6231 of the Code and as the Designated Person for purposes of maintaining the Investor List. Each Partner hereby consents to such designation and agrees to execute, certify, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be deemed necessary or appropriate to evidence such consent.

  B. To the extent and in the manner provided by applicable Code sections and regulations thereunder, the Tax Matters Partner shall furnish the name, address, profits interest and taxpayer identification number of each Partner to the IRS.

  C. To the extent and in the manner provided by applicable Code sections and regulations thereunder, the Tax Matters Partner shall inform each Partner of administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review").

  D. The Tax Matters Partner is authorized, but not required:

    (a) to enter into any settlement with the IRS with respect to any tax audit or judicial review, and in the settlement agreement the Tax Matters Partner may expressly state that such agreement shall bind all Partners except that such settlement agreement shall not bind any Partner who (within the time prescribed pursuant to the Code and regulations thereunder) files a statement with the IRS providing that the Tax Matters Partner shall not have the authority to enter into a settlement agreement on behalf of such Partner;

    (b) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the Tax Matters Partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

    (c) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

    (d) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

    (e) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken into account by a Partner for tax purposes, or an item affected by such item; and

    (f) to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

  E. The Partnership shall indemnify and reimburse the Tax Matters Partner for all expenses, including legal and accounting fees (as such fees are incurred), claims, liabilities, losses and damages incurred in connection with any tax audit or judicial review proceeding with respect to the tax liability of the Partners, the payment of all such expense shall be made before the distribution of Cash Available for Distribution to the Partners. Neither the General Partner nor any of its Affiliates nor other person shall be obligated to provide funds for such purpose.

  The taking of any action and the incurring of any expense by the Tax Matters Partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole discretion of the Tax Matters Partner and the provisions on limitations of liability of the General Partner and indemnification set forth in Section 5.06 of this Agreement shall be fully applicable to the Tax Matters Partner in its capacity as such.

                                  ARTICLE SIX
                            WITHDRAWAL AND REMOVAL
                              OF GENERAL PARTNER

  SECTION 6.01. LIMITATION ON VOLUNTARY WITHDRAWAL.

  Except as permitted in Section 5.02A, the General Partner shall not retire or withdraw voluntarily from the Partnership or sell, transfer or assign its entire general partnership Interest or any portion thereof.

  SECTION 6.02. BANKRUPTCY OR DISSOLUTION OF THE GENERAL PARTNER.

  A. In the event of the bankruptcy or dissolution of the General Partner, the General Partner shall immediately cease to be the General Partner and its Interest shall terminate; provided, however, that such termination shall not affect any rights or liabilities of the General Partner which matured prior to such event, or the value, if any, at the time of such event of the Interest of the General Partner.

  B. Except as provided in Section 6.05, in the event of such bankruptcy or dissolution of the General Partner, the Partnership shall be dissolved.

  SECTION 6.03. LIABILITY OF WITHDRAWN GENERAL PARTNER.

  If the General Partner shall cease to be General Partner of the Partnership, it shall be and remain liable for all obligations and liabilities incurred by it as General Partner prior to the time such withdrawal shall have become effective, but it shall be free of any obligation or liability incurred on account of the activities of the Partnership from and after the time such withdrawal shall have become effective.

  SECTION 6.04. REMOVAL OF GENERAL PARTNER.

  In the event of the removal of the General Partner pursuant to Section 10.02B, the removed General Partner's Interest as General Partner in the Partnership shall become a limited partnership interest but without any voting or consensual rights which other Limited Partners may have.

  SECTION 6.05. SUBSTITUTE GENERAL PARTNER.

  If the General Partner shall withdraw, be removed, dissolves or becomes bankrupt, it shall promptly notify the Limited Partners and thereafter the Limited Partners may elect by written vote of [holders of] LIMITED PARTNERS HOLDING all of the Units within 90 days of such withdrawal, removal, dissolution or bankruptcy to continue the Partnership and appoint a substitute general partner effective as of the withdrawal, removal, dissolution or bankruptcy of the retiring General Partner; provided, however, that if the Partnership is advised by legal counsel that an election by vote of LIMITED PARTNERS HOLDING less than [the holders of] all of the Units would not, for Federal tax purposes, cause the Partnership to be treated as an association taxable as a corporation, then, in such event, the vote required for such election shall be such lesser vote but in no event may such election be made by vote of LIMITED PARTNERS HOLDING less than [the holders of] a majority of the Units. [For purposes of the proviso to the preceding sentence only, if less than the holders of all of the Units are entitled to vote to continue the Partnership and appoint a substitute general partner, those Limited Partners who do not vote or who vote against continuation and against appointment of a substitute general partner will be deemed to have voted in favor of continuation.]

                                 ARTICLE SEVEN
                            ASSIGNABILITY OF UNITS

  SECTION 7.01. RESTRICTIONS ON ASSIGNMENTS.

  After the admission to the Partnership of the Limited Partners, no Limited Partner shall have the right to assign any Interest except with the Consent of the General Partner, the giving or withholding of which is exclusively within the discretion of the General Partner, and provided further that:

  A. No assignment of any Interest may be made other than on the first day of a Fiscal Quarter; PROVIDED, HOWEVER, THAT THIS RESTRICTION ON THE TIMING OF ASSIGNMENT SHALL NOT APPLY TO (I) ANY TRANSFER OF UNITS (OR FRACTIONS OF UNITS) TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996 OR (II) ANY SUBSEQUENT ASSIGNMENT OF ANY UNITS BY MHP ACQUISITION CORP.

  B. No assignment of any Interest may be made if the assignment is pursuant to a sale or exchange of the Interest and if the Interest sought to be assigned, when added to the total of all other Interests assigned within a period of 12 consecutive months prior thereto, would, in the opinion of legal counsel for the Partnership, result in the Partnership being deemed to have been terminated within the meaning of Section 708 of the Code. The General Partner shall give Notification to all Limited Partners in the event that sales or exchanges should be suspended for such reason. Any deferred sales or exchanges shall be made (in chronological order to the extent practicable) as of the first day of a Fiscal Quarter after the end of any such 12-month period, subject to the provisions of this Article Seven.

  C. The General Partner may require that any assignment of an Interest in the Partnership be made only if the assignor or assignee provides an opinion of counsel that such assignment would not require filing of a registration statement under the Securities Act of 1933 or would otherwise not be in violation of any Federal or state securities or Blue Sky laws (including any investment suitability standards) applicable to the Partnership.

  D. No purported assignment [by a Limited Partner](I) BY THE HOLDER of any Unit after which the assignor or the assignee would hold a fraction of a Unit (other than a one-half Unit)[,] OR (II) BY THE HOLDER OF A FRACTION OF A UNIT OF LESS THAN ALL OF SUCH HOLDER'S ENTIRE FRACTIONAL INTEREST will be permitted or recognized (except for assignments by gift, inheritance or family dissolution or assignments to Affiliates of the assignor). THE PRECEDING SENTENCE SHALL NOT APPLY TO ANY TRANSFER OF UNITS (OR FRACTIONS OF UNITS) TO MHP ACQUISITION CORP. PURSUANT TO MHP ACQUISITION CORP.'S OFFER TO PURCHASE FOR CASH 450 OUTSTANDING UNITS OF LIMITED PARTNERSHIP INTEREST, DATED NOVEMBER 19, 1996, WHICH TRANSFERS SHALL BE CONSIDERED TO BE IN ACCORDANCE WITH THIS AGREEMENT.

  E. NO TRANSFER, ASSIGNMENT OR NEGOTIATION ON ANY DATE OF AN [E. No assignment of any] Interest may be made TO ANY PERSON if[,] in the opinion of legal counsel [to] FOR the Partnership, it would result in the Partnership being treated as an association taxable as a corporation BASED ON A FAILURE TO QUALIFY FOR AT LEAST ONE OF THE SAFE HARBORS WITHIN THE MEANING OF SECTION 7704 OF THE CODE.

  F. NO PURPORTED TRANSFER OR ASSIGNMENT OF ANY INTEREST, OR ANY BENEFICIAL INTEREST THEREIN, MAY BE MADE, AND ANY SUCH PURPORTED TRANSFER WILL BE VOID AB INITIO IF, AS A RESULT OF SUCH TRANSFER, THE PARTNERSHIP WOULD BE UNABLE TO SATISFY AT LEAST ONE OF THE SAFE HARBORS. NOTWITHSTANDING THE FOREGOING, IF THE PARTNERSHIP SHALL HAVE RECEIVED A FAVORABLE IRS RULING OR OPINION OF COUNSEL SATISFACTORY TO THE GENERAL PARTNER TO THE EFFECT THAT SUCH TRANSFER WILL NOT RESULT IN THE PARTNERSHIP BEING CLASSIFIED AS A "PUBLICLY TRADED PARTNERSHIP" WITHIN THE MEANING OF SECTION 7704 OF THE CODE, THIS SECTION 7.01F SHALL NOT APPLY TO SUCH TRANSFER.

  G. NO ASSIGNMENT OF ANY INTEREST MAY BE MADE TO ANY PERSON UNLESS SUCH PERSON AGREES IN WRITING THAT SUCH PERSON WILL NOT, DIRECTLY OR INDIRECTLY, CREATE FOR THE UNITS, OR FACILITATE THE TRADING OF UNITS ON, A "SECONDARY MARKET (OR THE SUBSTANTIAL EQUIVALENT THEREOF)," WITHIN THE MEANING OF SECTION 7704 OF THE CODE.

  H. THE GENERAL PARTNER MAY PROHIBIT TRANSFERS OF UNITS FOR THE REMAINDER OF A TAXABLE YEAR, NOTWITHSTANDING THAT ANY SUCH TRANSFER WOULD NOT IN ITSELF VIOLATE ANY RESTRICTIONS ON TRANSFERS CONTAINED IN THIS SECTION 7.01, IF THE GENERAL PARTNER, IN GOOD FAITH AND BASED UPON THE ADVICE OF COUNSEL TO THE PARTNERSHIP, DETERMINES THAT SUCH ACTION IS NECESSARY OR ADVISABLE IN ORDER TO PROTECT THE PARTNERSHIP FROM POSSIBLE FAILURE TO MEET AT LEAST ONE OF THE SAFE HARBORS. NO PURPORTED TRANSFER OR ASSIGNMENT SHALL BE OF ANY EFFECT UNLESS ALL OF THE FOREGOING CONDITIONS HAVE BEEN SATISFIED. THE GENERAL PARTNER IS AUTHORIZED TO

IMPOSE ANY OTHER LIMITATIONS OR RESTRICTIONS ON THE ASSIGNMENT OF INTEREST TO THE EXTENT THAT IT, IN THE EXERCISE OF ITS REASONABLE DISCRETION AND BASED UPON THE ADVICE OF COUNSEL TO THE PARTNERSHIP, DETERMINES SUCH FURTHER LIMITATIONS OR RESTRICTIONS ARE NECESSARY OR ADVISABLE TO PROTECT THE PARTNERSHIP FROM BEING CONSIDERED A "PUBLICLY TRADED PARTNERSHIP," WITHIN THE MEANING OF SECTION 7704 OF THE CODE. THE GENERAL PARTNER SHALL, FROM TIME TO TIME, REVIEW THE LIMITATIONS AND RESTRICTIONS ON THE ASSIGNMENT OF INTERESTS THEN IN EFFECT AND THE FEDERAL INCOME TAX LAW, REGULATIONS, AND RULINGS APPLICABLE THERETO, AND SHALL ELIMINATE OR MODIFY ANY SUCH LIMITATION OR RESTRICTION TO MAKE IT LESS RESTRICTIVE ON ASSIGNMENT OF INTERESTS IF THE PARTNERSHIP SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT SUCH ELIMINATION OR MODIFICATION MAY BE MADE WITHOUT CAUSING THE PARTNERSHIP TO FAIL TO MEET AT LEAST ONE OF THE SAFE HARBORS OR BE CONSIDERED AN ASSOCIATION TAXABLE AS A CORPORATION UNDER THE APPLICABLE FEDERAL INCOME TAX LAWS.

  I[.F]. No assignment of any Interest may be made if, in the opinion of legal counsel to the Partnership, it would result in the Partnership[,] OR THE Harbor Beach [Partnership or Warner Center] Partnership not being able to obtain or continue in effect any license permitting the service or sale of alcoholic beverages in a Hotel.

  SECTION 7.02. ASSIGNEES AND SUBSTITUTED LIMITED PARTNERS.

  A. If a Limited Partner dies, the executor, administrator or trustee, or, if [such] A LIMITED Partner is adjudicated incompetent or insane, the committee, guardian or conservator, or, if [such] A LIMITED Partner becomes bankrupt, the trustee or receiver of the estate, shall have all the rights of a Limited Partner for the purpose of settling or managing the estate and such power as the decedent or incompetent possessed to assign all or any part of the Units and to join with the assignee thereof in satisfying conditions precedent to such assignee becoming a Substituted Limited Partner. The death, dissolution, adjudication of incompetence or bankruptcy of a Limited Partner shall not dissolve the Partnership.

  B. [The] EXCEPT FOR AN ASSIGNMENT PERMITTED BY THE PROVISO TO SECTION 7.01A, THE Partnership need not recognize for any purpose any assignment of any Interest unless there shall have been filed with the Partnership a duly executed and acknowledged counterpart of the instrument making such assignment signed by both the assignor and the assignee and such instrument evidences the written acceptance by the assignee of all of the terms and provisions of this Agreement and represents that such assignment was made in accordance with all applicable laws and regulations (including investment suitability requirements).

  C. Limited Partners who shall assign all their Interests shall cease to be Limited Partners of the Partnership except that unless and until a Substituted Limited Partner is admitted in his stead, the assigning Limited Partner shall retain the statutory rights of an assignor of limited partnership interest under the [Delaware Revised Uniform Limited Partnership] Act.

  D. Any Person who is an assignee of any of the Interests of a Limited Partner and who has satisfied the requirements of Section 7.01 and Section 7.02B shall become a Substituted Limited Partner when the General Partner has accepted such Person as a Limited Partner of the Partnership and the books and records of the Partnership reflect such Person as admitted to the Partnership as a Limited Partner; and when such Person shall have satisfied the conditions of Section 11.02A and shall have paid all reasonable legal fees and filing costs in connection with the substitution as a Limited Partner; provided, however, that the General Partner's consent to the substitution of any assignee of an Interest as a Substituted Limited Partner may be granted or withheld in its sole discretion.

  E. Any Person who is the assignee of any of the Interest of a Limited Partner, but who does not become a Substituted Limited Partner and desires to make a further assignment of any such Interests, shall be subject to all the provisions of this Article Seven to the same extent and in the same manner as any Limited Partner desiring to make an assignment of the Interests.

  F. There shall be no restrictions on the assignments of Interests except as provided in Article Six or this Article Seven.

                                 ARTICLE EIGHT
                DISSOLUTION AND LIQUIDATION OF THE PARTNERSHIP

  SECTION 8.01. EVENTS CAUSING DISSOLUTION.

  A. The Partnership shall be dissolved upon the happening of any of the following events:

    (i) the bankruptcy of the Partnership;

    (ii) the withdrawal or removal of the General Partner, except upon the election of a substitute general partner by the Limited Partners pursuant to Section 6.05;

    (iii) the dissolution or bankruptcy of the General Partner, except upon the election of a substitute General Partner by the Limited Partners pursuant to Section 6.05;

    (iv) the sale or other disposition of all of the property of the Partnership;

    (v) the happening of any other event [cawing] CAUSING the dissolution of the Partnership under the laws of the State of Delaware; or

    (vi) the expiration of the term of the Partnership.

Dissolution of the Partnership shall be effective on the day on which the event occurs giving rise to the dissolution. The Partnership shall not terminate until the assets of the Partnership shall have been liquidated as provided in Section 8.02. Notwithstanding the dissolution of the Partnership, prior to the termination of the Partnership, as aforesaid, the business of the Partnership and the affairs of the Partners as such, shall continue to be governed by this Agreement.

  B. Partners shall look solely to the assets of the Partnership for all distributions with respect to the Partnership and their Capital Contribution thereto, and shall have no recourse therefor (upon dissolution or otherwise) against the General Partner or any other Limited Partner.

  SECTION 8.02. LIQUIDATION.

  A. Upon dissolution of the Partnership, the General Partner shall liquidate the assets of the Partnership and the proceeds of such liquidation shall be applied and distributed in the following order of priority:

    (i) to the payments of Partnership Debt and all other liabilities of the Partnership owing to third parties;

    (ii) to the payment of any loans or advances that may have been made by any of the Partners to the partnership;

    (iii) to the payment of the expenses of the liquidation; and

    (iv) pro rata to the General Partner and to the Limited Partners to reduce any net balances then existing in the Capital Accounts of the Partners.

  B. Notwithstanding the foregoing, in the event the General Partner shall determine that an immediate sale of all or part of the Partnership assets would cause undue loss to the Partners, the General Partner, in order to avoid such loss, may, after having given Notification to all the Limited Partners, to the extent not then prohibited by the limited partnership act of any jurisdiction in which the Partnership is then formed or qualified and applicable in the circumstances, either defer liquidation of and withhold from distribution for a reasonable time any assets of the Partnership except those necessary to satisfy the Partnership's debts and obligations, or distribute the assets of the Partnership in kind.

  C. If any assets of the Partnership are to be distributed in kind, such assets shall be distributed on the basis of the fair market value thereof, and any Partner entitled to any interest in such assets shall receive such interest therein as a tenant-in-common with all other Partners so entitled. The fair market value of such assets shall be determined by an independent appraiser to be selected by random number from a list of three qualified appraisers obtained by the General Partner from the American Institute of Real Estate Appraisers.

  D. The General Partner shall cause the cancellation of the Partnership's certificate of limited partnership upon completion of winding up the business of the Partnership and shall cause the liquidation and distribution of all the Partnership's assets.

                                 ARTICLE NINE
                        BOOKS AND RECORDS, ACCOUNTING,
                         REPORTS, TAX ELECTIONS, ETC.

  SECTION 9.01. BOOKS AND RECORDS.

  The books and records of the Partnership shall be maintained by the General Partner in accordance with applicable law at the principal office of the Partnership and shall be available for examination at such location by any Partner or such Partner's duly authorized representatives at any and all reasonable times. Any Partner, upon paying the costs of collating, duplication and mailing, shall be entitled, upon written application to the General Partner, to a copy of the list of the names and addresses of the Limited Partners and the number of Units owned by each of them.

  SECTION 9.02. ACCOUNTING AND FISCAL YEAR.

  The books of the Partnership will be kept on the accrual basis. The Partnership will report its operations for tax purposes on the accrual method. The Fiscal Year of the Partnership shall end December 31 in each year.

  SECTION 9.03. BANK ACCOUNTS AND INVESTMENTS.

  The bank accounts of the Partnership shall be maintained in such banking institutions as the General Partner shall determine, and withdrawals shall be made only in the regular course of Partnership business on such signature or signatures as the General Partner may determine. All deposits and other funds not needed in the operation of the business or not yet invested may be invested as provided in Section 5.01C(v) or in U.S. government securities, securities issued or guaranteed by U.S. government agencies, securities issued or guaranteed by states or municipalities, certificates of deposit and time or demand deposits in commercial banks, bankers' acceptances, savings and loan association deposits or deposits in members of the Federal Home Loan Bank System. The funds of the Partners shall not be commingled with the funds of any other Person.

  SECTION 9.04. REPORTS.

  The General Partner shall deliver to each Partner the following:

  A. As soon as practicable but in no event later than 75 days after the end of each Fiscal Year of the Partnership, such information as shall be necessary for the preparation by such Partner of a Federal income tax return, and state income or other tax returns with regard to the jurisdictions in which the Hotels are located. Such information shall include computation of the distributions to such Partner and the allocation to such Partner of the Net Profits or Net Losses, as the case may be, the Gain or Loss recognized by or allocated to the Partnership on the sale of a Hotel or other Partnership properties during such Fiscal Year; and

  B. Within 120 days after the end of each Fiscal Year of the Partnership, a statement prepared by the General Partner on an accrual basis of accounting which statement is to be audited and certified by a firm of independent public accountants selected by the General Partner, setting forth its opinion as to the items in clauses (i) and (ii) below, which statement shall set forth the following:

    (i) a statement of assets, liabilities and Partners' capital, a statement of income and expenses on an accrual basis and a statement of [sources and uses of funds] CASH FLOWS, and a statement of changes in Partners' capital all such statements to be on an aggregate basis with the Harbor Beach Partnership [and the Warner Canter Partnership];

    (ii) the balances in the Capital Accounts of the Limited Partners in the aggregate and of the General Partner;

    (iii) a report (which need not be audited) summarizing the fees, commissions, compensation and other remuneration and reimbursed expenses paid by the Partnerships for such Fiscal Year to the General Partner or any Affiliate of the General Partner or the general partners of the Harbor Beach Partnership or [the Warner Canter Partnership or] any Affiliate of such general partners and the services performed; and

    (iv) a budget (which need not be audited) setting forth the expected Net Profits and Net Losses per Unit, for the current Fiscal Year.

  C. Within 75 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Partnership, the General Partner shall send to each Person who was a Limited Partner at any time during the Fiscal Quarter then ended (i) a balance sheet (which need not be audited) and (ii) a profit and loss statement (which need not be audited) and any other pertinent information regarding the Partnership and its activities during the period covered by the report as required by Form 10-Q under the Securities Exchange Act of 1934.

  D. Concurrent with the report sent pursuant to Section 9.04C for the third Fiscal Quarter of each Fiscal Year, the Partners will be furnished an estimate of Net Profits or Net Losses per Unit for such Fiscal Year.

  E. The General Partner may prepare and deliver to the Limited Partners from time to time in its sole discretion during each Fiscal Year, in connection with cash distributions, unaudited statements showing the results of operations of the Partnerships to the date of such statement.

  F. The General Partner shall prepare and file such registration statements, annual reports, quarterly reports, current reports, proxy statements and other documents, if any, as may be required under the Securities Exchange Act of 1934 and the rules and regulations of the Securities and Exchange Commission thereunder.

  SECTION 9.05. TAX DEPRECIATION AND ELECTIONS.

  A. With respect to all depreciable assets of the Partnership, the General Partner may, in its sole discretion, elect to use such depreciation method for Federal tax purposes as it deems appropriate and in the best interest of the Partners generally.

  B. The General Partner shall be permitted in any Fiscal Year to make an election under section 754 of the Code and such other tax elections as it may from time to time deem necessary or appropriate.

  SECTION 9.06. INTERIM CLOSING OF THE BOOKS.

  There shall be an interim closing of the books of account of the Partnership
(i) at the date of the admission to the Partnership of THE ORIGINAL Limited Partners [as of the date of this Agreement], (ii) at any time a taxable year of the Partnership ends pursuant to the Code and (iii) at such other times as the General Partner shall determine are required by good accounting practice or may be appropriate under the circumstances.

                                  ARTICLE TEN
                MEETINGS AND VOTING RIGHTS OF LIMITED PARTNERS

  SECTION 10.01. MEETINGS.

  A. Meetings of the Limited Partners for any purpose may be called by the General Partner and shall be called by the General Partner upon receipt of a request in writing signed by [holders of] LIMITED PARTNERS HOLDING 10% or more of the Units. Notification of any such meeting shall be sent to the Limited Partners within ten business days after receipt of such a request. Such request or any notification from the General Partner shall state the purpose of the proposed meeting and the matters proposed to be acted upon thereat. Such meeting may be held at the principal office of the Partnership or at such other location within the United States as the General Partner may deem appropriate or desirable. In addition, the General Partner may, and, upon receipt of a request in writing signed by [holders of] LIMITED PARTNERS HOLDING 25% or more of the Units, the General Partner shall submit any matter (upon which the Limited Partners are entitled to act) to the Limited Partners for a vote by written Consent without a meeting.

  B. Notification of any such meeting shall be given not less than 10 days nor more than 60 days before the date of the meeting, to the Limited Partners at their record addresses, or at such other address which they may have furnished in writing to the General Partner. Such Notification shall be in writing, and shall state the place, date, hour and purpose of the meeting, and shall indicate that it is being issued at or by the direction of the Partner or Partners calling the meeting. If a meeting is adjourned to another time or place, and if any announcement of the adjournment of time or place is made at the meeting, it shall not be necessary to give Notification of the adjourned meeting. The presence in person or by proxy of [holders of] LIMITED PARTNERS HOLDING a majority of the Units (WHICH, IN THE CASE OF AN INTERESTED TRANSACTION, MUST INCLUDE A MAJORITY OF THE UNITS HELD BY LIMITED PARTNERS OTHER THAN THE GENERAL PARTNER AND ITS AFFILIATES) shall constitute a quorum at all meetings of the Limited Partners; provided, however, that if there be no such quorum, [holders of] LIMITED PARTNERS HOLDING a majority of the Units so present or so represented may adjourn the meeting from time to time without further notice, until a quorum shall have been obtained. No Notification of the time, place or purpose of any meeting of Limited Partners need be given to any Limited Partner who attends in person or is represented by proxy (except when a Limited Partner attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business on the ground that the meeting is not lawfully called or convened), or to any Limited Partner entitled to such notice who, in a writing executed and filed with the records of the meeting, either before or after the time thereof, waives such Notification.

  C. For the purpose of determining the Limited Partners entitled to vote at any meeting of the Partnership or any adjournment thereof, OR ENTITLED TO CONSENT TO ANY MATTER UPON WHICH THE LIMITED PARTNERS ARE ENTITLED TO ACT BY WRITTEN CONSENT WITHOUT A MEETING, the General Partner or the Limited Partners requesting such meeting may fix, in advance, a date as the record date for any such determination of Limited Partners. Such date shall be not more than 60 days nor less than 10 days before any such meeting.

  D. The Limited Partners may authorize any Person to act for them by proxy in all matters in which a Limited Partner is entitled to participate, whether by waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or the Partner's attorney-in-fact. No proxy shall be valid beyond the period permitted by law. Every proxy shall be revocable at the pleasure of the Limited Partner executing it.

  E. At each meeting of Limited Partners, the General Partner shall appoint such officers and adopt such rules for the conduct of such meeting as the General Partner shall deem appropriate.

  F. As and to the extent that the Securities Exchange Act of 1934 is applicable to the procedural rules governing any meeting of Limited Partners (including any proxies or proxy statement related thereto), the provisions of such Act shall take precedence over any provision of this Section 10.01 which may be inconsistent therewith.

  G. If any consents, determinations or votes of Limited Partners, with or without a meeting, are to be requested, made or taken[,] WITH RESPECT TO AN INTERESTED TRANSACTION, UNITS HELD BY the General Partner or any Affiliate shall [not be entitled to any voting, determinative or consensual rights with respect to any Interests owned or controlled by any of them nor shall any such Interests be taken into account in determining the presence or absence of a quorum.] BE VOTED IN THE SAME MANNER AS THE VOTE OF LIMITED PARTNERS HOLDING, IN THEIR CAPACITY AS LIMITED PARTNERS AND NOT AS ASSIGNEES, A MAJORITY OF THE OUTSTANDING UNITS ACTUALLY VOTING ON THE INTERESTED TRANSACTION (OTHER THAN THOSE UNITS HELD BY THE GENERAL PARTNER OR ANY OF ITS AFFILIATES); PROVIDED, HOWEVER, THAT NO INTERESTED TRANSACTION SHALL BE DEEMED TO BE APPROVED UNLESS A MAJORITY OF THE UNITS HELD BY LIMITED PARTNERS OTHER THAN THE GENERAL PARTNER AND ITS AFFILIATES ARE PRESENT IN PERSON OR BY PROXY AT THE MEETING AT WHICH SUCH INTERESTED TRANSACTION IS CONSIDERED, OR, IF WRITTEN CONSENTS ARE SOUGHT WITH RESPECT TO SUCH INTERESTED TRANSACTION, CONSENTS REPRESENTING A MAJORITY OF THE UNITS HELD BY LIMITED PARTNERS OTHER THAN THE GENERAL PARTNER AND ITS AFFILIATES ARE RETURNED AND NOT WITHDRAWN PRIOR

TO THE EXPIRATION OF THE CONSENT SOLICITATION PERIOD. WITH RESPECT TO ALL MATTERS OTHER THAN AN INTERESTED TRANSACTION, THE GENERAL PARTNER AND ITS AFFILIATES MAY VOTE UNITS HELD BY THEM AS LIMITED PARTNERS IN THEIR SOLE AND ABSOLUTE DISCRETION.

  SECTION 10.02. SPECIAL VOTING RIGHTS OF LIMITED PARTNERS.

  A. If at any time any agreement (including the Management [Agreements and Operating Lease)] AGREEMENT, IF THE MANAGER IS AN AFFILIATE OF THE GENERAL PARTNER, AND THE OPERATING LEASE, IF MARRIOTT HOTEL SERVICES, INC. IS AN AFFILIATE OF THE GENERAL PARTNER) pursuant to which operating management of any property of the Partnership[,] OR the Harbor Beach [Partnership or the Warner Center] Partnership is vested in the General Partner or any general partner of the other [two Partnerships] PARTNERSHIP which is an Affiliate of the General Partner and if pursuant to the terms of such agreement the Partnership[,] OR the Harbor Beach [Partnership or the Warner Center] Partnership has a right to terminate such agreement as a result of the failure of the operation of such property to attain any economic objective, the Limited Partners, without the Consent of the General Partner, may, upon the affirmative vote of [the holders of] LIMITED PARTNERS HOLDING a majority of the Units, take action to exercise the right of the Partnership, acting for itself or as a general partner of the Harbor Beach Partnership [or a limited partner of the Warner Center Partnership], to terminate such agreement.

  B. To the extent not inconsistent with applicable law, in the event that the General Partner has breached its obligations under Section 5.03B or has committed and not, within a reasonable period of time, remedied any act of fraud, bad faith, gross negligence or breach of fiduciary duty in carrying out its duties as the general partner, [holders of] LIMITED PARTNERS HOLDING a majority of the Units may, without the Consent of the General Partner, vote to:

    (i) amend this Agreement; provided, however, that the allocable percentage interests of the Partners in the allocations set forth in Article [IV] FOUR may not be altered, and no new material obligation may be imposed on any Partner without such Partner's approval;

    (ii) dissolve the Partnership; or

    (iii) remove the General Partner, provided that the Partnership is continued in the manner set forth in Section 6.05.

                                ARTICLE ELEVEN
                           MISCELLANEOUS PROVISIONS

  SECTION 11.01. APPOINTMENT OF GENERAL PARTNER AS ATTORNEY-IN-FACT.

  A. Each Limited Partner, including each Substituted Limited Partner, by the execution and delivery of the Subscription Agreement or the Partnership Agreement, irrevocably constitutes and appoints the General Partner and the President, any Vice President, Secretary, Treasurer, Assistant Secretary and Assistant Treasurer of any corporate General Partner as his true and lawful attorney-in-fact with full power and authority in such Limited Partner's name, place and stead to execute, acknowledge, deliver, swear to, file and record at the appropriate public offices such documents as may be necessary or appropriate to carry out the provisions of this Agreement, including but not limited to:

    (i) all certificates and other instruments, including counterparts of this Agreement, and any amendment or restatement thereof, which the General Partner deems appropriate to form, qualify or continue the Partnership as a limited partnership (or a partnership in which the Limited Partners will have limited liability comparable to that provided by the [Delaware Revised Uniform Limited Partnership] Act) in the jurisdictions in which the Partnership may conduct business or in which such formation, qualification or continuation is, in the opinion of the General Partner, necessary or desirable to protect the limited liability of the Limited Partners;

    (ii) all amendments to this Agreement adopted in accordance with the terms hereof and all instruments which the General Partner deems appropriate to reflect a change or modification of the Agreement in accordance with the terms hereof;[and]

    (iii) all documents or instruments which the General Partner [deem] DEEMS appropriate to reflect the admission of a Limited Partner (including any Substituted Limited Partner), the dissolution of the Partnership, sales or transfers of Partnership property, sales or transfers of Partnership Interests, or the initial amount or increase or reduction in amount of any Partner's Capital Contribution or reduction in any Partner's Capital Account;

    (iv) any instrument or document requested by the Partnership or any purchaser of the Interest of a Defaulting Limited Partner under the provisions of Section 3.05 of this Agreement; and

    (v) all documents, including but not limited to financing statements, necessary or appropriate to perfect and continue the Partnership's security interest in such Limited Partner's Interest.

  B. The appointment by all Limited Partners of the General Partner and the aforesaid officers of any corporate General Partner as attorney-in-fact shall be deemed to be a power coupled with an interest, in recognition of the fact that each of the Partners under this Agreement will be relying upon the power of the General Partner to act as contemplated by this Agreement in any filing and other action by it on behalf of the Partnership, and shall survive, and not be affected by the bankruptcy, death, incapacity, disability, adjudication of incompetence or insanity, or dissolution of any Person hereby giving such power and the transfer or assignment of all or any part of the Units or Interest of such Person; provided, however, that in the event of the transfer by a Limited Partner of all of such Limited Partner's Interests, the foregoing power of attorney of a transferor Partner shall survive such transfer only until such time as the transferee shall have been admitted to the Partnership as a Substituted Limited Partner and all required documents and instruments shall have been duly executed, filed and recorded to effect such substitution.

  SECTION 11.02. AMENDMENTS.

  A. Each Limited Partner, Substituted Limited Partner and any successor General Partner shall become a signatory hereof by signing such number of counterpart signature pages to this Agreement and such other instrument or instruments, and in such manner, as the General Partner shall determine. By so signing, each Limited Partner, Substituted Limited Partner or successor General Partner, as the case may be, shall be deemed to have adopted, and to have agreed to be bound by all the provisions of, this Agreement subject to the provisions of Section 7.02D.

  B. In addition to the amendments otherwise authorized herein, amendments may be made to this Agreement from time to time by the General Partner with the Consent of the holders of a majority of the Units; provided, however, that without the Consent of all the Partners, this Agreement may not be amended so as to (i) convert the Interest of a Limited Partner into a general partner's interest; (ii) modify the limited liability of a Limited Partner; (iii) alter the Interest of a Partner in Net Profits, Net Losses, or Gain or Loss (other than as required by the Code or Federal income tax regulations) or distributions of Cash Available for Distribution, Sale Proceeds, Refinancing Proceeds or reduce the percentage of Partners which is required to Consent to any action hereunder: (iv) modify the liability of the General Partner as provided in Section 3.08; (v) permit the General Partner to take any action prohibited by Section 5.02; (vi) cause the Partnership to be taxed for Federal income tax purposes as an association taxable as a corporation; or (vii) effect any amendment or modification to this Section 11.02B.

  C. In addition to the amendments otherwise authorized herein, the Partnership may agree to amendments to the Harbor Beach Partnership Agreement [or the Warner Center Partnership Agreement] from time to time with the consent of [the holders of] LIMITED PARTNERS HOLDING a majority of the Units; provided, however, without the consent of all of the Limited Partners, the Partnership will not consent to an amendment of the Harbor Beach Partnership Agreement [or Warner Center Partnership Agreement] so as to (i) alter the interest of a partner in the Harbor Beach [Partnership or Warner Center] Partnership in taxable profits, taxable losses, gains or loss (other than as required by the Code or Federal income tax regulations), cash distributions, sale, condemnation, casualty or refinancing proceeds; (ii) cause the Harbor Beach Partnership [or Warner Center Partnership] to be taxed for Federal income tax purposes as an association taxable as a corporation; (iii) effect any amendment or modification to this Section 11.02C; or (iv) reduce the percentage of [limited partners or other] partners which is required to consent to any action under the Harbor Beach Partnership Agreement [or the Warner Center Partnership Agreement].

  D. If this Agreement shall be amended as a result of adding or substituting a Limited Partner, the amendment to this Agreement shall be signed by the General Partner and by the Person to be substituted or added and, if a Limited Partner is to be substituted, by the assigning Limited Partner. If this Agreement shall be amended to reflect the withdrawal or removal of the General Partner when the business of the Partnership is being continued, such amendment shall be signed by the withdrawing General Partner (and the General Partner hereby so agrees) and by the successor General Partner.

  E. In making any amendments, there shall be prepared and filed for recordation by the General Partner such documents and certificates as shall be required to be prepared and filed, no such filing being required solely by reason of this Agreement, under the [Delaware Revised Uniform Limited Partnership] Act and under the laws of the other jurisdictions under the laws of which the Partnership is then formed or qualified, not less frequently, in the case of a substitution of a Limited Partner, than once each calendar quarter.

  F. THE GENERAL PARTNER MAY, WITHOUT THE CONSENT OF THE LIMITED PARTNERS, MAKE ANY AMENDMENT TO THIS AGREEMENT AS IS NECESSARY TO CLARIFY THE PROVISIONS HEREOF SO LONG AS SUCH AMENDMENT DOES NOT AFFECT THE RIGHTS OF THE LIMITED PARTNERS OR ASSIGNEES OF THEIR INTERESTS UNDER THIS AGREEMENT IN ANY MATERIAL RESPECT.

  SECTION 11.03. GENERAL PARTNER REPRESENTATION AND WARRANTIES.

  [The General Partner, individually and not as the general partner of the Partnership, hereby makes, in favor of the Limited Partners, the representations and warranties regarding the Orlando Hotel and other matters set forth in a certificate to be executed by the General Partner simultaneously with the admission of the Limited Partners to the Partnership.] The General Partner represents that the Partnership shall not incur the cost of any insurance which insures any party against any liability as to which such party is prohibited from being indemnified under this Agreement.

  SECTION 11.04. BINDING PROVISION.

  The covenants and agreements contained herein shall be binding upon, and inure to the benefit of, the heirs, executors, administrators, personal representatives, successors and assigns of the respective parties hereto.

  SECTION 11.05. APPLICABLE LAW.

  This Agreement shall be construed and enforced in accordance with laws of the State of Delaware.

  SECTION 11.06. COUNTERPARTS.

  This Agreement may be executed in several counterparts, all of which together shall constitute one agreement binding on all parties hereto, notwithstanding that all the parties have not signed the same counterpart.

  SECTION 11.07. SEPARABILITY OF PROVISIONS.

  Each provision of this Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of or affect those portions of this Agreement which are valid.

  SECTION 11.08. ARTICLE AND SECTION TITLES.

  Article and section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text.

  SECTION 11.09. SHORT FORM FILINGS.

  The General Partner shall have authority to sign any short-form Certificate of Limited Partnership or restated or amended Certificate of Limited Partnership meeting the requirement of applicable law which reflects this Agreement, as same may be amended.

  IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

                                          GENERAL PARTNER:
                                          [MARRIOTT HOTEL PROPERTIES, INC.

                                          By

                                          Withdrawing INITIAL LIMITED PARTNER:
                                           AIRLINE FOODS, INC.

                                          By     ] HOTEL PROPERTIES
                                           MANAGEMENT, INC.

                                          BY:__________________________________
                                                   BRUCE F. STEMERMAN
                                             PRESIDENT, DIRECTOR, TREASURER
                                              AND CHIEF ACCOUNTING OFFICER

                                          LIMITED PARTNERS

                                          BY: HOTEL PROPERTIES MANAGEMENT,
                                              INC., AS ATTORNEY-IN-FACT FOR
                                              THE LIMITED PARTNERS

                                              BY:______________________________
                                                     BRUCE F. STEMERMAN
                                               PRESIDENT, DIRECTOR, TREASURER
                                                AND CHIEF ACCOUNTING OFFICER

                                ACKNOWLEDGMENT



STATE OF       ss.:
COUNTY OF


  On this           day of          , [1985] 1996, before me personally
appeared          , to me known, who, first by me duly sworn, did depose and
say that he is the [Vice President of Marriott]           OF Hotel Properties
MANAGEMENT, Inc., that he knows the seal of such corporation and that such seal hereto affixed is such seal and that it was so affixed by order of the Board of Directors of [Marriott] Hotel Properties MANAGEMENT, Inc. [Corporation], and that he signed his name thereto on behalf of the General Partner by order of the Board of Directors of [Marriott] Hotel Properties MANAGEMENT, Inc.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official Seal the day and year in this certificate first above written.

[SEAL]                                    _____________________________________
                                          Notary Public for:
                                          My Commission Expires:

                                [ACKNOWLEDGMENT



STATE OF       ss.:
COUNTY OF


  On this           day of          , 1985, before me personally appeared
    , to me known, who, first by me duly sworn, did depose and say that he is the vice President of Airline Foods, Inc., the Initial Limited Partner of Marriott Hotel Properties Limited Partnership, that he knows the seal of such corporation and that such seal hereto affixed is such seal and that it was so affixed by order of the Board of Directors of Airline Foods, Inc., and that he signed his name to the foregoing instrument on behalf of Airline Foods, Inc. by order of the Board of Directors of Airline Foods, Inc.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]                                    _____________________________________
                                          Notary Public for:
                                          My Commission Expires:[ ]

                                ACKNOWLEDGMENT



STATE OF       ss.:
COUNTY OF


  On this           day of          , [1985] 1996, before me personally
appeared          , to me known, who, first by me duly sworn, did depose and
say that he is the           of [Marriott] Hotel Properties MANAGEMENT, Inc.,
that he knows the corporate seal of said corporation and that such seal hereto affixed is such seal and that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto on behalf of said corporation as attorney-in-fact for all the Limited Partners of Marriott Hotel Properties Limited Partnership.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]                                    _____________________________________
                                          Notary Public for:
                                          My Commission Expires:

                          SECOND AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP
                        LIMITED PARTNER SIGNATURE PAGE

  The undersigned, desiring to enter into the SECOND Amended and Restated Agreement of Limited Partnership of Marriott Hotel Properties Limited Partnership, a Delaware limited partnership[,] (the "Agreement"), hereby agrees to and agrees to be bound by all of the terms and provisions of the Agreement. The undersigned hereby joins in and executes the Agreement, hereby authorizing this Signature Page to be attached to the Agreement.

  WITNESS the execution hereof by the undersigned this      day of     ,     .

  If an individual:

  _________________________________           _________________________________
  Print Name                                  Signature
  _________________________________           _________________________________
  Print Name                                  Signature

  If a corporation, partnership or trust:

  _________________________________
  Print Name of Entity

By:__________________________________         _________________________________
  Print Name of Authorized Officer,           Signature of Authorized Officer,
  Partner or Trustee                          Partner or Trustee
  _________________________________

  Print Title of Authorized Officer           _________________________________
  _________________________________           Signature of Co-Trustee (if
                                              required by trust instrument)
  Print Name of Co-Trustee
  (if required by trust instrument)
--------
* Complete if Unit is to be owned by two persons.

                           INDIVIDUAL ACKNOWLEDGMENT



STATE OF       ss.:
COUNTY OF


  On this           day of          , [1985] 19  , before me personally
appeared    , to me known to be the person(s) described in and who executed the foregoing instrument, and acknowledged that (he) executed the same as
(his) free act and deed.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]                                    _____________________________________
                                          Notary Public for:
                                          My Commission Expires:

                           CORPORATE ACKNOWLEDGMENT



STATE OF       ss.:
COUNTY OF


  On this           day of          , [1985] 19  , before me personally
appeared           to me known, who, being first by me duly sworn, did depose
and say that he resides at          ; that he is the           of the
corporation described in and which executed the above instrument; that [the corporation has no seal]*[he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation]*, and that he signed his name thereto by order of said corporation's Board of Directors.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]                                    _____________________________________
                                          Notary Public for:
                                          My Commission Expires:
--------
* Strike out whichever bracketed clause does not apply.

                      PARTNERSHIP OR TRUST ACKNOWLEDGMENT



STATE OF       ss.:
COUNTY OF


  On this           day of          , [1985] 19  , before me personally
appeared                                        who being first by me duly
sworn, did depose and say that he is a [General Partner] [trustee]* of
    , a           [partnership] [trust]*, and acknowledged that his execution of the foregoing instrument was the free act and deed of said partnership [trust]*.

  IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

[SEAL]                                    _____________________________________
                                          Notary Public for:
                                          My Commission Expires:
--------
* Strike out whichever bracketed clause does not apply.

$90,000 per Unit                                                         , 1985
    Units

                 MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP

                        EXHIBIT A LIMITED PARTNER NOTE

  FOR VALUE RECEIVED, the undersigned promises to pay to the order of MARRIOTT HOTEL PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the "Partnership"), at its offices at 10400 Fernwood Road, Bethesda, Maryland 20058, or at such other place as the holder hereof from time to time shall designate in writing to the undersigned, the principal sum of Ninety Thousand Dollars ($90,000) per Unit for the number of Units set forth above, without interest, in the following installments per Unit at the following times:

     DUE DATE                                  AMOUNT
     --------                                  ------
     May 15, 1986... $12,000 per Unit for the number of Units set forth above
     May 15, 1987... $20,500 per Unit for the number of Units set forth above
     May 15, 1988... $19,500 per Unit for the number of Units set forth above--
     May 15, 1989... $19,000 per Unit for the number of Units set forth above
     May 15, 1990... $19,000 per Unit for the number of Units set forth above

  In the event the undersigned fails to pay in lawful money of the United States of America any amount which he is required to pay to the Partnership on or before the tenth day following the date when such amount is due and payable, a late payment fee of five percent of the amount of the overdue payment shall be added to the amount due. If default shall continue beyond 30 days, in addition to the aforesaid late charge, the unpaid portion of such installment shall bear interest from the due date of such installment until paid in full at a rate equal to the lesser of four percentage points in excess of the prime rate announced from time-to-time by The Bankers Trust Company, New York, New York, charged to its best commercial customer, or the maximum rate permitted by law. In no event may the late charge, if deemed to be interest under law, when added to any interest exceed the rate permitted by law. If the default continues beyond 30 days after notice, the General Partner of the Partnership shall have the option of accelerating the payment of the entire unpaid balance of the note, and exercising all of the Partnership's rights and remedies under the Partnership Agreement, as hereinafter defined.

  The undersigned shall have the right to prepay, in whole or in part, at any time, the unpaid principal balance to this note.

  All of the provisions of the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") regarding this note are incorporated herein by reference.

  The undersigned agrees that in the event his subscription for a limited partnership interest in the Partnership is reduced, this note may be modified by the general partner of the Partnership (the "General Partner"), in its sole discretion, to reflect a corresponding reduction of the principal amount hereof, and the General Partner shall allocate such reduction equally among the installment payments due under this note.

  This note may not be modified orally, and shall be governed by, enforced, determined and construed in accordance with the laws of the State of Delaware. The undersigned hereby consents to the non-exclusive jurisdiction and venue of the courts of the State of Delaware and of the United States for the District of Delaware in connection with the collection of this note or any matter relating thereto and hereby irrevocably appoints the General Partner of the Partnership as its agent to receive service of process in the State of Delaware in connection with any such matter.

  In the event of default, the undersigned agrees to pay the costs of collection, including, without limitation, reasonable attorneys' fees and disbursements and court costs.

  The undersigned waives presentment, demand for payment, notice of dishonor, notice of protest, protest and all other notices or demands in connection with the delivery, acceptance, performance, default, endorsement or guaranty of this instrument, except as set forth in the Partnership Agreement. No failure or delay by the holder of this note in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof or course of dealing preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

  To secure repayments of the outstanding amounts hereunder, the undersigned has, pursuant to the Partnership Agreement, hereby granted to the Partnership a security interest in all of the undersigned's right, title and interest in the undersigned's limited partnership interest in the Partnership. In the event that this note is negotiated, endorsed, assigned, transferred and/or pledged, all references to the Partnership shall apply to the one which receives the Partnership's interest as if that one instead of the Partnership was named as the original payee under this note.

  If any part of this note is determined by any court to be invalid or unenforceable the remaining portions of this note will remain in effect. Any ambiguity or uncertainty in the note will be construed in favor of the Partnership.

  The terms of this note shall be binding upon and inure to the benefit of the respective successors and assigns of the Partnership and the undersigned.

  All definitions as used herein shall have the same meaning as such terms are used in the Partnership Agreement.

  If Subscriber is an individual:

  _________________________________           _________________________________
  Print Name of Subscriber                    Signature of Subscriber
  _________________________________           _________________________________
  Print Name of Co-Subscriber (if             Signature of Co-Subscriber (if
   any)                                        any)

  If Subscriber is a corporation, partnership or trust:

  ___________________________________________________________________________
  Print Name of Subscribing Entity

By:______________________________             _________________________________
  Print Name of Authorized Officer,           Signature of Authorized Officer,
  Partner or Trustee                          Partner or Trustee
  _________________________________

  Print Title of Authorized Officer           _________________________________
  _________________________________           Signature of Co-Trustee (if
                                              required by trust instrument)
  Print Name of Co-Trustee (if required by trust instrument)

                                 CONSENT FORM

  This Consent Form (the "Consent Form") must be completed and returned by every limited partner who wishes to vote for or against the proposals (the "Proposals") to amend the Amended and Restated Agreement of Limited Partnership (the "Partnership Agreement") of Marriott Hotel Properties Limited Partnership (the "Partnership") that are described in the Consent Solicitation Statement. The Proposals are being made in connection with the tender offer (the "Tender Offer") by MHP Acquisition Corp. to purchase 450 of the issued and outstanding units of limited partnership interest (the "Units") of the Partnership.

  THIS CONSENT FORM MUST BE RETURNED TO AND RECEIVED BY:

                                    GEMISYS
                               PROXY DEPARTMENT
                           7103 SOUTH REVERE PARKWAY
                              ENGLEWOOD, CO 80112

                         BY FACSIMILE: 1-800-387-7365

PRIOR TO 6:00 P.M., NEW YORK CITY TIME, ON FRIDAY, DECEMBER 20, 1996, OR SUCH LATER DATE AS MAY BE DESIGNATED IN A MAILING TO ALL LIMITED PARTNERS (THE "EXPIRATION DATE"). The Consent Form will be effective only when it is actually received by GEMISYS. A self-addressed return envelope has been provided for your convenience, if you desire to mail this Consent Form.

  All Consent Forms that are properly executed and returned to GEMISYS prior to the Expiration Date will be voted in accordance with the elections set forth therein. ANY LIMITED PARTNER WHO ABSTAINS OR FAILS TO RETURN A SIGNED CONSENT FORM WILL BE DEEMED TO HAVE VOTED AGAINST THE PROPOSALS. PROPERLY EXECUTED CONSENT FORMS THAT ARE NOT MARKED AS TO A PARTICULAR PROPOSAL WILL BE DEEMED TO BE VOTED FOR THE PROPOSAL.

  Before completing this Consent Form, you and your advisor, if any, should carefully review the Consent Solicitation Statement, including the attached copy of the Partnership Agreement, as proposed to be amended. Each of the proposed amendments to the Partnership Agreement, including the text of such amendments, is set forth in detail in Proposal Nos. 1 through 8 of the Consent Solicitation Statement.

  THE GENERAL PARTNER OF THE PARTNERSHIP IS AN AFFILIATE OF HOST MARRIOTT CORPORATION AND MHP ACQUISITION CORP. AND, THEREFORE, HAS SUBSTANTIAL CONFLICTS OF INTEREST WITH RESPECT TO THE AMENDMENTS. ACCORDINGLY, THE GENERAL PARTNER MAKES NO RECOMMENDATION TO ANY UNITHOLDER AS TO WHETHER TO VOTE FOR OR AGAINST THE AMENDMENTS. EACH UNITHOLDER MUST MAKE HIS OR HER OWN DECISION WHETHER OR NOT TO VOTE FOR OR AGAINST THE AMENDMENTS.

  IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS, PLEASE CONTACT HOST MARRIOTT INVESTOR RELATIONS AT (301) 380-2070. IF YOU WOULD LIKE ASSISTANCE IN COMPLETING THIS CONSENT FORM, PLEASE CONTACT TRUST COMPANY OF AMERICA (THE "INFORMATION AGENT") AT (800) 955-9033.

  Consent Forms may be withdrawn at any time prior to the Expiration Date. In addition, you may change your vote subsequent to the submission of a Consent Form, but prior to the Expiration Date. For a withdrawal or change of vote to be effective, you must execute and deliver, prior to the Expiration Date, a subsequently dated Consent Form or a written notice stating that the consent is revoked to GEMISYS at the address set forth above. Consent Forms and notices of withdrawal or change of vote dated or received after the Expiration Date will not be valid.

                                FORM OF CONSENT

  You may vote uniformly on all of the Proposals by marking the appropriate box set forth in the first item below. Alternatively, you may vote individually on any Proposal by marking the appropriate boxes relating to Proposal Nos. 1 through 8 below. IN ORDER FOR LIMITED PARTNERS TO HAVE THE OPPORTUNITY TO RECEIVE THE CASH PRICE PER UNIT OFFERED PURSUANT TO THE TENDER OFFER, PROPOSAL NOS. 1 THROUGH 6 MUST BE APPROVED BY LIMITED PARTNERS HOLDING A MAJORITY OF THE OUTSTANDING UNITS. Abstentions on any or all of the Proposals will have the same effect as votes AGAINST such Proposal(s).

UNIFORM VOTING
--------------

APPROVAL, REJECTION OR ABSTENTION OF ALL OF THE AMENDMENTS

              [_] FOR   [_] AGAINST   [_] ABSTAIN

NOTE: IF YOU CHOOSE TO VOTE UNIFORMLY ABOVE, YOU MAY NOT VOTE INDIVIDUALLY ON
      ANY OF THE PROPOSALS BELOW.

PROPOSAL NO. 1                            PROPOSAL NO. 5
--------------                            --------------
(PAGE 8 OF CONSENT SOLICITATION           (PAGE 18 OF CONSENT SOLICITATION
STATEMENT)                                STATEMENT)

AMENDMENTS TO VOTING PROVISIONS           AMENDMENTS TO PROVISIONS ALLOCATING
[_] FOR   [_] AGAINST   [_] ABSTAIN       PROFITS AND LOSSES AND CASH
                                          DISTRIBUTIONS

PROPOSAL NO. 2                            [_] FOR   [_] AGAINST   [_] ABSTAIN
--------------
(PAGE 12 OF CONSENT SOLICITATION
STATEMENT)

AMENDMENT TO DEFINITION OF AFFILIATE      PROPOSAL NO. 6
[_] FOR   [_] AGAINST   [_] ABSTAIN       --------------
                                          (PAGE 21 OF CONSENT SOLICITATION
                                          STATEMENT)

                                          TAX AMENDMENTS
PROPOSAL NO. 3                            [_] FOR   [_] AGAINST   [_] ABSTAIN
--------------
(PAGE 15 OF CONSENT SOLICITATION
STATEMENT)

AMENDMENTS TO AUTHORITY OF THE            PROPOSAL NO. 7
GENERAL PARTNER                           --------------
                                          (PAGE 21 OF CONSENT SOLICITATION
                                          STATEMENT)

[_] FOR   [_] AGAINST   [_] ABSTAIN       CLARIFYING AMENDMENTS
                                          [_] FOR   [_] AGAINST   [_] ABSTAIN

PROPOSAL NO. 4
--------------
(PAGE 17 OF CONSENT SOLICITATION
STATEMENT)                                PROPOSAL NO. 8
                                          --------------
REVISION OF TRANSFER RESTRICTIONS         (PAGE 21 OF CONSENT SOLICITATION
                                          STATEMENT)
[_] FOR   [_] AGAINST   [_] ABSTAIN       AMENDMENT TO AMENDMENT PROVISIONS
                                          [_] FOR   [_] AGAINST   [_] ABSTAIN


  The undersigned hereby acknowledges receipt of the Consent Solicitation Statement, dated November 19, 1996. If Units are owned jointly, all joint owners must sign below. ALL OWNERS MUST SIGN THEIR NAMES EXACTLY AS SET FORTH ON THE STICKER BELOW. All Units represented by properly executed consent forms will be voted in accordance with the choices specified in the forms. IF NO CHOICE IS SPECIFIED, THE UNITS WILL BE VOTED FOR THE PROPOSAL(S).

DATE: ___________________             SIGNATURE(S) OF PARTNER(S): _________
                                      SIGNATURE(S) OF PARTNER(S): _________

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